UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material under § 240.14a-12
Gates Industrial Corporation plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1144 15th Street, Denver, Colorado 80202, 303.744.1911

Dear Gates Shareholders:

On behalf of Gates Industrial Corporation plc (“Gates,” “Gates Industrial Corporation,” “Company,” “we,” “us,” and “our”), we are writing to inform you of an important proposal: the redomiciliation of our parent holding company, Gates Industrial Corporation plc, from England and Wales to Bermuda (the “Redomiciliation”). This Proposal is the result of a comprehensive review of our corporate structure and is designed to position the Company and its subsidiaries for continued growth, improved efficiency, and value creation for all shareholders.
Each capitalized term used but not otherwise defined in this letter has the meaning given to such term in the section titled “Definitions” of the accompanying joint proxy statement and scheme circular document (the “Document”). This letter and the accompanying Document are being made available to Shareholders of record (i.e., who hold Gates Shares directly), together with beneficial owners whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC.
Summary of the Proposal
We are seeking your approval to change the jurisdiction of incorporation of our parent holding company from England and Wales to Bermuda. This change will not affect our listing on the New York Stock Exchange (the “NYSE”), our day-to-day operations, or our commitment to our customers, employees, and partners worldwide. Rather, it is a carefully considered step to increase flexibility for strategic and financing transactions, streamline our corporate structure, reduce the regulatory burdens of being treated as a public company under the laws of both the United States (“U.S.”) and the United Kingdom (“U.K.”) and thereby achieve meaningful cost savings, benefit from the flexibility that Bermuda law provides to take value-enhancing actions, such as returning capital to shareholders and raising capital, and better align our governance and reporting practices with the expectations of our predominantly U.S.-based shareholder base.
The Scheme
The Redomiciliation is proposed to be effected by way of a U.K. scheme of arrangement under Part 26 of the Companies Act. Subject to approval by Gates Shareholders and the sanction (i.e., approval) of the U.K. Court, the Redomiciliation will result in:
•Gates Industrial Corporation Ltd. (“New Gates”), a new exempted company limited by shares incorporated in Bermuda, becoming the parent holding company of Gates Industrial Corporation;
•Gates Shareholders holding the same number of New Gates Shares as the Gates Shares they held as of the Scheme Record Time; and
•Gates Industrial Corporation becoming a wholly owned, direct subsidiary of New Gates.
Under the Scheme, on the Effective Date, all Gates Shares will be cancelled and New Gates will issue the New Gates Shares to all Shareholders of record as of the Scheme Record Time so that Shareholders of record will receive fully paid and non-assessable New Gates Shares as follows:
one New Gates Share for each Gates Share held at the Scheme Record Time.
If you are a beneficial owner of the Gates Shares held in “street name”, you will become the beneficial owner of one New Gates Share for each Gates Share that you were the beneficial owner of as at the Scheme Record Time. Your ownership of New Gates Shares will be recorded in book-entry form by your bank, broker or other nominee and, unless otherwise advised by your bank, broker or other nominee, without the need for any additional action on your part.
The terms of the Scheme are further set out in the Document, including “Part I Explanatory Statement” beginning on page 32 of the Document, “Part II Conditions to and further terms of the Scheme” beginning on page 52 of the Document”, and “Part III The Scheme of Arrangement” beginning on page 54 of the Document.

1144 15th Street, Denver, Colorado 80202, 303.744.1911
Shareholder Value Creation Objective Follows Thorough Board Analysis
The Board decided to pursue the Redomiciliation after a careful analysis, with the assistance of Gates’s management team and outside advisors, that took place over more than 18 months. During this process, the Board and Gates’s management team considered remaining incorporated in England and Wales or changing its jurisdiction to the United States (including Delaware), Bermuda, the Cayman Islands and Luxembourg, among other jurisdictions. A number of factors were considered, including which jurisdiction offered: (1) the best opportunity for long-term shareholder value creation and flexibility to pursue corporate transactions and capital raising activities to enhance value creation opportunities; (2) a more certain and efficient redomiciliation process; and (3) expected economic savings further supported by reduced administrative burdens.
Following this rigorous analysis, the Board selected Bermuda as its jurisdiction of choice because it believes a Bermuda incorporation offers Gates and its shareholders more strategic flexibility and new opportunities for long-term shareholder value creation and will reduce administrative costs. Bermuda provides a stable business-friendly legal environment with a long-standing reputation for supporting multinational companies. Additionally, Bermuda’s corporate law provides flexible corporate governance standards and efficient redomiciliation procedures, further supporting the Company’s objectives.
The proposed Redomiciliation from England and Wales to Bermuda is expected to provide the following key potential advantages for Shareholders:
•Increased flexibility for corporate transactions and capital raising: English law includes a number of strict corporate law requirements. For example, many corporate actions by English incorporated companies require a supermajority vote of shareholders (75 percent of the votes cast) – including any amendment of a company’s articles of association and the disapplication (or waiver) of statutory pre-emption rights on issuances of equity securities for cash. The application of pre-emption rights on equity issuances from an NYSE-listed company is both unusual and impractical and we are, therefore required to seek shareholder approval to disapply (or waive) such rights. The duration of approval for such waiver of statutory pre-emption rights is limited to a period of five years or shorter; however, due to institutional investor guidelines we are practically required to seek such waiver at each annual general meeting. Additionally, English law does not provide for statutory mergers – comparable business combinations must instead be effected through a scheme of arrangement requiring approval by a majority in number of shareholders who represent 75 percent or more in value of the shares held by shareholders present and voting.
In comparison, under the New Gates Bye-laws, the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote will be required in order for New Gates to amend the New Gates Bye-laws. Additionally, New Gates Shareholders will not be entitled to pre-emption rights with respect to any issuance of shares by New Gates. Furthermore, under Bermuda law and the New Gates Bye-laws, many corporate actions will require only the affirmative vote of a majority of the votes cast by Shareholders entitled to vote at a general meeting of the Shareholders – including, under certain circumstances, mergers and amalgamations. The Redomiciliation is intended to increase flexibility for the Company to take key corporate actions, including raising equity financing (e.g., for the purpose of reducing the cost of capital or financing future strategic transactions), as well as making us more agile when it comes to pursuing mergers and other business combinations using transaction structures which will be more familiar to our largely U.S. Shareholder base.

•Streamlined share buyback process: Share buybacks form a key component of our capital allocation strategy. As a company incorporated in England and Wales and listed on the NYSE, we are only permitted to conduct buybacks through shareholder-approved contracts with shareholder-approved counterparties, and these approvals must be renewed every five years or more frequently in practice. The amount of any buyback must be funded from distributable reserves or the proceeds of a new share issuance. U.K. stamp duty is imposed on buybacks at a rate of 0.5 percent of the value which can result in additional costs (for example, a $200 million share repurchase program would incur $1 million of stamp duty). Redomiciliation would offer us greater flexibility and efficiency to conduct share buybacks and would eliminate the cost of U.K. stamp duty.
•Total return and dividends: Under English law, a company can issue dividends only if it has sufficient “distributable reserves.” The calculation of such distributable reserves requires, among other things, all accumulated realized losses (irrespective of when incurred) to be deducted from a company’s accumulated realized profits (which will have been reduced by other distributions over time), rather than simply referencing the company’s net asset position at the time or the actual profits made in a particular financial period when the dividend is paid. Bermuda does not require a company to

1144 15th Street, Denver, Colorado 80202, 303.744.1911
justify proposed dividends against distributable reserves. Instead, Bermuda companies may make distributions so long as they satisfy a solvency test, similar to the rules familiar to our largely U.S. Shareholder base. Gates has historically delivered strong shareholder returns on a relative basis (as evidenced by cumulative three-year share price appreciation of approximately 90% through April 30, 2026 compared to approximately 73% for the S&P 500) and the Redomiciliation would provide us greater flexibility to pay dividends to Shareholders.
•Eliminate duplicative regulation and reporting: The Redomiciliation will relieve the Company from the obligation to comply with both U.K. and U.S. public company regimes, including the elimination of duplicative financial reporting under both U.S. generally accepted accounting principles (“U.S. GAAP”) and International Financial Reporting Standards (“IFRS”). Going forward following the Redomiciliation, we would report solely under U.S. GAAP, simplifying our financial disclosures and meaningfully reducing administrative costs. Further, because of the availability of the Company’s financial statements prepared in accordance with U.S. GAAP, the Company does not believe that its shareholders find the Company’s IFRS financial statements meaningful or additive to the Company’s financial reporting. The Company estimates overall annual cash savings from reduced administrative, accounting and legal complexity of approximately $4 million.
•Align our governance and reporting practices with the expectations of our predominantly U.S.-based shareholders: Given our listing on the NYSE, Bermuda’s flexible corporate governance coupled with no longer being incorporated in England and Wales would also allow us to more closely align our governance and reporting practices with the expectations of our largely U.S. Shareholder base.
Alternatives Considered
As part of their analysis, the Board and the Company’s management team considered redomiciling Gates to the United States (including the State of Delaware), among other jurisdictions. Gates believes there is a significant difference in the expected cost and certainty associated with redomiciling to Bermuda versus the United States, and the Board determined that, at the present time, it is not as advantageous as being incorporated in Bermuda for a number of reasons:
•First, due to significant differences between the U.S. and U.K. tax regimes, redomiciling to the United States would require Gates to incur estimated costs in the range of $3 million to $5 million and devote its resources over a significant and uncertain amount of time to investigate whether Gates’s financial performance would be adversely affected by a potential redomiciliation to the United States (including the State of Delaware) relative to Bermuda. The outcome of such analysis is also subject to significant uncertainty and there can be no assurance that redomiciling to the United States would not adversely impact New Gates’s financial performance.
•Second, redomiciling to the United States would require Gates to undergo a substantial restructuring of its non-U.S. treasury and business operations to align with current U.S. taxation rules. Such restructuring would require additional corporate resources, require Gates to incur additional and likely meaningful costs and take a significant amount of time, all of which would not be required if Gates pursued redomiciling in Bermuda.
•Third, redomiciling to the United States could be treated as taxable to certain shareholders from a U.S. federal income tax perspective, whereas redomiciling to Bermuda is expected to be tax-free to U.S. Holders as described in “Part IV Taxation — Material U.S. Federal Income Tax Consequences” of the Document.
•Fourth, if Gates were to delay the proposed Redomiciliation, as discussed elsewhere in this letter and the Document, it would cause Gates to incur additional U.K. compliance related costs in fiscal year 2026, and potentially 2027. Redomiciling to Bermuda would allow Gates to change its jurisdiction of incorporation in a more time efficient manner and thereby avoid these costs.
•Fifth, the Board believes Bermuda’s current tax regime is generally more favorable, less complex and less prone to uncertainty and risk of unfavorable changes compared to the U.S. tax regime.
In sum, while the absolute total cost differential is not known, the Board also considered potential missed opportunity costs, efficiency, management distraction from strategic priorities, compliance costs and other factors in choosing to redomicile to Bermuda instead of the United States.

1144 15th Street, Denver, Colorado 80202, 303.744.1911
Redomiciliation is Not Tax-Driven
The Redomiciliation will enhance Gates’s strategic and financial flexibility, but it is not tax-driven and our operating subsidiaries’ jurisdictions of tax residence will not be changing. We expect the Redomiciliation to be tax-free to U.S. Holders.
No Impact on Operations
The change in jurisdiction of our parent holding company is not expected to have any material impact on our day-to-day operations, services, management, Board, or employee base.
Every Vote Matters
To implement the Redomiciliation, we must hold back-to-back meetings, that include multiple shareholder votes, on the same day. We summarize the meetings to be held and the votes to be taken in the Document.
As an overview, we will hold a Court-convened meeting of Gates Shareholders (the “Court Meeting”) to approve the implementation of the Redomiciliation by way of the Scheme. We are also asking Gates Shareholders to approve certain matters related to the implementation of the Scheme at a General Meeting of Gates Shareholders.
(See “Part VI Notice of the Court Meeting” and “Part VII Notice of the General Meeting of Gates Industrial Corporation plc”.)
It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the Court can be satisfied that there is a fair and reasonable representation of Shareholder views.
All Shareholders of record as at the Voting Record Time are entitled to vote on the proposed Redomiciliation. As of     2026, Cede & Co., as custodian for DTC, is the Shareholder of record in respect of all but one of the Gates Shares and it will exercise its voting rights at the Meetings (in person or by proxy) based on the instructions it receives from the beneficial owners of the Gates Shares.
To ensure that the votes at the Meetings reflect the views of the beneficial owners of Gates Shares, beneficial owners of Gates Shares are cordially invited to attend the Meetings and are strongly encouraged to instruct their bank, broker or other nominee to vote on the proposed Redomiciliation, as outlined in this letter and the Document.
Every vote is important, regardless of the number of Gates Shares you own, and whether you hold those Gates Shares directly (i.e., as a Shareholder of record) or as a beneficial owner whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC. To make sure your Gates Shares are represented at the applicable Meetings, please submit your proxy as described below, or your voting instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Meetings.
Manner of Voting
If you are a Shareholder of record, please submit your proxy either through the internet before the Meetings at www.proxyvote.com or by marking, signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover in the envelope(s) provided as soon as possible so that your Gates Shares are represented and voted at the Meetings. Shareholders of record at the Voting Record Time (or their duly appointed proxies) may alternatively vote during the Court Meeting or the General Meeting by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Proxy Card(s).
If you are a beneficial owner of Gates Shares, this letter and the Document are being made available or forwarded to you by your bank, broker or other nominee. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your Gates Shares or to be appointed as a proxy to attend and vote virtually at the Meetings. You are encouraged to exercise these rights. To do so, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Gates Shares are voted in the way you would like at the applicable Meeting. Your bank, broker or other nominee will send you specific instructions in this regard to instruct the votes attaching to your Gates Shares. Your bank, broker or other nominee may also appoint you as a proxy to attend and vote virtually at the Meetings. You may instruct your bank, broker or other nominee on how to vote your Gates Shares using one of the following methods:

1144 15th Street, Denver, Colorado 80202, 303.744.1911

Vote by Written Proxy
All beneficial owners of Gates Shares who received proxy materials by mail can instruct your bank, broker or nominee how to vote by returning the Voting Instruction Form(s). If you received the proxy materials electronically, you may request a Voting Instruction Form(s) at any time by following the instructions on the voting website.

Vote by Telephone or Internet
Banks, brokers and nominees may permit beneficial owners of Gates Shares to instruct their bank, broker or nominee how to vote by telephone from the U.S. and Canada using the toll-free telephone number on the Voting Instruction Form(s), the internet using the procedures and instructions described on the Voting Instruction Form(s), or as otherwise instructed by the relevant banks, brokers and nominees.

Vote during the Meetings
Court Meeting — All beneficial owners of Gates Shares can attend and vote (as a proxy) at the Court Meeting by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Voting Instruction Form(s).
General Meeting — All beneficial owners of Gates Shares can attend and vote (as a proxy) at the General Meetings by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Voting Instruction Form(s).

Recommendation of the Board
The Board unanimously recommends that Gates Shareholders vote, or instruct their bank, broker or other nominee to vote, “FOR” the Court Meeting Resolution at the Court Meeting and “FOR” each of the General Meeting Resolutions at the General Meeting. members of the Board and of Gates Industrial Corporation’s executive officers have indicated to the Company that they currently intend to vote or instruct their bank, broker or other nominee to vote, as the case may be, all of their Gates Shares “FOR” the Court Meeting Resolution at the Court Meeting and “FOR” each of the General Meeting Resolutions at the General Meeting.
(See “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation” for further information.)
Please note that this letter contains selected information from the Document and may not contain all of the information that is important to you. Gates Shareholders are urged to read the information contained and incorporated by reference in the Document, as well as the Annex to the Document, carefully and in their entirety. Do not solely rely on this letter or regard reading this letter as a substitute for reading the Document carefully and in its entirety.
Sincerely yours,

Ivo Jurek
Chief Executive Officer
            , 2026

1144 15th Street, Denver, Colorado 80202, 303.744.1911
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transaction described in the Document or the securities to be delivered in the Redomiciliation or determined if the Document is truthful or complete. Any representation to the contrary is a criminal offense.
Neither the Registrar of Companies in Bermuda nor the BMA or any other regulatory body in Bermuda has approved or disapproved of the transaction described in the Document or the securities to be delivered in the Redomiciliation or determined if the Document is truthful or complete. Any representation to the contrary is a criminal offense.
The Registrar of Companies in England and Wales has not approved or disapproved of the transaction described in the Document or the securities to be delivered in the Redomiciliation or determined if the Document is truthful or complete. Any representation to the contrary is a criminal offense. The implementation of the transaction described in the Document and the terms of the Scheme is subject to the sanction (i.e. approval) of the English Court at the Court Hearing, as further described in the Document.

1144 15th Street, Denver, Colorado 80202, 303.744.1911

1144 15th Street, Denver, Colorado 80202, 303.744.1911
The Document is dated       , 2026 and, together with the Proxy Card(s) and Voting Instruction Form(s) enclosed or provided under separate cover, is first being mailed or made available to Gates Shareholders on or about      , 2026.

Definitions

The following definitions apply throughout this Document, unless the context requires otherwise.

“2014 Equity Incentive Plan”	the 2014 Gates Industrial Corporation plc Stock Incentive Plan;
“2018 Equity Incentive Plan”	the 2018 Omnibus Incentive Plan;
“Annex A”	the annex attached to this Document;
“Annual General Meeting”	an annual general meeting of New Gates Shareholders;
“Articles”	the articles of association of Gates Industrial Corporation, as amended from time to time;
“Articles Amendment Resolution”	Resolution No. 4 to be proposed at the General Meeting concerning the amendment of the Articles;
“BEPS”	OECD project to address base erosion and profit shifting tax planning by multinational corporations;
“Bermuda Companies Act”	the Companies Act 1981 of Bermuda and all other corporate and tax statutes in effect from time to time in Bermuda that govern Bermuda companies;
“BMA”	the Bermuda Monetary Authority;
“Board”	the board of directors of Gates Industrial Corporation;
“BO Act”	the Bermuda Beneficial Ownership Act 2025;
“Business Day”	a day (excluding a Saturday, Sunday, public or bank holiday) on which banks generally are open for business in the City of London, City of Hamilton and City of New York for the transaction of normal banking business;
“Certificated” or “in certificated form”	not in uncertificated form (that is, not held in DTC);
“Check-the-Box Election”	has the meaning set out in “Part I Explanatory Statement — 4. Check-the-Box Election” of this Document;
“CITA”	the Bermuda Corporate Income Tax Act 2023, as amended;
“Code”	the Internal Revenue Code of 1986, as amended;
“Companies Act”	the United Kingdom Companies Act 2006 and any statutory modification or re-enactment thereof for the time being in force;

Gates Industrial Corporation	1	Redomiciliation Proxy Statement

Definitions	Table of Contents

“Company” or “Gates Industrial Corporation” or “Gates” or “we” or “us” or “our”	Gates Industrial Corporation plc, a public limited company incorporated in England and Wales with registered number 10980824;
“Conditions”	the conditions to the implementation of the Scheme set out in “Part II Conditions to and Further Terms of the Scheme” of this Document;
“Controlled Acquiror”
a Person, other than the Company or one of its subsidiaries, in which (x) a director, (y) an executive officer or (z) a Significant Shareholder, in each case, owns, individually or together with one or more other directors, executive officers or Significant Shareholders, more than 25% of the total voting power of the issued shares of such Person entitled to vote at a general meeting and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the U.S. Exchange Act with respect to the beneficial ownership (as such term is defined under the U.S. Exchange Act) of shares of the Company held by the Controlled Acquiror;

“Court”	the High Court of Justice of England and Wales;
“Court Hearing”	the hearing by the Court of the application to approve the Scheme;
“Court Meeting”
the meeting of the Scheme Shareholders convened by order of the Court pursuant to Part 26 of the Companies Act for , 2026 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VI Notice of the Court Meeting” of this Document;

“Court Meeting Resolution”	the resolution to be proposed at the Court Meeting;
“Court Order”	the order of the Court sanctioning the Scheme under Part 26 of the Companies Act and confirming the Gates Reduction of Capital;
“Covered Transaction”
(x) a merger or amalgamation, in each case, proposed by a Controlled Acquiror pursuant to Section 104, 104A, 104B or 104H of the Bermuda Companies Act, as a result of which the shareholders of the Company immediately prior to the consummation of such Covered Transaction cease to own, immediately following the consummation of such Covered Transaction a majority of the total voting power of (1) the surviving or amalgamated company or the Company, as the case may be, or (2) if the surviving or amalgamated company or the Company, as the case may be, is a wholly owned subsidiary of another corporation immediately following such merger or amalgamation, the ultimate parent corporation of such surviving or amalgamated corporation or the Company, as the case may be, in such Covered Transaction; provided that any voting power held, directly or indirectly, by any Significant Shareholder and any director or executive officer, in each case, whose ownership of voting power of a Person results in such Person becoming the Controlled Acquiror shall be taken into account in determining whether the shareholders of the Company hold a majority of the total voting power of the applicable Person immediately following the consummation of the Covered Transaction or (y) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger or amalgamation) in one or a series of related transactions, of substantially all of the assets of the Company to a Controlled Acquiror;

“CTA”	the U.K. Corporation Tax Act 2009;
“Document”	this joint proxy statement and Scheme circular document published by Gates Industrial Corporation in connection with the Scheme, together with all information incorporated by reference herein;
“DTC”	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which The Depository Trust Company is the operator;
“Eastern Time”	the prevailing standard time in the Eastern Time Zone of the United States, whether standard or daylight saving, as observed in New York, New York;
“Effective Date”	the day when the Scheme becomes effective;

Gates Industrial Corporation	2	Redomiciliation Proxy Statement

Definitions	Table of Contents

“ES Act”	the Economic Substance Act 2018 of Bermuda, as amended and the Economic Substance Regulations 2018, as amended;
“EUTPA”	the Exempted Undertakings Tax Protection Act 1966;
“Exchange Agent”	Computershare Trust Company, N.A., the exchange agent in connection with the Scheme;
“Gates Equity Incentive Plans”	the 2014 Equity Incentive Plan and the 2018 Equity Incentive Plan together with any additional stock incentive plans approved by Shareholders by resolution at any general meeting of the Company’s Shareholders which may occur on or before the date of the Meetings;
“Gates Industrial Corporation Group”	the Gates Industrial Corporation group of companies;
“Gates Reduction of Capital”	the reduction of the Company’s share capital by way of the cancellation and extinguishment of the Scheme Shares provided for by Clause 1 of the Scheme and under Chapter 10 of Part 17 of the Companies Act;
“Gates Shareholder”	a holder of record of Gates Shares or a beneficial owner of Gates Shares, whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC;
“Gates Shares”	the Gates Industrial Corporation Ordinary Shares of $0.01 nominal value each;
“General Meeting”
the general meeting of the Company convened for , 2026, and any adjournment or postponement thereof, notice of which is set out in “Part VII Notice of the General Meeting of Gates Industrial Corporation plc” of this Document;

“General Meeting Adjournment Resolution”
the resolution to be proposed at the General Meeting to adjourn the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Court Meeting Resolution and/or the Scheme Resolutions;

“General Meeting Resolutions”	all of the special and ordinary resolutions to be proposed at the General Meeting;
“GRA”	gain recognition agreement within the meaning of Treasury Regulations section 1.367(a)-8;
“HMRC”	his Majesty’s Revenue & Customs;
“Holder”	a registered holder (including any person(s) entitled by transmission);
“IFRS”	the International Financial Reporting Standards issued by the International Accounting Standards Board, as endorsed by the U.K. Endorsement Board;
“Independent Committee”	a committee of the Board of at least three directors of the Board, comprised solely of members of the Board who are independent from both the Company and the proposed Covered Transaction;
“ITA”	the U.K. Income Tax Act 2007;
“Meetings”	the Court Meeting and the General Meeting;
“Mountain Time”	the prevailing standard time in the Mountain Time Zone of the United States, whether standard or daylight saving, as observed in Denver, Colorado;
“New Gates”	Gates Industrial Corporation Ltd., a new company formed as an exempted company limited by shares incorporated under the laws of Bermuda;

Gates Industrial Corporation	3	Redomiciliation Proxy Statement

Definitions	Table of Contents

“New Gates Board”	the board of directors of New Gates;
“New Gates Bye-laws”	the amended and restated bye-laws of New Gates adopted on and conditional upon the Scheme becoming effective;
“New Gates Memorandum of Association”	the memorandum of association of New Gates;
“New Gates Shareholder”	a holder of record of New Gates Shares or a beneficial owner of New Gates Shares, whose New Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC;
“New Gates Shares”	the common shares, par value $0.01 per share, of New Gates;
“New Shares”
such number of New Gates Shares equal to the number of Scheme Shares cancelled pursuant to the Gates Reduction of Capital to be created immediately following the Gates Reduction of Capital and to be issued credited as fully paid to New Gates pursuant to the Scheme;

“Notice Record Date”	as defined in “Expected Timetable of Principal Events”;
“NYSE”	the New York Stock Exchange;
“NYSE Shareholder Approval Rule”	Section 312.03 of the NYSE Listed Company Manual governing Shareholder approval for certain related party transactions;
“OECD”	the Organization for Economic Co-operation and Development;
“Overseas Shareholder”	any Scheme Shareholder who the Company or New Gates reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda and in respect of whom the Company or New Gates is advised that the allotment and issue of New Gates Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Gates to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Gates, it would be unable to comply or compliance with which it regards as unduly onerous;
“Person”	an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.
“Proposal” or “Redomiciliation”	the introduction of a new Bermuda-incorporated exempted company limited by shares that will become the parent holding company of Gates Industrial Corporation and the issuer of the New Gates Shares, to be effected by means of the Scheme of Arrangement;
“Proxy Cards”	the Proxy Cards (labelled “Court Meeting” or “General Meeting”) for use at the applicable Meeting (or any of them as the context may require), which are being sent to Shareholders of record;
“Proxy Solicitor”	Innisfree M&A Incorporated, as proxy solicitation agent for the Meetings;
“Registrar of Companies”	the Registrar of Companies in England and Wales;
“Resolutions”	collectively, the General Meeting Adjournment Resolution, the Court Meeting Resolution and the Scheme Resolutions;
“Restricted Jurisdiction”	any jurisdiction (for the avoidance of doubt, excluding the United Kingdom, Bermuda and the United States) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Scheme is sent or made available to Gates Shareholders in that jurisdiction;

Gates Industrial Corporation	4	Redomiciliation Proxy Statement

Definitions	Table of Contents

“Scheme” or “Scheme of Arrangement”
the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the Scheme Shareholders, as set out in “Part III The Scheme of Arrangement” of this Document, with or subject to any modification, addition or condition approved by the Court;

“Scheme Record Time”	5:00 p.m. Eastern Time on the Business Day immediately following the date of the Court Hearing;
“Scheme Resolutions”	the General Meeting Resolutions other than the General Meeting Adjournment Resolution;
“Scheme Shareholders”	the holders of record of the Scheme Shares from time to time;
“Scheme Shares”	(a) the Gates Shares in issue at the date of this Document;
(b) any Gates Shares issued after the date of this Document and before the Voting Record Time; and
(c) any Gates Shares issued at or after the Voting Record Time and prior to the Scheme Record Time, on terms that the holder shall be bound by the Scheme, and in each case (where the context requires) remaining in issue at the Scheme Record Time and in each case excluding any Gates Shares held by New Gates;
“SEC”	the U.S. Securities and Exchange Commission;
“Shareholder”	prior to the Effective Date, a Gates Shareholder, and, following the Effective Date, a New Gates Shareholder;
“Shareholder Helpline”	as defined in “Questions and Answers—The Meetings—Who should I contact with questions?”;
“Share Restructuring”	the cancellation of the Scheme Shares and the issue of the New Gates Shares to Scheme Shareholders pursuant to the Redomiciliation;
“Significant Shareholder”	as of the date of the execution of a definitive agreement with respect to a Covered Transaction, a shareholder of the Company who, directly or indirectly, through one or more intermediaries, owns more than 25% of the total voting power of the issued shares entitled to vote at a general meeting of the Company and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the U.S. Exchange Act with respect to the beneficial ownership (as such term is defined under the U.S. Exchange Act) of shares of the Company held by such shareholder;
“TCGA”	the U.K. Taxation of Chargeable Gains Act 1992;
“Transfer Agent”	Computershare Trust Company, N.A., as transfer agent for Gates and New Gates;
“Uncertificated” or “in uncertificated form”	recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co., and beneficial title to which may, by virtue of the DTC regulations, be transferred by means of DTC;
“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland;
“U.K. Takeover Code”	the City Code on Takeovers and Mergers;
“United States” or “U.S.”	the United States of America;
“U.S. Exchange Act”	the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time;
“U.S. GAAP”	U.S. generally accepted accounting principles;
“U.S. Securities Act”	the Securities Act of 1933, as amended;

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Definitions	Table of Contents

“Voting Instruction Forms”
the Voting Instruction Forms (labelled “Court Meeting” or “General Meeting”) in respect of the applicable Meeting (or any of them as the context may require), which are being sent to beneficial owners of Gates Shares, whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC; and

“Voting Record Time”
5:00 p.m. Eastern Time on , 2026 or, if the Court Meeting, or the General Meeting, as the case may be, is adjourned by 48 hours or more, close of business on the date that is 10 days prior to the date fixed for the adjourned Court Meeting or General Meeting, as the case may be, or, if the Company gives notice of the adjourned Court Meeting or General Meeting, as the case may be, and an entitlement time is specified in that notice, the time specified in that notice.

All references to “£” are to the lawful currency of the United Kingdom.
All references to “$” or “U.S. dollar(s)” are to the lawful currency of the United States.
All references to “Bermuda dollar(s)” are to the lawful currency of Bermuda.
All references to any statutory provision, law, order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

Gates Industrial Corporation	6	Redomiciliation Proxy Statement

Important Notices

The Board, on behalf of the Company, is soliciting proxies to vote the Gates Shares at the applicable Meetings, each of which will be held virtually on , 2026 (unless adjourned or postponed), and at any adjournments or postponements thereof. The Board, on behalf of the Company, is soliciting proxies from all Shareholders of record at the Voting Record Time. To ensure that the votes at the Meetings reflect the views of the beneficial owners of Gates Shares, the Board, on behalf of the Company, is further soliciting voting instructions from the beneficial owners of Gates Shares as at the Notice Record Date, instructing their bank, broker or other nominee on how to vote the Gates Shares which are held on behalf of those beneficial owners. This Document provides information on these matters to assist you in voting your Gates Shares or instructing your bank, broker or other nominee on how to vote the Gates Shares (as applicable).
If you are the Shareholder of record and you sell or otherwise transfer, or have sold or otherwise transferred, all of your Gates Shares, promptly send this Document and the accompanying documents (other than any documents or forms personalized to you) to the purchaser or transferee, or to the bank, stockbroker or other agent through whom such sale or transfer was effected for delivery to the purchaser or transferee. However, this Document and the accompanying documents must not be forwarded, distributed or transmitted in, into or from any jurisdiction where to do so would violate the laws of that jurisdiction. If you sell or otherwise transfer, or have sold or otherwise transferred, part, but not all, of your Gates Shares, retain this Document and the accompanying documents and contact the bank, stockbroker or other agent through whom such sale or transfer was effected.
The action to be taken by Gates Shareholders and the beneficial owners of Gates Shares in respect of the applicable Meetings is explained in “Action to be Taken” beginning on page 21 of this Document and “Part I Explanatory Statement — 17. Action to be Taken” beginning on page 50 of this Document, respectively.
Restricted Jurisdictions and Overseas Shareholders
The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States or Bermuda may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Bermuda to vote their Gates Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of the NYSE, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.
Unless otherwise determined by Gates and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from any Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme or the matters presented at the Meetings by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction.
In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Gates reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Gates is advised that the allotment and issue of New Gates Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Gates to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New

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Important Notices	Table of Contents
Gates, it would be unable to comply or compliance with which it regards as unduly onerous (for example, sanctions or securities laws), then: (a) the Company may, subject to the amendment of the Articles pursuant to the Articles Amendment Resolution (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Gates Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date, or (b) New Gates may, in its sole discretion, determine that some or all of the New Gates Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Gates as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall, to the extent permitted by applicable law, be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or willful default, none of the Company, New Gates, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.
THIS DOCUMENT DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR THE PURPOSES OF, AN OFFER TO SELL OR AN INVITATION OR THE SOLICITATION OF AN OFFER TO SUBSCRIBE FOR OR BUY ANY NEW GATES SHARES BY ANY PERSON IN ANY RESTRICTED JURISDICTION. NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY ANY SUCH PERSON THAT WOULD PERMIT A PUBLIC OFFERING OF NEW GATES SHARES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED, NOR HAS ANY SUCH ACTION BEEN TAKEN WITH RESPECT TO THE POSSESSION OR DISTRIBUTION OF THIS DOCUMENT OTHER THAN IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NONE OF GATES, NEW GATES OR THEIR RESPECTIVE ASSOCIATES, DIRECTORS, OFFICERS, AGENTS OR ADVISORS ACCEPTS ANY RESPONSIBILITY FOR ANY VIOLATION OF ANY OF THESE RESTRICTIONS BY ANY OTHER PERSON.
The availability of New Gates Shares under the Scheme to Gates Shareholders who are (or are holding some or all of their Gates Shares on behalf of, or for the benefit of, a person(s) who is) not resident in the United Kingdom, the United States or Bermuda may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements.
The contents of this Document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this Document, you should obtain independent professional advice.
Further details relating to Overseas Shareholders are set out in “Part I Explanatory Statement — 16. Securities Laws Considerations — Restricted Jurisdictions and Overseas Shareholders” beginning on page 48 of this Document.
Accounting Standards
The financial information included in this Document has been prepared in accordance with U.S. GAAP.
Special Note Regarding Forward-Looking Statements
This Document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act and Section 21E of the U.S. Exchange Act that reflect our current views with respect to, among other things, the Scheme of Arrangement and the Redomiciliation and the impacts thereof. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those expressed in or implied by our forward-looking statements, including but not limited to the factors described in Item 1A. “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, as such factors may be updated from time to time in the Company’s periodic filings with the SEC. Investors are urged to consider carefully the disclosure in this Document and our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Document and in our other periodic filings. Gates undertakes no obligation to update or supplement any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Gates Industrial Corporation	8	Redomiciliation Proxy Statement

Questions and Answers

The following questions and answers are intended to briefly address some commonly asked questions regarding the Redomiciliation, including the Scheme, the Court Meeting Resolution, the General Meeting Resolutions, and the Meetings. These questions and answers may not address all questions that may be important to you. Refer to the more detailed information included elsewhere in and incorporated by reference into this Document. For instructions on obtaining the documents incorporated by reference herein, see “Part V Additional Information — Where You Can Find More Information”.
Information about this Document
Why am I receiving this Document?
This Document is being made available to Shareholders of record (i.e., who hold Gates Shares directly), together with beneficial owners whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC.
You are receiving this Document because you are being asked to approve a proposed scheme of arrangement under the laws of England and Wales that would result in a new exempted company limited by shares incorporated in Bermuda, New Gates, becoming the parent holding company of Gates Industrial Corporation.
In accordance with the Scheme, New Gates will issue one New Gates Share to Scheme Shareholders for every Gates Share held by them as of the Scheme Record Time. Each beneficial owner of Gates Shares will become the beneficial owner of one New Gates Share for every Gates Share beneficially owned as of the Scheme Record Time. The New Gates Shares will be listed on the NYSE, trading under the symbol “GTES”, the same symbol under which the Gates Shares are currently trading.
The implementation of the Scheme requires Shareholders of record to vote on the Court Meeting Resolution and the Scheme Resolutions at the respective Meetings, which is why we have called the Meetings and sent you this Document. We have also sent you this Document to comply with our obligations under the U.S. Exchange Act in connection with the solicitation of proxies for use at the Meetings.
What is this Document?
This Document comprises an explanatory statement in relation to the Scheme in compliance with section 897 of the Companies Act and a proxy statement under the U.S. Exchange Act that serves to enable the Board, on behalf of the Company, to solicit proxies and voting instructions “FOR” the Court Meeting Resolution at the Court Meeting and “FOR” each of the General Meeting Resolutions at the General Meeting.
The Redomiciliation
Why is the Board proposing the Redomiciliation?
Gates Industrial Corporation has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will offer Gates and its shareholders more strategic flexibility and new opportunities for long-term shareholder value creation and reduce administrative costs.
The proposed Redomiciliation from England and Wales to Bermuda is expected to provide the following key potential advantages for Shareholders:
•Increased flexibility for corporate transactions and capital raising: English law includes a number of strict corporate law requirements. For example, many corporate actions by English incorporated companies require a supermajority vote of shareholders (75 percent of the votes cast) – including any amendment of a company’s articles of association and the disapplication (or waiver) of statutory pre-emption rights on issuances of equity securities for cash. The application of pre-emption rights on equity issuances from an NYSE-listed company is both unusual and impractical and we are, therefore required to seek shareholder approval to disapply (or waive) such rights. The duration of approval for such waiver of statutory pre-emption rights is limited to a period of five years or shorter; however, due to institutional investor guidelines we are practically required to seek such waiver at each annual general meeting. Additionally, English law does not provide

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Questions and Answers	Table of Contents
for statutory mergers – comparable business combinations must instead be effected through a scheme of arrangement requiring approval by a majority in number of shareholders who represent 75 percent or more in value of the shares held by shareholders present and voting.
In comparison, under the New Gates Bye-laws, the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote will be required in order for New Gates to amend the New Gates Bye-laws. Additionally, New Gates Shareholders will not be entitled to pre-emption rights with respect to any issuance of shares by New Gates. Furthermore, under Bermuda law and the New Gates Bye-laws, many corporate actions will require only the affirmative vote of a majority of the votes cast by Shareholders entitled to vote thereon at a general meeting of the Shareholders – including, under certain circumstances, mergers and amalgamations. The Redomiciliation is intended to increase flexibility for the Company to take key corporate actions, including raising equity financing (e.g., for the purpose of reducing the cost of capital or financing future strategic transactions), as well as making us more agile when it comes to pursuing mergers and other business combinations using transaction structures which will be more familiar to our largely U.S. Shareholder base.
•Streamlined share buyback process: Share buybacks form a key component of our capital allocation strategy. As a company incorporated in England and Wales and listed on the NYSE, we are only permitted to conduct buybacks through shareholder-approved contracts with shareholder-approved counterparties, and these approvals must be renewed every five years or more frequently in practice. The amount of any buyback must be funded from distributable reserves or the proceeds of a new share issuance. U.K. stamp duty is imposed on buybacks at a rate of 0.5 percent of the value which can result in additional costs (for example, a $200 million share repurchase program would incur $1 million of stamp duty). Redomiciliation would offer us greater flexibility and efficiency to conduct share buybacks and would eliminate the cost of U.K. stamp duty.
•Total return and dividends: Under English law, a company can issue dividends only if it has sufficient “distributable reserves.” The calculation of such distributable reserves requires, among other things, all accumulated realized losses (irrespective of when incurred) to be deducted from a company’s accumulated realized profits (which will have been reduced by other distributions over time), rather than simply referencing the company’s net asset position at the time or the actual profits made in a particular financial period when the dividend is paid. Bermuda does not require a company to justify proposed dividends against distributable reserves. Instead, Bermuda companies may make distributions so long as they satisfy a solvency test, similar to the rules familiar to our largely U.S. Shareholder base. Gates has historically delivered strong shareholder returns on a relative basis (as evidenced by cumulative three-year share price appreciation of approximately 90% through April 30, 2026 compared to approximately 73% for the S&P 500) and the Redomiciliation would provide us greater flexibility to pay dividends to Shareholders.
•Eliminate duplicative regulation and reporting: The Redomiciliation will relieve the Company from the obligation to comply with both U.K. and U.S. public company regimes, including the elimination of duplicative financial reporting under both U.S. GAAP and IFRS. Going forward following the Redomiciliation, we would report solely under U.S. GAAP, simplifying our financial disclosures and meaningfully reducing administrative costs. Further, because of the availability of the Company’s financial statements prepared in accordance with U.S. GAAP, the Company does not believe that its shareholders find the Company’s IFRS financial statements meaningful or additive to the Company’s financial reporting. The Company estimates overall annual cash savings from reduced administrative, accounting and legal complexity of approximately $4 million.
•Align our governance and reporting practices with the expectations of our predominantly U.S.-based shareholders: Given our listing on the NYSE, Bermuda’s flexible corporate governance coupled with no longer being incorporated in England and Wales would also allow us to more closely align our governance and reporting practices with the expectations of our largely U.S. Shareholder base.
Why is the Board choosing Bermuda as the jurisdiction for Redomiciliation?
The Board decided to pursue the Redomiciliation after a careful analysis, with the assistance of Gates’s management team and outside advisors, that took place over more than 18 months. During this process, the Board and Gates’s management team considered remaining incorporated in England and Wales or changing its jurisdiction to the United States (including Delaware), Bermuda, the Cayman Islands and Luxembourg, among other jurisdictions. A number of factors were considered, including which jurisdiction offered: (1) the best opportunity for long-term shareholder value creation and flexibility to pursue corporate transactions and capital raising activities to enhance value creation opportunities; (2) a more certain and efficient redomiciliation process; and (3) expected economic savings further supported by reduced administrative burdens.

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Following this rigorous analysis, the Board selected Bermuda as its jurisdiction of choice because it believes a Bermuda incorporation offers Gates and its shareholders more strategic flexibility and new opportunities for long-term shareholder value creation and will reduce administrative costs. Bermuda provides a stable business-friendly legal environment with a long-standing reputation for supporting multinational companies. Additionally, Bermuda’s corporate law provides flexible corporate governance standards and efficient redomiciliation procedures, further supporting the Company’s objectives.
As part of their analysis, the Board and the Company’s management team considered redomiciling Gates to the United States (including the State of Delaware), among other jurisdictions. Gates believes there is a significant difference in the expected cost and certainty associated with redomiciling to Bermuda versus the United States, and the Board determined that, at the present time, it is not as advantageous as being incorporated in Bermuda for a number of reasons:
•First, due to significant differences between the U.S. and U.K. tax regimes, redomiciling to the United States would require Gates to incur estimated costs in the range of $3 million to $5 million and devote its resources over a significant and uncertain amount of time to investigate whether Gates’s financial performance would be adversely affected by a potential redomiciliation to the United States (including the State of Delaware) relative to Bermuda. The outcome of such analysis is also subject to significant uncertainty and there can be no assurance that redomiciling to the United States would not adversely impact New Gates’s financial performance.
•Second, redomiciling to the United States would require Gates to undergo a substantial restructuring of its non-U.S. treasury and business operations to align with current U.S. taxation rules. Such restructuring would require additional corporate resources, require Gates to incur additional and likely meaningful costs and take a significant amount of time, all of which would not be required if Gates pursued redomiciling in Bermuda.
•Third, redomiciling to the United States could be treated as taxable to certain shareholders from a U.S. federal income tax perspective, whereas redomiciling to Bermuda is expected to be tax-free to U.S. Holders as described in “Part IV Taxation — Material U.S. Federal Income Tax Consequences” of the Document.
•Fourth, if Gates were to delay the proposed Redomiciliation, as discussed elsewhere in this letter and the Document, it would cause Gates to incur additional U.K. compliance related costs in fiscal year 2026, and potentially 2027. Redomiciling to Bermuda would allow Gates to change its jurisdiction of incorporation in a more time efficient manner and thereby avoid these costs.
•Fifth, the Board believes Bermuda’s current tax regime is generally more favorable, less complex and less prone to uncertainty and risk of unfavorable changes compared to the U.S. tax regime.
In sum, while the absolute total cost differential is not known, the Board also considered potential missed opportunity costs, efficiency, management distraction from strategic priorities, compliance costs and other factors in choosing to redomicile to Bermuda instead of the United States.
Is the Redomiciliation tax-driven?
The Redomiciliation will enhance Gates’s strategic and financial flexibility, but it is not tax-driven and our operating subsidiaries’ jurisdictions of tax residence will not be changing. We expect the Redomiciliation to be tax-free to U.S. Holders.
What is a scheme of arrangement?
A scheme of arrangement is an English law statutory procedure provided for in the Companies Act. Schemes of arrangement permit a company to enter into an arrangement with its shareholders, under which the company and its shareholders can agree to anything they are lawfully entitled to so agree. Shareholders approve the terms of the scheme of arrangement by voting on the proposal put to them by the company, which must be approved by a majority in number of the shareholders present and voting, holding at least 75 percent in value of the shares present and voting. Thereafter, a scheme must be sanctioned by the Court before it becomes effective.
Commonly, schemes of arrangement are used to effect transformative structural changes to a company, such as a takeover, a reorganization, a return of capital or a demerger transaction. One of the other common uses of a scheme of arrangement (and the purpose of the Scheme for which we are seeking your approval) is the insertion of a new group holding company to effect the redomiciliation of the parent of a group of companies from one jurisdiction to another. The Company is proposing to use a scheme of arrangement to implement the Redomiciliation.
The conduct of schemes of arrangements is regulated by the English courts. The Court controls the statutory procedure and provides permission for a copy of the document setting out the terms of the scheme to be sent to shareholders. If the relevant

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proposal achieves the requisite shareholder approval and satisfies all other requirements, the Court has jurisdiction to “sanction”, i.e., provide official permission or approval for, such arrangements. Once the scheme is sanctioned by the Court and becomes effective, all of the Company’s shareholders will be bound by its terms regardless of whether or how they voted.
Why is the Board implementing the Redomiciliation by way of a scheme of arrangement?
The Company intends to implement the Redomiciliation by way of a scheme of arrangement as it is a formal procedure under the Companies Act that is commonly used to carry out corporate reorganizations. If the relevant approvals are obtained from both Shareholders of record and the Court, the use of a Scheme of Arrangement provides clarity to the Company and the Gates Shareholders, as all Gates Shareholders will be bound by the Scheme regardless of whether or how they voted.
What are the steps to implement the Redomiciliation by way of a scheme of arrangement?
The particular type of scheme of arrangement Gates Industrial Corporation is proposing to use to implement the Redomiciliation is known as a “cancellation scheme”. Under a cancellation scheme, a company cancels all of its outstanding shares by way of a reduction of capital (in this case, the Gates Reduction of Capital). This cancellation creates a credit in its books of account which is “capitalized” (i.e., converted into share capital) with such new share capital being issued to a third party (in this case, New Gates). Accordingly, New Gates will be required to (and will commit to the Court that it will) issue one New Gates Share to Scheme Shareholders for every Scheme Share held by them prior to the Gates Reduction of Capital (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders). Consequently, New Gates will become the sole shareholder of the Company and the parent of Gates Industrial Corporation Group, and Scheme Shareholders will hold shares in New Gates. Each beneficial owner of Gates Shares will become the beneficial owner of one New Gates Share for every Gates Share beneficially owned as of the Scheme Record Time.
The purpose of Scheme Resolution No. 1 is to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.
The purpose of Scheme Resolution No. 2 is to approve the Gates Reduction of Capital in order to give effect to the cancellation of existing Gates Shares as described above. To implement the Gates Reduction of Capital, the Companies Act requires the confirmation by the Court, in addition to the approval of at least 75 percent of the votes cast.
The purpose of Scheme Resolution No. 3 is to give the Board the necessary authority to allot new shares in the capital of Gates Industrial Corporation so as to make New Gates the sole shareholder of Gates Industrial Corporation, and therefore, the parent holding company of Gates Industrial Corporation.
The purpose of Scheme Resolution No. 4 is to amend the Articles to ensure that any additional Gates Shares that are issued after the Scheme Record Time (e.g. pursuant to the Gates Equity Incentive Plans or otherwise) are exchanged for New Gates Shares on the same terms as if they were subject to the Scheme.
What are the conditions to completing the Redomiciliation?
The Scheme is conditional on the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, each of which needs to be satisfied (or, to the extent permitted by applicable law, waived) in order for the Scheme to be implemented, and to the further terms set out in “Part II Conditions to and Further Terms of the Scheme” beginning on page 52 of this Document.
These Conditions include, among other things: (a) the Scheme being approved by a majority in number of the Scheme Shareholders who represent 75 percent or more in value of Gates Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting, (b) the Scheme Resolutions being passed by 75 percent of the votes cast by Shareholders of record, in person or by proxy, at the General Meeting, (c) the approval of the Court, and (d) receipt of any required regulatory and foreign investment approvals. As of      , 2026, there were only two Scheme Shareholders, Cede & Co., as custodian for DTC, and L. Brooks Mallard. For the purpose of the majority in number requirement, one of the Scheme Shareholders, Cede & Co., will be treated as having voted in favor of the Scheme if a majority of the votes cast at the Court Meeting registered in its name are voted “FOR” the Court Meeting Resolution. For more details, see “Part II Conditions to and Further Terms of the Scheme” beginning on page 52 of this Document.
Approval of the Court Meeting Resolution and each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Court Meeting Resolution or Scheme Resolutions will be a vote against the Scheme.

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Questions and Answers	Table of Contents
What are the major actions that will be performed to effect the Redomiciliation?
A timetable of the principal events that will be performed to give effect to the Redomiciliation is set out in “Expected Timetable of Principal Events”.
In addition, the following diagram depicts our organizational structure before and immediately after the Scheme.

Before the Scheme	Immediately After the Scheme

Shareholders	Shareholders

Gates Industrial Corporation	New Gates

Subsidiaries	Gates Industrial Corporation (to be dissolved)

Subsidiaries

What shares will I hold after the Scheme comes into effect?
On the Effective Date, all Shareholders of record will be issued one New Gates Share in exchange for each existing Gates Share which they hold at the Scheme Record Time (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders). New Gates’s shareholder register will be updated to reflect the issuance of these New Gates Shares at the Effective Date.
If you are a beneficial owner of the Gates Shares held in “street name”, you will become the beneficial owner of one New Gates Share for each Gates Share that you were the beneficial owner of as at the Scheme Record Time.
For more information on the issuance and settlement of the New Gates Shares, see “Part I Explanatory Statement — 13. Settlement” beginning on page 47 of this Document.
Do I have to pay anything to receive shares of New Gates in the Redomiciliation?
No. All New Gates Shares to be issued in the Scheme are being issued in exchange for the cancellation of the existing Gates Shares. No additional payment is required by any Gates Shareholder to effect the Scheme.
Will the Redomiciliation dilute your economic or voting interest?
No. Your relative economic and voting interest in New Gates will remain the same as your relative economic and voting interest in Gates Industrial Corporation immediately before the Effective Date (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders).
Will the Redomiciliation affect current or future operations of Gates Industrial Corporation?
The Redomiciliation is not expected to have any material impact on the day-to-day conduct of the business of the various operating companies within Gates Industrial Corporation. The Redomiciliation will not in and of itself result in any job losses or relocation out of the United Kingdom or any other country of existing personnel who comprise the workforce of our various operating companies. The location of our future operations will depend on the needs of our business, independent of legal domicile, as has been the case prior to the Redomiciliation.

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What effect will the Scheme have on the Gates Equity Incentive Plans?
The Scheme will affect participants of the Gates Equity Incentive Plans. New Gates will adopt and assume each of the Gates Equity Incentive Plans and outstanding awards under the Gates Equity Incentive Plans. To the extent required, the Gates Equity Incentive Plans and outstanding equity awards will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Gates Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Gates Shares. All such awards will otherwise generally be subject to the same terms and conditions (including the same vesting conditions and, with respect to any stock options, the same exercise price) as were applicable to such awards immediately prior to the Scheme Record Time. The Scheme will not result in a “change in control” for purposes of the Gates Equity Incentive Plans.
The Company will inform participants in the Gates Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Gates Equity Incentive Plans in respect of Gates Shares after the Scheme Record Time, and future awards will be granted under the assumed 2018 Equity Incentive Plan with respect to New Gates Shares.
Are there rights of dissenting shareholders in connection with the Scheme?
No appraisal or similar rights of dissenting shareholders will apply in connection with the Scheme because no such rights are applicable under English law. However, objections to the Scheme may be raised at the Court Hearing, as explained in “Part II Conditions to and Further Terms of the Scheme” beginning on page 52 of this Document.
When does the Board expect to complete the Scheme and the Redomiciliation?
Each of the Meetings will be held on , 2026 (unless adjourned or postponed). If the Scheme is approved by the requisite votes at the Meetings and subject to the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, we expect to make a subsequent application to the Court for it to approve the Scheme and confirm the Gates Reduction of Capital. Assuming the Scheme is approved and the Gates Reduction of Capital is confirmed by the Court at the Court Hearing, we currently anticipate that the Scheme will become effective before the end of our third quarter of 2026.
However, the Redomiciliation may be delayed or abandoned by the Board at any time prior to the sanction (i.e., approval) of the U.K. Court without obtaining the approval of Gates Shareholders, even though the Scheme and the Gates Reduction of Capital may have been approved by Gates Shareholders at the Meetings, and even though all other conditions to the consummation of the Redomiciliation may have been satisfied. See “Expected Timetable of Principal Events”.
Can I trade my Gates Shares between the date of this Document and the Effective Date?
The Gates Shares will continue to trade on the NYSE through the close of trading on the trading day prior to the Effective Date.
After the Redomiciliation, where will the New Gates Shares be listed?
It is a condition to the implementation of the Scheme that the New Gates Shares will be authorized for listing on the NYSE. We will submit an application to the NYSE, and, we expect on the trading day following the Effective Date, the New Gates Shares will be listed on the NYSE, trading under the symbol “GTES”, the same symbol under which the Gates Shares are currently trading. We have no current plans to list the New Gates Shares on any other securities exchange.
On , the most recent practicable date prior to the date of this Document, the closing price of the Gates Shares on the NYSE was $ per share.
After the Redomiciliation, will either of Gates Industrial Corporation or New Gates continue to file annual and/or periodic reports with the SEC and the Registrar of Companies?
The Gates Shares are currently registered pursuant to Section 12(b) of U.S. Exchange Act and listed on the NYSE. In connection with the Redomiciliation, Gates Industrial Corporation will request that the NYSE file a Form 25 with the SEC to remove the Gates Shares from listing on the NYSE. After such Form 25 becomes effective, Gates Industrial Corporation will file a Form 15 with the SEC to terminate the registration of the Gates Shares and to suspend its related reporting obligations under Sections 13 and 15(d) of the U.S. Exchange Act.
Concurrently, pursuant to Rule 12g-3(a) promulgated under the U.S. Exchange Act, the New Gates Shares will be deemed registered under Section 12(b) of the U.S. Exchange Act and New Gates will be deemed to be the successor issuer to Gates Industrial Corporation.

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Immediately following the Redomiciliation, New Gates will continue to prepare financial statements in accordance with U.S. GAAP and report in U.S. dollars and will continue to file periodic and current reports with the SEC under the U.S. Exchange Act, including reports on Forms 10-K, 10-Q and 8-K, as Gates Industrial Corporation currently does.
Upon completion of the Redomiciliation, New Gates will become the parent company of Gates Industrial Corporation, and Gates Industrial Corporation will become a wholly owned, direct subsidiary of New Gates and will be re-registered as a private limited company. We intend to dissolve Gates Industrial Corporation as soon as reasonably practicable following completion of the Redomiciliation since Gates Industrial Corporation will no longer be required as a separate legal entity. Once Gates Industrial Corporation has been dissolved, it will no longer be required to make filings with the Registrar of Companies in the U.K. (including a Gates Industrial Corporation Group U.K. annual report and financial statements prepared in accordance with IFRS). Between the Effective Date and the date of dissolution of Gates Industrial Corporation, Gates Industrial Corporation will still need to make certain filings with the Registrar of Companies.
Do I need to take further action?
It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court can be satisfied that there is a fair and reasonable representation of Gates Shareholder views.
Every vote is important, regardless of the number of Gates Shares you own, and whether you hold those Gates Shares directly (i.e., as a Shareholder of record) or as a beneficial owner whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC. To make sure your Gates Shares are represented at the applicable Meetings, please submit your proxy as described below or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Meetings.
If you are a Shareholder of record, please submit your proxy either through the internet before the Meetings by visiting www.proxyvote.com or by marking, signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover in the envelope(s) provided as soon as possible so that your Gates Shares are represented and voted at the Meetings. Shareholders of record at the Voting Record Time (or their duly appointed proxies) may alternatively vote virtually during the Court Meeting or the General Meeting by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Proxy Card(s).
If you are a beneficial owner of Gates Shares, you have the right to direct your bank, broker or other nominee on how to vote your Gates Shares or to be appointed as a proxy to attend and vote virtually at the Meetings. You are encouraged to exercise these rights. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Gates Shares are voted in the way you would like at the applicable Meeting. Your bank, broker or other nominee will send you specific instructions in this regard to instruct the votes attaching to your Gates Shares. Your bank, broker or other nominee may also appoint you as a proxy to attend and vote virtually at the Meetings. If you have any questions or need assistance voting your Gates Shares, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833. Details of the deadlines for when your votes must be submitted are described in “Action to be Taken”.
For more details, see “Action to be Taken” beginning on page 21 of this Document.
Who pays for costs relating to the proxy materials and the General Meeting?
The Company pays for the costs of preparing, assembling and mailing this Document, other proxy and Shareholder materials and the cost of posting the proxy materials on a website. The Company has engaged the Proxy Solicitor to assist in soliciting proxies for an estimated fee of $100,000, plus expenses. In addition, the Company’s directors, officers and employees may solicit proxies personally and by mail, telephone, facsimile and other electronic means. They receive no compensation in addition to their regular salaries for this work. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse these persons for their expenses in so doing.
The Meetings
What is the purpose of the Meetings?
We are asking Shareholders of record to approve the Redomiciliation via a vote at the Court Meeting to approve a scheme of arrangement under Part 26 of the Companies Act 2006 and certain other related resolutions at the General Meeting. The Scheme will be approved if a majority in number of the Scheme Shareholders who represent 75 percent or more in value of Gates Shares present and voting, in person or by proxy, at the Court Meeting approve the Scheme. In addition, we are asking Shareholders of

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record to approve certain matters related to the implementation of the Scheme. These matters require approval by at least 75 percent of the votes cast by Shareholders of record, in person or by proxy, at the General Meeting. Approval of each of these other matters by the requisite majority is a condition to the Scheme, and if any one of those matters is not so approved, the Redomiciliation will not occur.
If the Scheme is approved at the Court Meeting and the Scheme Resolutions are approved at the General Meeting, Gates expects to apply to the Court for an order sanctioning the Scheme.
Once a Court Order has been obtained and filed at the Registrar of Companies, the Scheme will become effective.
Once the Scheme becomes effective, Shareholders of record will become shareholders in New Gates and beneficial owners of Gates Shares will become the beneficial owners of New Gates Shares. New Gates will have certain different governance arrangements as compared to Gates Industrial Corporation. For more information on the differences between the Articles and the New Gates Memorandum of Association and New Gates Bye-laws, see “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders” beginning on page 75 of this Document.
To obtain the Gates Shareholder approvals required to effect the Redomiciliation, we will be holding a series of back-to-back meetings to comply with certain U.S. and U.K. requirements.
Why are there two separate meetings of Shareholders: a Court Meeting and a General Meeting?

Court Meeting	General Meeting

A meeting convened by order of the Court to allow Scheme Shareholders to vote on the Scheme, as required under U.K. law.	A meeting to vote on four special resolutions required to approve certain matters related to the implementation of the Scheme.
Each of the Meetings is being held for different purposes and will be held on , 2026 (unless adjourned or postponed) one directly after the other.
The Court has convened the Court Meeting on the terms set out in this Document. The sole purpose of the Court Meeting is to seek approval of the Scheme from the Scheme Shareholders. In order for the Scheme to be approved at the Court Meeting a majority in number of the Scheme Shareholders who represent 75 percent or more in value of Gates Shares held by Scheme Shareholders present and voting, in person or by proxy, will need to vote in favor of the Scheme at the Court Meeting.
The General Meeting, which will be held as soon as the Court Meeting has concluded or been adjourned, is being held to enable Gates Shareholders to approve ancillary corporate actions required to properly implement the Scheme, namely each of the General Meeting Resolutions, which are set out in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal — General Meeting” beginning on page 41 of this Document.
If you are a Shareholder of record at the Voting Record Time, you are entitled and encouraged to vote, in person or by proxy at each applicable virtual Meeting. If you are a beneficial owner of Gates Shares, you have the right to direct your bank, broker or other nominee on how to vote your Gates Shares or to be appointed as a proxy to attend and vote virtually at the Meetings. You are encouraged to exercise these rights. In each case, see “Action to be Taken” beginning on page 21 of this Document for further details.
Do any of the directors or executive officers of Gates Industrial Corporation have interests in the Scheme that may be different from, or in addition to, those of other Gates Shareholders?
The effect of the Scheme on the interests of the directors and executive officers in their capacity as Gates Shareholders will not differ from the effect of the Scheme on the interests of other Gates Shareholders. The directors and the executive officers of Gates Industrial Corporation have certain interests in the Redomiciliation that are in addition to their interests as Shareholders. For more information on these interests, see “Part V Additional Information — Information on the Gates Industrial Corporation and New Gates Directors” beginning on page 88 of this Document.
Do members of the Board intend to vote at the Meetings?
As of , 2026, Gates Industrial Corporation’s directors and executive officers beneficially owned in the aggregate approximately percent of the Gates Shares. members of the Board and of Gates Industrial Corporation’s executive officers have indicated to the Company that they currently intend to vote or instruct their bank, broker or other nominee to

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vote, as the case may be, all of their Gates Shares “FOR” the Court Meeting Resolution at the Court Meeting and “FOR” each of the General Meeting Resolutions at the General Meeting.
What are the Board’s recommendations?
The Board has determined that the Scheme, including the Redomiciliation and the related governance changes, are in the best interests of Gates Industrial Corporation and its Shareholders and, as such, has approved the proposal of the Scheme, including the Redomiciliation and those governance changes. The Board unanimously recommends that you vote, or instruct your bank, broker or other nominee to vote, “FOR” each of the Resolutions proposed at the Court Meeting and the General Meeting, in each case, as described in this Document.
Who is entitled to notice of the Meetings?
The Document has been sent to the Shareholders of record at 5:00 PM Eastern Time on , 2026 (the “Notice Record Date”).
Who is entitled to vote at the Meetings?
The Voting Record Time, being the record date for determining the Shareholders of record who are entitled to vote their Gates Shares at the Meetings, will be 5:00 PM Eastern Time on , 2026 or, if any Meeting is adjourned by 48 hours or more, close of business on the date that is 10 days prior to the date fixed for the adjourned Meeting, or, if Gates Industrial Corporation gives notice of the adjourned Meeting, and an entitlement time is specified in that notice, the time specified in that notice. If you were a Shareholder of record at the Voting Record Time, you will be entitled to vote all of the shares you held on that date at the Meetings, or any postponement(s) or adjournment(s) of the Meetings.
The Notice Record Date will serve as the record date for determining those holders of Gates Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to appoint a proxy to vote those Gates Shares at the Meetings.
As of the Notice Record Date, there were Gates Shares in issue, all of which are entitled to be voted at the Meetings. The Company expects the proxy materials to be mailed and/or made available to Shareholders of record and all beneficial owners, in each case as at the Notice Record Date, on or about , 2026.
Any corporation which is a Shareholder of record may by resolution of its board of directors or other authorizing body authorize one or more persons to act as its representative(s) at the Meetings and the person(s) so authorized shall (on production of a certified copy of such resolution at the applicable Meeting) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual Gates Shareholder. In the case of joint holders of a share, the vote of the senior holder who tenders a vote, whether in person during the Meetings or by proxy, shall be accepted to the exclusion of the vote or votes of the other joint holder or holders, and seniority shall be determined by the order in which the names of the holders stand in the register.
What are the total voting rights in the Company?
As of , 2026, the Notice Record Date, there were approximately Gates Shares, in issue and entitled to vote. What are the voting rights of the holders of the Gates Shares? Each Gates Share is entitled to one vote per share on each matter properly brought before the Meetings and submitted to the Gates Shareholders for approval.
Who can attend the Meetings?
All Shareholders of record as of the Voting Record Time and their duly appointed proxies may attend the Meetings by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Proxy Card(s). If you are a beneficial owner of Gates Shares through your bank, broker or other nominee, you may attend the Meetings virtually if you obtain a proxy to do so from your bank, broker or other nominee.
What constitutes a quorum?
The presence at the General Meeting, in person or by proxy, of the holders of Gates Shares representing at least the majority of the voting rights of all Gates Shareholders entitled to vote at that Meeting will constitute a quorum, permitting the General Meeting to conduct its business. The presence of two separate persons, whether a Shareholder of record or a proxy of such a Gates Shareholder, will permit the Court Meeting to conduct its business. If a quorum and/or requisite number of attendees is not present at each Meeting, the chairman of the Meeting may adjourn the Meeting to a specified time and place not less than one day after the original date.

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If I am a Gates Shareholder, how do I vote?
For further details on how to vote, see “Action to be Taken” beginning on page 21 of this Document.
If I hold my Gates Shares in “street name” through a bank, broker or other nominee, how do I vote?
For further details on how to vote, see “Action to be Taken” beginning on page 21 of this Document.
How do I attend the Meetings?
On the day of the Meetings, please visit www.virtualshareholdermeeting.com/GTES2026SM and enter the 16-digit control number included in your Proxy Card(s) or Voting Instruction Form(s). Online access to the webcast will open approximately 15 minutes prior to the start of the Meetings. There will be no physical meeting location. The Meetings will only be conducted via live webcast. If you encounter any technical difficulties with the virtual meeting during the log in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page. Rules governing conduct at the Meetings will be posted on the virtual meeting platform along with an agenda.
Will I be able to participate in the Meetings on the same basis I would be able to participate in a live meeting?
The Meetings will be held in a virtual meeting format only and will be conducted via live webcast. The virtual meeting format for the Meetings will enable full and equal participation by all of the Gates Shareholders from any place in the world at little to no cost. The Company believes that holding the Meetings virtually provides the opportunity for participation by a broader group of Gates Shareholders while reducing environmental impacts and the costs for Gates Shareholders and the Company.
The Company designed the format of the Meetings to ensure that Gates Shareholders who attend the Meetings will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. To ensure such an experience, the Company will provide Gates Shareholders with the ability to submit appropriate questions real-time during the Meeting through the meeting website by typing your question into the “Ask a Question” field and then clicking “Submit”, and by telephone from the U.S. and Canada using the toll-free telephone number on the proxy materials. Management expects to devote a reasonable amount of time for appropriate questions, which include questions and comments related to one of the matters to be voted on by the Gates Shareholders and are relevant to Gates Shareholders generally.
Will there be separate Proxy Cards / Voting Instruction Forms for each Meeting?
Yes. There will be separate Proxy Cards / Voting Instruction Forms for the Court Meeting and the General Meeting. If you wish to vote by proxy, you should complete each applicable Proxy Card / Voting Instruction Forms (or submit your proxy or voting instructions through the internet using the information on such Proxy Card or Voting Instruction Forms) for each Meeting at which you are entitled to vote.
If I give a proxy, how are my Gates Shares voted?
Regardless of the method you choose to appoint your proxy, the individuals named on the Proxy Card(s) enclosed or provided under separate cover (or, if you are a beneficial owner of Gates Shares, on the Voting Instruction Forms provided by your bank, broker or other nominee), will vote your Gates Shares in the way that you indicate if you validly appoint a proxy and properly specify how you want your Gates Shares voted. When completing the internet process or the Proxy Card or Voting Instruction Form for the Court Meeting, you may specify whether your Gates Shares should be voted for or against the Court Meeting Resolution.
When completing the internet process or the Proxy Card or Voting Instruction Form for the General Meeting, you may specify whether your Gates Shares should be voted for or against or to abstain from voting on all, some or none of the proposals to come before the General Meeting, as the case may be. See “What happens if I do not give specific voting instructions?” for further details.
What is the difference between holding Gates Shares as a Shareholder of record or as a beneficial owner?
Beneficial owners. If your Gates Shares are held for you in the name of your bank, broker or other nominee, your shares are held in “street name” and you are considered the “beneficial owner.” As such, this Document and the Voting Instruction Forms are being made available or forwarded to you by your bank, broker or other nominee, who is considered the Shareholder of record with respect to those Gates Shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your Gates Shares in accordance with the Voting Instruction Form provided by your bank, broker or other nominee. You may also attend and vote at the Meetings virtually if you obtain a proxy to do so from your bank, broker or other nominee. You are encouraged to exercise these rights.

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Shareholders of record. If you are registered on the register of members of the Company in respect of Gates Shares, you are considered, with respect to those Gates Shares, the Shareholder of record, and these proxy materials are being sent directly to you by the Company. In respect of the Court Meeting Resolution, a Shareholder of record who attends the Meeting (in person or by proxy) and votes their Gates Shares will be counted as a separate Scheme Shareholder in respect of the majority in number for the purposes of determining whether the Court Meeting Resolution has been approved.
In order to become a Shareholder of record of Gates Shares, a beneficial owner whose Gates Shares are deposited with DTC would need to take steps to withdraw the relevant Gates Shares from the DTC system. Beneficial owners are reminded that any transfer of the Gates Shares outside of the DTC system will generally be subject to U.K. stamp duty or Stamp Duty Reserve Tax (“SDRT”) at a rate of 0.5% of any consideration (assuming the transfer is not to another clearance service or a depositary receipt system, in which case a 1.5% rate may apply), which is generally payable by the transferee of the Gates Shares (i.e., any third party into whose name the Gates Shares are transferred). However, where no consideration is given for the transfer of the Gates Shares out of the DTC system (e.g., where beneficial ownership of the Gates Shares is not changing and there is no third party paying consideration for the Gates Shares, and assuming that U.K. rules which could impute market value consideration do not apply), generally no charge to U.K. stamp duty or SDRT should arise. In addition, if the beneficial owner or holder of such Gates Shares seeks to subsequently redeposit such shares into the DTC system, the process to redeposit may attract U.K. stamp duty or SDRT at a higher 1.5% rate and such cost is likely to be required to be funded by the beneficial owner or holder of such Gates Shares seeking the redeposit.
What happens if I do not give specific voting instructions?
If you are a Shareholder of record and you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Gates Shares at the Court Meeting, your proxy will be invalid and your Gates Shares will not be voted at the Court Meeting either “FOR” or “AGAINST” the Court Meeting Resolution.
If you are a Shareholder of record and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Gates Shares at the General Meeting, the proxy holder will vote or abstain from voting your Gates Shares on the General Meeting Resolutions at their discretion. In addition, with respect to the General Meeting, if any other matters (other than the General Meeting Resolutions described herein and related procedural matters) properly come before the General Meeting, the proxy holder will have the authority to vote or abstain from voting your Gates Shares on those matters in his or her discretion. The Board currently does not know of any matters which may be raised at the General Meeting other than the General Meeting Resolutions described herein and related procedural matters.
If you appoint the default proxy nominated on the Proxy Card(s) or Voting Instruction Form(s) (each of , , or failing , Ivo Jurek, Chief Executive Officer, or failing him, John S. Patouhas, Chief Accounting Officer) and do not direct him or her how to vote your Gates Shares at the General Meeting, the default proxy’s current intention is to vote in favor of each of the Resolutions at the General Meeting.
If you are a beneficial owner, your bank, broker or other nominee will be permitted to vote your Gates Shares held in “street name” on any proposal only if you instruct your bank, broker or other nominee on how to vote. Under applicable stock exchange rules, banks, brokers and other nominees have the discretion to vote your Gates Shares only on routine matters if you fail to instruct your bank, broker or other nominee on how to vote your Gates Shares with respect to such matters. The proposals to be voted upon by Gates Shareholders described in this Document are non-routine matters, and banks, brokers and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your bank, broker or other nominee on how you wish your Gates Shares to be voted.
Does my bank, broker or other nominee have discretion to vote my shares on my behalf?
In accordance with the rules of the NYSE, brokers generally only have authority to vote on “routine” matters when they have not received instructions from beneficial owners, but they are precluded from exercising their voting discretion with respect to “non-routine” matters. Under NYSE Rule 452 all of the Resolutions are considered “non-routine” matters for which brokers do not have discretionary authority to vote, so if a beneficial owner of Gates Shares held in “street name” does not give voting instructions to their bank, broker or other nominee, then those shares will not be voted.
What vote is required to approve each of the items to be voted upon?
At the Court Meeting, the Scheme will be approved if a majority in number of the Scheme Shareholders who represent 75 percent or more in value of Gates Shares present and voting, in person or by proxy, at the Court Meeting approve the Scheme. Thereafter, the Scheme must be sanctioned by the Court before it becomes effective.
At the General Meeting, each of the Scheme Resolutions will be approved if at least 75 percent of the votes cast by Shareholders of record, in person or by proxy, at the General Meeting, are cast in favor thereof.

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How are abstentions treated?
If you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Gates Shares at the Court Meeting, the proxy will be invalid, and your Gates Shares will not be voted at the Court Meeting either “for” or “against” the Court Meeting Resolution. An abstention on any General Meeting Resolution has the effect of a vote not being cast with respect to the applicable Gates Shares in relation to that proposal. Although considered present for purposes of the applicable quorum requirement at the General Meeting, such Gates Shares will not be considered when determining whether the proposal has received the required approval.
Can I change my vote and/or revoke my proxy?
Yes. For details on how to change your vote and/or revoke your proxy, see “Action to be Taken” beginning on page 21 of this Document.
Where can I find the voting results of the Meetings?
We will announce the preliminary voting results at each Meeting. We will post the final results of voting at each Meeting on our website promptly after the Meetings. We will also report the final results in a Current Report on Form 8-K that we will file with the SEC. All reports Gates Industrial Corporation files with the SEC are publicly available when filed; for more information, see “Part V Additional Information — Where You Can Find More Information” beginning on page 89 of this Document.
Who should I contact with questions?
If you have read this Document and still have questions, contact the Shareholder Helpline, details of which are set out below (the “Shareholder Helpline”). You may call the Gates Industrial Corporation Investor Relations team by telephone at (303) 744-4887 or by e-mail at investorrelations@gates.com or contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.
Tax Matters
Will I have to pay any tax as a result of the Scheme?
Gates Shareholders should not generally recognize any gain or loss for U.K. income tax and corporation tax purposes solely as a result of the Redomiciliation.
Holders of Gates Shares should not generally recognize any gain or loss for Bermuda tax purposes solely as a result of the Redomiciliation.
For U.S. federal income tax purposes, the Redomiciliation, together with certain related transactions, is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Gates has received a private letter ruling from the Internal Revenue Service confirming that these transactions so qualify (the “IRS Ruling”), assuming the statements, covenants and representations contained therein are true and complete. If these transactions qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, U.S. Holders and non-U.S. Holders (each as defined in “Part IV Taxation — Material U.S. Federal Income Tax Consequences” beginning on page 62 of this Document) would not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the exchange of Gates Shares for New Gates Shares in the Redomiciliation.
Details of the U.K., Bermuda and U.S. federal income tax treatment of Shareholders arising under the Scheme are set out in “Part IV Taxation” beginning on page 59 of this Document. This summary is intended only as a general guide. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all Gates Shareholders and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Gates Shares in light of your particular situation.
Shareholder Helpline
If you have any further questions about voting or attending the Meetings, please call the Gates Industrial Corporation Investor Relations team by telephone at (303) 744-4887 or by e-mail at investorrelations@gates.com or contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833. Shareholders are urged to read the information contained and incorporated by reference in this Document, as well as the Annex, carefully and in their entirety.

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RESOLUTIONS AT THE COURT AND GENERAL MEETINGS:
Action to be Taken

For the reasons set out in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation” beginning on page 32 of this Document, the Board unanimously recommends that you vote, or instruct your bank, broker or other nominee to vote, “FOR” the Court Meeting Resolution at the Court Meeting and “FOR” each of the General Meeting Resolutions at the General Meeting.

Voting at the Meetings
The Scheme requires approval of Scheme Shareholders at the Court Meeting, convened with the permission of the Court, to be held virtually on , 2026, with the Court Meeting starting at a.m. Mountain Time.
The Scheme also requires approval at the General Meeting by the Scheme Shareholders of the Scheme Resolutions relating to the Scheme. The General Meeting will be held at the same place and on the same date as the Court Meeting at a.m. Mountain Time (or as soon thereafter as the Court Meeting has concluded or been adjourned) unless adjourned or postponed.
Notices of the Meetings are set out in “Part VI Notice of the Court Meeting” beginning on page 93 of this Document and “Part VII Notice of the General Meeting of Gates Industrial Corporation plc” beginning on page 96 of this Document.
In order for the Scheme to be approved at the Court Meeting, a majority in number of the Scheme Shareholders who represent 75 percent or more in value of the Gates Shares held by Scheme Shareholders present and voting at such meeting, in person or by proxy, will need to vote in favor of the Scheme.
Each of the Scheme Resolutions to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Scheme Shareholders, in person or by proxy. The General Meeting Adjournment Resolution is an ordinary resolution which requires approval by a majority of the votes cast by Scheme Shareholders, in person or by proxy.
Items to be Voted On

Meeting	Matter for Approval		Board Recommendations

Resolutions Which Must Be Approved for Redomiciliation To Become Effective
Court Meeting	(1)	Scheme: Redomiciliation	Vote “FOR”
General Meeting	(1)	Approval of the Scheme	Vote “FOR”
	(2)	Gates Reduction of Capital	Vote “FOR”
	(3)	Issuance of New Shares to New Gates	Vote “FOR”
	(4)	Articles Amendment to Ensure all Gates Shares are Subject to the Scheme	Vote “FOR”
	(5)	Adjournment (in case of insufficient votes)	Vote “FOR”
It is important that as many votes as possible are cast so that the Court can be satisfied that there is a fair and reasonable representation of Gates Shareholder views. Every vote is important, regardless of the number of Gates Shares you own, and whether you hold those Gates Shares directly (i.e., as a Shareholder of record) or as a beneficial owner whose Gates Shares are held in the name of a bank, broker or other nominee within the facilities of DTC. To make sure your Gates Shares are represented at the Meetings, please submit your proxy or your voting instructions as described below as soon as possible, whether or not you plan to attend the Meetings. You may submit your proxy either through the internet or by completing, signing, dating and returning the applicable Proxy Card(s) or Voting Instruction Form(s) enclosed or provided under separate cover in the envelope(s) provided. If you have any questions or need assistance voting your Gates Shares, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.

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Action to be Taken	Table of Contents
Shareholders of Record
If your Gates Shares are registered directly in your name on the Company’s register of members maintained by the Transfer Agent, you are considered, with respect to those Gates Shares, the Shareholder of record (and, for purposes of the Scheme, a Scheme Shareholder).
If you are a Shareholder of record, please submit your proxy either through the internet before the Meetings by visiting www.proxyvote.com or by marking, signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover in the envelope(s) provided as soon as possible so that your Gates Shares are represented and voted at the Meetings. Shareholders of record at the Voting Record Time may alternatively vote virtually during the Court Meeting or the General Meeting by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Proxy Card(s).
The internet proxy submission procedures are designed to authenticate proxies submitted by use of a personal identification number, which will be provided to each Gates Shareholder separately. Proxies submitted through the internet will be as effective as voting by completing, signing, dating and returning your Proxy Card.
Please note that you need to submit separate proxies or return separate Proxy Cards for the Court Meeting and the General Meeting.
If you do not appoint a proxy and you do not attend the Meetings in virtual format at which you are entitled to vote, your Gates Shares will not be considered when determining whether the Scheme or any General Meeting Resolution has received the required approval.
All Shareholders of record are invited to attend the Meetings in virtual format at which they are entitled to vote. If you are a Shareholder of record as of the Voting Record Time, you have the right to attend, speak and vote at the Meetings in virtual format. Any corporation which is a Shareholder of record may by resolution of its board of directors authorize one or more persons to act as its representative(s) at the Meetings and the person(s) so authorized shall (on production of a certified copy of such resolution at the applicable Meeting) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual Gates Shareholder.
Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the Meetings even if you plan to attend the Meetings in virtual format (note that you may change your vote at the applicable Meeting).
Shareholders of record who wish to appoint a proxy by using paper Proxy Card(s) may do so by completing and signing the applicable Proxy Card(s) and returning them in accordance with the instructions printed on them, so as to be received by a.m. Eastern Time, on , 2026.
In the event that any Meeting is adjourned, the applicable Proxy Card(s) must be received by a.m. Eastern Time on the day before the date fixed for the adjourned Meeting.
If the applicable paper Proxy Card(s) (labelled “General Meeting”) for the General Meeting is not returned by the time specified above, they will be invalid. However, a Shareholder of record and duly appointed proxies may attend and vote at the Meetings by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Proxy Card(s). Online access to the webcast will open approximately 15 minutes prior to the start of the Court Meeting.
DTC Participants
For DTC participants holding Gates Shares, Cede & Co., the nominee for DTC, is considered the Shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover or in such other form (including electronically) as Gates Industrial Corporation may permit. Any beneficial owners of Gates Shares who wish to attend and vote virtually at the Meetings (as further described below) must be appointed as substitute proxies for the relevant DTC participants who hold their Gates Shares as nominee.
Beneficial Owners of Shares
If you are a beneficial owner of Gates Shares, you have the right to direct your bank, broker or other nominee on how to vote your Gates Shares. You may also attend and vote at the Meetings virtually if you obtain a proxy to do so from your bank, broker or other nominee, although we recommend that you give voting instructions in advance of the Meetings even if you plan to attend the

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Action to be Taken	Table of Contents
Meetings in virtual format (note that you may change your vote at the applicable Meeting). You are encouraged to exercise these rights.
You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Gates Shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to instruct the votes attaching to your Gates Shares. Your bank, broker or other nominee may also appoint you as a proxy to attend and vote virtually at the Meetings.
You may instruct your bank, broker or other nominee on how to vote your Gates Shares using one of the following methods:

Vote by Written Proxy
All beneficial owners of Gates Shares who received proxy materials by mail can instruct your bank, broker or nominee how to vote by returning the Voting Instruction Form(s). If you received the proxy materials electronically, you may request a Voting Instruction Form(s) at any time by following the instructions on the voting website.

Vote by Telephone or Internet
Banks, brokers and nominees may permit beneficial owners of Gates Shares to instruct their bank, broker or nominee how to vote by telephone from the U.S. and Canada using the toll-free telephone number on the Voting Instruction Form(s), the internet using the procedures and instructions described on the Voting Instruction Form(s), or as otherwise instructed by the relevant banks, brokers and nominees.

Vote during the Meetings
Court Meeting — All beneficial owners of Gates Shares can attend and vote (as a proxy) at the Court Meeting by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Voting Instruction Form(s).
General Meeting — All beneficial owners of Gates Shares can attend and vote (as a proxy) at the General Meetings by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Voting Instruction Form(s).

Revoking a Proxy and Changing Your Vote
Shareholders of record may revoke a proxy and/or change their vote prior to its exercise at the Meetings by:
•signing another Proxy Card with a later date and delivering it to the Corporate Secretary of the Company, 1144 Fifteenth Street, Suite 1400, Denver, Colorado 80202 by a.m. Eastern Time on , 2026 (or, in the event that any Meeting is adjourned, by a.m. Eastern Time on the day before the date fixed for the adjourned Meeting);
•submitting another Proxy Card through the internet by a.m. Eastern Time on , 2026 (or, in the event that any Meeting is adjourned, by a.m. Eastern Time on the day before the date fixed for the adjourned Meeting);
•attending (including by a duly appointed proxy) and voting during the Meetings by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Proxy Card(s). Online access to the webcast will open approximately 15 minutes prior to the start of the Meetings.
If you hold your Gates Shares in “street name” beneficially through a bank, broker or other nominee and want to change your vote, you should contact the bank, broker or other nominee that holds your shares. Beneficial owners may change their voting instructions prior to their exercise at the Meetings by:
•following the voting instructions provided to you by your bank, broker or other nominee to determine how you may change your vote or revoke your proxy;
•instructing your bank, broker or nominee again over the internet or by telephone by 11:59 p.m. Eastern Time on , 2026 (or, in the event that any Meeting is adjourned, by 11:59 p.m. Eastern Time on the day before the date fixed for the adjourned Meeting);

Gates Industrial Corporation	23	Redomiciliation Proxy Statement

Action to be Taken	Table of Contents
•attending and voting (as a proxy) by electronic means during the Meeting by visiting www.virtualshareholdermeeting.com/GTES2026SM and entering the 16-digit control number included in your Voting Instruction Form(s). Online access to the webcast will open approximately 15 minutes prior to the start of the Meetings.
If you have any questions about voting or attending the Meetings, contact the Shareholder Helpline. You may call the Gates Industrial Corporation Investor Relations team by telephone at (303) 744-4887 or by e-mail at investorrelations@gates.com or contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.
Incomplete Instructions and Abstention
If you are a Shareholder of record and you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Gates Shares at the Court Meeting, your proxy will be invalid, and your Gates Shares will not be voted at the Court Meeting either “for” or “against” the Court Meeting Resolution.
If you are a Shareholder of record and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Gates Shares at the General Meeting, the proxy holder will vote or abstain from voting your Gates Shares on the General Meeting Resolutions at their discretion.
In addition, with respect to the General Meeting, if any other matters (other than the General Meeting Resolutions described herein and related procedural matters) properly come before the General Meeting, the proxy holder will have the authority to vote or abstain from voting your Gates Shares on those matters in his or her discretion. The Board currently does not know of any matters which may be raised at the General Meeting other than the General Meeting Resolutions described herein and related procedural matters.
If you appoint the default proxy nominated on the Proxy Card(s) or Voting Instruction Form(s) (each of , , or failing , Ivo Jurek, Chief Executive Officer, or failing him, John S. Patouhas, Chief Accounting Officer) and do not direct him or her how to vote your Gates Shares at the General Meeting, the default proxy’s current intention is to vote in favor of each of the Resolutions at the General Meeting.
You may abstain from voting on any General Meeting Resolution by choosing “ABSTAIN” when voting through the internet or by returning the applicable Proxy Card or by following instructions from your bank, broker or other nominee. An abstention on any General Meeting Resolution has the effect of a vote not being cast with respect to the applicable Gates Shares in relation to that proposal. Although considered present for purposes of the applicable quorum requirement at the General Meeting, such Gates Shares will not be considered when determining whether the proposal has received the required approval.
Under applicable stock exchange rules, banks, brokers and other nominees have the discretion to vote your Gates Shares only on routine matters if you fail to instruct your bank, broker or other nominee on how to vote your Gates Shares with respect to such matters. The proposals to be voted upon by Gates Shareholders described in this Document are non-routine matters, and banks, brokers and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your bank, broker or other nominee on how you wish to vote your Gates Shares.

Gates Industrial Corporation	24	Redomiciliation Proxy Statement

Expected Timetable of Principal Events

All dates and times are based on current expectations of Gates Industrial Corporation and are subject to change. If any of these dates and/or times change, Gates Shareholders will be notified of the revised dates and/or times by an announcement that will be made available at Gates Industrial Corporation’s website at www.gates.com.
If you have any questions or need assistance voting your Gates Shares, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.

Event	Expected Date and Time

Record date for determining those holders of record of Gates Shares who are entitled to notice of the applicable Meetings (“Notice Record Date”) and those holders of Gates Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Gates Shares	5:00 p.m. Eastern Time on	, 2026

Mailing of this Document	, 2026

Voting Record Time	5:00 p.m. Eastern Time on	, 2026(1)

Latest time for paper Proxy Cards for each of the Court Meeting and the General Meeting to be received	a.m. Eastern Time on	, 2026(2)

Latest time for Voting Instruction Forms for each of the Court Meeting and the General Meeting to be received from a beneficial owner of Gates Shares by the bank, broker or other nominee holding the Gates Shares
	11:59 p.m. Eastern Time on	, 2026(2)

Court Meeting	a.m. Mountain Time on	, 2026

General Meeting	a.m. Mountain Time on	, 2026(3)

The following dates and times associated with the Scheme are subject to change and will depend on, among other things, the date on which the Conditions to the Scheme are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme and the date on which the Court Order is delivered to the Registrar of Companies.

Court Hearing to approve the Scheme and confirm the Gates Reduction of Capital a date as soon as reasonably practicable after the satisfaction (or, if applicable, waiver) of the Conditions (other than any Conditions which are capable of being satisfied only upon or following the Scheme being sanctioned) (“D”)(4)

Scheme Record Time	5:00 p.m. Eastern Time on D+1 Business Day(4)

Last time of trading in and for registration of transfers, and for disablement in DTC, of Gates Shares; Gates Shares removed from listing	5:00 p.m. Eastern Time on D+1 Business Day(4)

Effective Date	D+2 Business Days(4)

Cancellation of Gates Shares; issuance of New Gates Shares	Effective Date(4)(5)

Listing and commencement of trading in New Gates Shares; crediting of New Gates Shares to DTC accounts	Market open on the Effective Date(4)

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Expected Timetable of Principal Events	Table of Contents
1.    If the Court Meeting or the General Meeting, as the case may be, is adjourned by 48 hours or more, the Voting Record Time will be close of business on the date that is 10 days prior to the date fixed for the adjourned Court Meeting or General Meeting, as the case may be, or, if the Company gives notice of the adjourned Court Meeting or General Meeting, as the case may be, and an entitlement time is specified in that notice, the time specified in that notice.
2.    The Proxy Card (labelled “Court Meeting”) for the Court Meeting must be received by the time stated above (or, if the Court Meeting is adjourned, by a.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting). If the Proxy Cards (labelled “General Meeting”) for the General Meeting are not returned by the specified time, they will be invalid. If not so lodged, Shareholders of record (and duly appointed proxies, including Gates Shareholders who have been duly appointed as proxy by their bank, broker or other nominee) may attend and vote at the Meetings by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM on the day of the Meetings and entering the 16-digit control number included in your Proxy Card(s). Online access to the webcast will open approximately 15 minutes prior to the start of the Court Meeting. See “Action to be Taken”.
3.    Or as soon thereafter as the Court Meeting shall have concluded or adjourned.
4.    These times and dates are subject to change and will depend on, among other things, the date on which the Conditions to the Scheme are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme and the date on which the Court Order is delivered to the Registrar of Companies.
5.    The Effective Date of the Scheme is expected to be before the end of our third quarter of 2026.

Gates Industrial Corporation	26	Redomiciliation Proxy Statement

Risk Factors

In considering whether to vote in favor of the Scheme and the General Meeting Resolutions at the Meetings, Shareholders should carefully consider the risks and/or investment considerations set out below, as well as the matters set out in “Special Note Regarding Forward-Looking Statements”. In addition, Shareholders should carefully review the other information included and incorporated by reference herein, including the risk factors described in Item 1A. “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as they discuss risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements included or incorporated by reference herein. Although we describe below and elsewhere in this Document the risks we consider to be the most material, there may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that also could have material adverse effects on the Redomiciliation and our results of operations, financial condition, business or operations in the future. In addition, past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods.
Risks Associated with the Redomiciliation
The anticipated benefits of the Redomiciliation may not be realized or the Redomiciliation could have a negative impact on the Company’s business.
Gates Industrial Corporation has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will offer Gates and its shareholders more strategic flexibility and new opportunities for long-term shareholder value creation and will reduce administrative costs. The Board believes that the Redomiciliation will provides Gates: (1) with increased flexibility for corporate transactions and capital raising; (2) with a more streamlined share buyback process, including eliminating the cost of U.K. stamp duty on share buybacks; (3) greater flexibility in paying dividends to Shareholders; (4) the ability to eliminate being subject to duplicative regulation and reporting; and (5) the ability to more closely align its governance and reporting practices with the expectations of its predominantly U.S.-based Shareholders. However, we may not realize the benefits we anticipate from the Redomiciliation, and our failure to realize those benefits could adversely affect our business.
Your rights as a Gates Shareholder will change as a result of the Redomiciliation and Bermuda law and may, in certain circumstances, afford less protection to you as a New Gates Shareholder.
Because of the differences between English law and Bermuda law and differences between the governing documents of Gates Industrial Corporation and New Gates, your rights as a Shareholder will change if the Redomiciliation is completed. For example, the governance changes that will be implemented in the New Gates Bye-laws in connection with the Redomiciliation will result in, among other things, different approval thresholds in connection with certain business combination transactions. As a result of these differences, Bermuda law and the governing documents of New Gates may in certain circumstances afford less protection to our Shareholders. A discussion of material differences in rights as a Shareholder of Gates Industrial Corporation and New Gates is set out in “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders” beginning on page 75 of this Document.
If we were to issue preference shares, they may have rights, preferences and privileges that adversely affect the New Gates Shares or our other securities.
Gates is currently permitted under its Articles and existing authorities to issue preference shares, with such rights and restrictions as may be determined by the Board, including rights to: (a) receive dividends (which may include rights to receive preferential or cumulative dividends); (b) distributions made on a winding-up of the Company; and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Companies Act) or at such rates of exchange and with such adjustments as may be determined by the Board. This provides the Board with broad discretion to issue preference shares with such terms as it sees fit, subject to the fiduciary duties of the directors and the renewal of the necessary approvals at each annual general meeting.
If the New Gates Bye-laws are adopted, New Gates will continue to be authorized under the New Gates Bye-laws to issue preference shares, with such rights, preferences and privileges as may be determined from time-to-time by the New Gates Board. Similarly, the New Gates Board would be empowered, but without existing annual authorities from Shareholders to allot shares without pre-emptive rights, to issue preference shares with nominal value in any currency and with, or having attached to them,

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Risk Factors	Table of Contents
such powers, designations, preferences, voting rights, rights and terms of redemption, and relative participating, optional or other special rights and qualifications, limitations and restrictions attaching thereto as the New Gates Board may determine, including rights to (a) receive dividends (which may include rights to receive preferential or cumulative dividends), (b) distributions made on a winding up of the Company and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Bermuda Companies Act) or at such rates of exchange and with such adjustments as may be determined by the New Gates Board.
No preference shares are presently issued and outstanding and we have no immediate plans to issue preference shares. As is currently the case for Gates, the issue of preference shares, depending on the rights, preferences and privileges attributable to the preference shares, could adversely reduce the voting rights and powers of the New Gates Shares and the portion of our assets allocated for distribution to our Shareholders in a liquidation event, and could also result in dilution in the net book value per share of the Gates Shares or, if the Redomiciliation occurs, the New Gates Shares. We cannot assure you that we will not, under certain circumstances, issue preference shares for the purposes of raising capital, a shareholder rights plan or otherwise. However, New Gates will not have a shareholder rights plan, or poison pill, upon Redomiciliation, and any rights plan adopted by the Board without prior shareholder approval will automatically terminate one year after adoption of the plan unless the plan is approved by shareholders prior to such termination.
The Redomiciliation may not occur even with approval by Gates Shareholders.
The Redomiciliation may not occur even if approved by Gates Shareholders, as its completion is subject to several other conditions. We cannot proceed with the Redomiciliation unless the Court approves the Scheme after conducting the Court Hearing. While we are not aware of any reason why the Court would not approve the Scheme if the requisite approvals are obtained from Gates Shareholders and the Court Meeting is conducted in accordance with the Court’s order, the Court’s approval is a matter for its discretion and there can be no assurance if or when such approval will be obtained. Even if Gates Shareholders have approved all proposals necessary to effect the Scheme, the Court may inform the Company and New Gates that it is only prepared to sanction the Scheme if certain conditions, modifications or amendments are made in relation to the Scheme. However, for the avoidance of doubt, the Court may not impose any changes without the consent of both Gates Industrial Corporation and New Gates. If such conditions, modifications or amendments are agreed upon, Gates Industrial Corporation will need to amend the Scheme, which might require new approvals by Gates Shareholders. In addition, Gates Industrial Corporation may determine to terminate the Scheme and not proceed with the Redomiciliation if any such changes are considered adverse to the Company.
Additionally, the Board retains the discretion to delay or abandon the Scheme and the Redomiciliation for any reason or at any time prior to the Scheme being sanctioned by the Court, including after approval by Gates Shareholders has been obtained at the Meetings. The Board may delay the Redomiciliation for a significant time or may abandon the Redomiciliation for any reason, including if it believes the Redomiciliation is no longer in the best interests of Gates Industrial Corporation or its Shareholders.
Statutory approval requirements for transactions with directors of New Gates is less stringent under Bermuda law.
Under the Companies Act, certain transactions between a U.K. company and its directors (or any person connected to a director)—including loans, quasi-loans, credit transactions and substantial property transactions—are generally prohibited unless approved by shareholders. In contrast, Bermuda law is less restrictive and, after the Redomiciliation, Shareholder approval will generally not be required for such related person transactions, except for certain loans to directors, which still require Shareholder approval under the Bermuda Companies Act. However, transactions between New Gates and its directors or officers will remain subject to the New Gates Bye-laws, New Gates’s related person transactions policy and applicable NYSE listing requirements. The New Gates Bye-laws will also require Shareholder approval for certain business combination transactions involving related persons.
Risks Relating to Regulation, Taxation and Structure
Legislation enacted in Bermuda as to economic substance may affect our operations.
Pursuant to the ES Act that came into force on January 1, 2019, a registered entity other than an entity which is resident for tax purposes in certain jurisdictions outside Bermuda that carries on as a business any one or more of the “relevant activities” referred to in the ES Act must comply with economic substance requirements. The ES Act will require in-scope Bermuda entities which are engaged in such “relevant activities” to be directed and managed in Bermuda, have an adequate level of qualified employees in Bermuda, incur an adequate level of annual expenditure in Bermuda, maintain physical offices and premises in Bermuda and perform core income-generating activities in Bermuda. The list of “relevant activities” includes carrying on any one or more of banking, insurance, fund management, financing, leasing, headquarters, shipping, distribution and service center, intellectual property and holding entities.

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Risk Factors	Table of Contents
To the extent New Gates is conducting a “relevant activity”, we believe it will be the relevant activity of a “holding entity” within the meaning of the ES Act. On this basis, New Gates should be subject to only minimum economic substance requirements under the ES Act and related regulations. However, if New Gates is deemed to be carrying on another “relevant activity” within the meaning of the ES Act, other than that of a holding entity (such as the relevant activity of financing and leasing or headquarters business), New Gates may be required to increase its substance in Bermuda in response to requirements imposed by the ES Act and related regulations. If this were the case, this could result in additional costs that could adversely affect New Gates’s financial condition or results of operations.
New Gates may have future exposure to changes in its tax residency.
New Gates intends to conduct its affairs so that it is resident for tax purposes solely in Bermuda. It is possible that in the future, whether as a result of a change in law or the practice of any relevant tax authority, or as a result of any change in the conduct of New Gates’s affairs following a review by its directors or for any other reason, New Gates could become, or be regarded as having become, a tax resident or otherwise subject to tax in a jurisdiction other than Bermuda. In such an event, New Gates may have exposure related to unexpected tax liabilities that would have an adverse effect.
New Gates’s effective tax rate may fluctuate as a result of the Redomiciliation.
In connection with the Redomiciliation, New Gates is expected to recognize a tax benefit from the reduction of a valuation allowance on certain foreign deferred tax assets that are expected to be used in future periods following the Redomiciliation. This is not expected to affect New Gates’s cash taxes or adjusted net income per share. However, New Gates’s effective tax rate may initially decrease, followed by an increase during the period in which the foreign deferred tax asset is utilized. As a result, New Gates’s results of operations may be negatively impacted during such period.
Bermuda’s limited network of international tax treaties may present an incremental tax risk to New Gates, its subsidiaries and their cash flow.
Following the Redomiciliation, New Gates will be our parent holding company, and Gates Industrial Corporation will be its direct subsidiary. New Gates will be a Bermuda exempted company intended to be tax resident solely in Bermuda, while Gates Industrial Corporation is a company incorporated in England and Wales and is tax resident in the United Kingdom. Unlike the United Kingdom, which has a wide network of income tax treaties, Bermuda has no comprehensive income tax treaties and only a very limited number of special purpose tax treaties. Following the Redomiciliation, certain tax treaty benefits may or will not be available with respect to various intercompany distributions and other intercompany transactions or dispositions that would otherwise be available to minimize or eliminate withholding and other taxes if Gates Industrial Corporation remained our parent holding company. This could adversely impact our ability to make intercompany distributions or engage in other intercompany transactions.
Future changes to tax laws could adversely affect the Gates Industrial Corporation Group as a Bermuda-parented group.
Changes to international tax laws will continue to impact the Gates Industrial Corporation Group after the Redomiciliation. Such changes could result in substantially higher taxes and have a significant adverse effect on our operations, financial conditions and liquidity. In recent times, the Parliament of the United Kingdom, the European Union, the OECD, the U.S. Congress and other government agencies in jurisdictions where New Gates and its affiliates will do business have focused extensively on issues related to the taxation of multinational corporations. As a result, Bermuda, U.K. and U.S. tax laws, as well as tax laws in other countries in which New Gates and its affiliates will do business, could change, including on a retroactive basis, and any such changes could adversely affect New Gates and its affiliates.
Specifically, further changes in the tax laws of the various jurisdictions in which we operate could arise as a result of the BEPS project undertaken by the OECD. The OECD represents a coalition of member countries that encompasses most of the jurisdictions in which we operate. In October 2021, the OECD announced the OECD/G20 Inclusive Framework of Base Erosion and Profit Shifting (the “BEPS Framework”), which involved a two-pillar solution to reform international taxation. Pillar Two establishes a global minimum tax regime that applies to multinational enterprises with global revenue of at least €750 million in at least two years out of the four previous years. Under Pillar Two, a top-up tax can be imposed in each jurisdiction in which the group operates if the effective tax rate in such jurisdiction is less than 15%. Under certain charging rules, the top-up tax may be collected in a jurisdiction other than the jurisdiction where profits arise solely because a member of a multinational enterprise group is located in a jurisdiction that has implemented such charging rules pursuant to Pillar Two. Most jurisdictions in which we operate, including the United Kingdom where Gates is currently incorporated, have introduced legislation to implement Pillar Two, which could result in the taxation of the profits of Gates affiliates worldwide.
Bermuda has not adopted Pillar Two. Instead, a 15% corporate income tax was introduced in Bermuda in 2023 pursuant to the CITA and became fully effective on January 1, 2025. Unlike Pillar Two as adopted by the United Kingdom, Bermuda’s corporate income tax only applies to profits arising in Bermuda and not to profits arising in non-Bermuda subsidiaries. This 15% corporate

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Risk Factors	Table of Contents
income tax could apply to New Gates notwithstanding that New Gates expects to obtain an assurance from the Minister of Finance of Bermuda under the EUTPA that, in the event that any future legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to New Gates or to any of its operations or shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by New Gates in respect of real property owned or leased by it in Bermuda.
In addition, the BEPS Framework, as well as legislative changes in many countries, has resulted in various initiatives that require the sharing of company financial and operational information with taxing authorities on a local or global basis. This may lead to greater audit scrutiny of profits earned in other countries as well as disagreements between jurisdictions associated with the proper allocation of profits between jurisdictions.
Overall, ongoing developments relating to the BEPS Framework, including Pillar Two and the Bermuda corporate income tax, could adversely affect our financial position through increasing our tax liabilities on a worldwide basis. The impact that these tax law changes will have on New Gates as a Bermuda-parented group rather than a U.K.-parented group is uncertain.
Certain holders may be liable for U.K. corporation tax on distributions received in respect of New Gates Shares.
U.K. holders that are “small companies” for the purposes of Chapter 2 of Part 9A of the CTA will be liable for U.K. corporation tax on distributions received in respect of New Gates Shares. For more information see “Part IV Taxation — Material U.K. Tax Consequences — New Gates Shares — Taxation of Dividends — Corporate Holders” beginning on page 61 of this Document.
U.S. investors may have difficulty enforcing judgments against New Gates, its directors and its officers.
As is the case for English courts, there is doubt as to whether Bermuda courts would enforce certain civil liabilities under U.S. securities laws in original actions or in judgments of U.S. courts based upon these civil liability provisions. We have been advised by our Bermuda counsel that there is no treaty in force between the United States and Bermuda providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. As a result, whether a U.S. judgment would be enforceable in Bermuda against New Gates or its directors and officers depends on whether the U.S. court that entered the judgment is recognized by a Bermuda court as having jurisdiction over New Gates or its directors and officers, as determined by reference to Bermuda conflict of law rules. A judgment debt from a U.S. court that is final and for a sum certain based on U.S. federal securities laws will not be enforceable in Bermuda unless the judgment debtor had submitted to the jurisdiction of the U.S. court, and the issue of submission and jurisdiction is a matter of Bermuda (not U.S.) law.
In addition, and irrespective of jurisdictional issues, the Bermuda courts will not enforce a U.S. federal securities law that is either penal or contrary to Bermuda public policy. We have been advised that an action brought pursuant to a public or penal law, the purpose of which is the enforcement of a sanction, power or right at the instance of the state in its sovereign capacity, will not be entertained by a Bermuda court. Certain remedies available under the laws of U.S. jurisdictions, including certain remedies under U.S. federal securities laws, may not be available under Bermuda law or enforceable in a Bermuda court, as they may be contrary to Bermuda public policy. Further, no claim may be brought in Bermuda against New Gates or its directors and officers for alleged violations of U.S. federal securities laws because these do not have force of law in Bermuda. A Bermuda court may, however, impose civil liability on New Gates or its directors and officers if the facts alleged in a federal securities law complaint or the fact of breaching or possibly breaching federal securities law constitute or give rise to a cause of action under Bermuda law (for example, a claim against directors for breach of fiduciary duty for failing to act in the best interests of the company because they have caused or allowed the company to breach U.S. federal securities law).
The New Gates Bye-laws generally restrict Shareholders from bringing legal action against our officers and directors.
The New Gates Bye-laws contain customary provisions for the indemnification and protection of directors and officers, including a general waiver by Shareholders for any claim or right of action a Shareholder might have (whether individually or by or in the right of New Gates) against any director or officer of New Gates on account of any action taken by such director or officer, or the failure of such director or officer to take any action in the performance of such director’s or officer’s duties with or for New Gates or any subsidiary of New Gates; provided that such waiver will not extend to any matter in respect of any fraud or dishonesty which may attach to such director or officer nor shall such waiver extend to any claims of violations of the U.S. Securities Act or the U.S. Exchange Act which waiver would be prohibited by Sections 14 of the U.S. Securities Act and 29(a) of the U.S. Exchange Act. Consequently, this waiver limits the right of Shareholders to assert claims against our officers and directors unless the act or failure to act involves fraud or dishonesty or involves claims of violations of the U.S. Securities Act or the U.S. Exchange Act.

Gates Industrial Corporation	30	Redomiciliation Proxy Statement

Risk Factors	Table of Contents
As a Bermuda company, New Gates will be subject to particular risks associated with a delisting from the NYSE.
New Gates, as a Bermuda exempted company limited by shares, will be subject to differing types of risk in the event of a delisting from the NYSE as compared to those applicable to Gates Industrial Corporation. For example, if New Gates Shares were delisted from an appointed stock exchange, which includes the NYSE, New Gates could become subject to additional regulatory and compliance obligations and incur increased costs. While listed, New Gates may rely on exemptions under the BO Act based on its compliance with applicable exchange disclosure requirements. Following any delisting, New Gates may be required to establish and maintain a beneficial ownership register and comply with related reporting obligations under the BO Act and would no longer be able to maintain a branch register outside of Bermuda as permitted under the Bermuda Companies Act, which could result in New Gates needing additional administrative resources and systems. In addition, although New Gates will remain subject to the Bermuda Companies Act in some respects, delisting may result in increased reliance on, and potentially more burdensome application of, certain statutory requirements relating to financial reporting and corporate governance, as New Gates would no longer be able to rely on exchange-based disclosure regimes to the same extent. These changes could increase New Gates’s compliance costs and reduce its operational flexibility.
Additionally, New Gates shareholders could lose eligibility for a preferential rate of U.S. federal income taxation applicable to “qualified dividend income” with respect to their Gates Shares if New Gates were delisted from the NYSE. Non-corporate U.S. Holders are currently eligible for such preferential rate as a result of Gates’ eligibility for the benefits of a comprehensive income tax treaty with the United States. However, unlike the United Kingdom, Bermuda is not party to a comprehensive income tax treaty with the United States. As a result, dividends paid on New Gates Shares to non-corporate U.S. Holders will not be eligible for such preferential rate unless, among other generally applicable requirements, such dividends are paid with respect to shares that are treated as “readily tradeable on an established securities market in the United States” within the meaning of applicable U.S. federal income tax law. Under currently applicable guidance from the U.S. Internal Revenue Service (the “IRS”), any class of stock that is listed on an established securities market in the United States (which, under such guidance, includes the NYSE) should be treated as readily tradeable on such a securities market. However, if the New Gates Shares are delisted or otherwise cease to be treated as readily tradeable on an established securities market in the United States, dividends paid with respect to New Gates Shares to non-corporate U.S. Holders will no longer be eligible for the preferential rate of U.S. federal income taxation applicable to “qualified dividend income.” For more information see, “Part IV Taxation — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences for U.S. Holders of New Gates Shares — Qualified Dividend Income” on page 65 of this Document.

Gates Industrial Corporation	31	Redomiciliation Proxy Statement

IN COMPLIANCE WITH SECTION 897 OF THE COMPANIES ACT 2006:
PART I – EXPLANATORY STATEMENT

       , 2026
To the Gates Shareholders, and, for informational purposes only, to the holders of awards granted under the Gates Equity Incentive Plans.
Recommended proposals relating to the introduction of a new Bermuda-incorporated exempted company limited by shares as the holding company to be effected by means of a Scheme of Arrangement under Part 26 of the Companies Act
1.Background to and Reasons for the Redomiciliation
On May 8, 2026, the Company announced proposals relating to the corporate structure and organization of Gates Industrial Corporation, including its intention to create a new Bermuda-incorporated exempted company limited by shares as the parent company. Such proposals will be implemented by putting in place New Gates as the new publicly held parent company for Gates Industrial Corporation by means of a scheme of arrangement under Part 26 of the Companies Act.
The particular type of scheme of arrangement Gates Industrial Corporation is proposing to use to implement the Redomiciliation is known as a “cancellation scheme”. Under a cancellation scheme, a company cancels all of its outstanding shares by way of a reduction of capital (in this case, the Gates Reduction of Capital). This cancellation creates a credit in its books of account which is “capitalized” (i.e., converted into share capital) with such new share capital being issued to a third party (in this case, New Gates). New Gates will be required to (and will commit to the Court that it will) issue one New Gates Share for every Scheme Share then held by such Gates Shareholder as of the Scheme Record Time. Consequently, New Gates will become the sole shareholder of the Company and the parent of Gates Industrial Corporation, and the Shareholders of record will hold shares in New Gates.
The Board decided to pursue the Redomiciliation after a careful analysis, with the assistance of Gates’s management team and outside advisors, that took place over more than 18 months. During this process, the Board and Gates’s management team considered remaining incorporated in England and Wales or changing its jurisdiction to the United States (including Delaware), Bermuda, the Cayman Islands and Luxembourg, among other jurisdictions. A number of factors were considered, including which jurisdiction offered: (1) the best opportunity for long-term shareholder value creation and flexibility to pursue corporate transactions and capital raising activities to enhance value creation opportunities; (2) a more certain and efficient redomiciliation process; and (3) expected economic savings further supported by reduced administrative burdens.
Following this rigorous analysis, the Board selected Bermuda as its jurisdiction of choice because it believes a Bermuda incorporation offers Gates and its shareholders more strategic flexibility and new opportunities for long-term shareholder value creation and will reduce administrative costs. Bermuda provides a stable business-friendly legal environment with a long-standing reputation for supporting multinational companies. Additionally, Bermuda’s corporate law provides flexible corporate governance standards and efficient redomiciliation procedures, further supporting the Company’s objectives.
The proposed Redomiciliation from England and Wales to Bermuda is expected to provide the following key potential advantages for Shareholders:
•Increased flexibility for corporate transactions and capital raising: English law includes a number of strict corporate law requirements. For example, many corporate actions by English incorporated companies require a supermajority vote of shareholders (75 percent of the votes cast) – including any amendment of a company’s articles of association and the disapplication (or waiver) of statutory pre-emption rights on issuances of equity securities for cash. The application of pre-emption rights on equity issuances from an NYSE-listed company is both unusual and impractical and we are, therefore required to seek shareholder approval to disapply (or waive) such rights. The duration of approval for such waiver of statutory pre-emption rights is limited to a period of five years or shorter; however, due to institutional investor guidelines we are practically required to seek such waiver at each annual general meeting. Additionally, English law does not provide for statutory mergers – comparable business combinations must instead be effected through a scheme of arrangement requiring approval by a majority in number of shareholders who represent 75 percent or more in value of the shares held by shareholders present and voting.

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Part I – Explanatory Statement	Table of Contents
In comparison, under the New Gates Bye-laws, the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote will be required in order for New Gates to amend the New Gates Bye-laws. Additionally, New Gates Shareholders will not be entitled to pre-emption rights with respect to any issuance of shares by New Gates. Furthermore, under Bermuda law and the New Gates Bye-laws, many corporate actions will require only the affirmative vote of a majority of the votes cast by Shareholders entitled to vote at a general meeting of the Shareholders – including, under certain circumstances, mergers and amalgamations. The Redomiciliation is intended to increase flexibility for the Company to take key corporate actions, including raising equity financing (e.g., for the purpose of reducing the cost of capital or financing future strategic transactions), as well as making us more agile when it comes to pursuing mergers and other business combinations using transaction structures which will be more familiar to our largely U.S. Shareholder base.
•Streamlined share buyback process: Share buybacks form a key component of our capital allocation strategy. As a company incorporated in England and Wales and listed on the NYSE, we are only permitted to conduct buybacks through shareholder-approved contracts with shareholder-approved counterparties, and these approvals must be renewed every five years or more frequently in practice. The amount of any buyback must be funded from distributable reserves or the proceeds of a new share issuance. U.K. stamp duty is imposed on buybacks at a rate of 0.5 percent of the value which can result in additional costs (for example, a $200 million share repurchase program would incur $1 million of stamp duty). Redomiciliation would offer us greater flexibility and efficiency to conduct share buybacks and would eliminate the cost of U.K. stamp duty.
•Total return and dividends: Under English law, a company can issue dividends only if it has sufficient “distributable reserves.” The calculation of such distributable reserves requires, among other things, all accumulated realized losses (irrespective of when incurred) to be deducted from a company’s accumulated realized profits (which will have been reduced by other distributions over time), rather than simply referencing the company’s net asset position at the time or the actual profits made in a particular financial period when the dividend is paid. Bermuda does not require a company to justify proposed dividends against distributable reserves. Instead, Bermuda companies may make distributions so long as they satisfy a solvency test, similar to the rules familiar to our largely U.S. Shareholder base. Gates has historically delivered strong shareholder returns on a relative basis (as evidenced by cumulative three-year share price appreciation of approximately 90% through April 30, 2026 compared to approximately 73% for the S&P 500) and the Redomiciliation would provide us greater flexibility to pay dividends to Shareholders.
•Eliminate duplicative regulation and reporting: The Redomiciliation will relieve the Company from the obligation to comply with both U.K. and U.S. public company regimes, including the elimination of duplicative financial reporting under both U.S. GAAP and IFRS. Going forward following the Redomiciliation, we would report solely under U.S. GAAP, simplifying our financial disclosures and meaningfully reducing administrative costs. Further, because of the availability of the Company’s financial statements prepared in accordance with U.S. GAAP, the Company does not believe that its shareholders find the Company’s IFRS financial statements meaningful or additive to the Company’s financial reporting. The Company estimates overall annual cash savings from reduced administrative, accounting and legal complexity of approximately $4 million.
•Align our governance and reporting practices with the expectations of our predominantly U.S.-based shareholders: Given our listing on the NYSE, Bermuda’s flexible corporate governance coupled with no longer being incorporated in England and Wales would also allow us to more closely align our governance and reporting practices with the expectations of our largely U.S. Shareholder base.
As part of their analysis, the Board and the Company’s management team considered redomiciling Gates to the United States (including the State of Delaware), among other jurisdictions. Gates believes there is a significant difference in the expected cost and certainty associated with redomiciling to Bermuda versus the United States, and the Board determined that, at the present time, it is not as advantageous as being incorporated in Bermuda for a number of reasons:
•First, due to significant differences between the U.S. and U.K. tax regimes, redomiciling to the United States would require Gates to incur estimated costs in the range of $3 million to $5 million and devote its resources over a significant and uncertain amount of time to investigate whether Gates’s financial performance would be adversely affected by a potential redomiciliation to the United States (including the State of Delaware) relative to Bermuda. The outcome of such analysis is also subject to significant uncertainty and there can be no assurance that redomiciling to the United States would not adversely impact New Gates’s financial performance.

Gates Industrial Corporation	33	Redomiciliation Proxy Statement

Part I – Explanatory Statement	Table of Contents
•Second, redomiciling to the United States would require Gates to undergo a substantial restructuring of its non-U.S. treasury and business operations to align with current U.S. taxation rules. Such restructuring would require additional corporate resources, require Gates to incur additional and likely meaningful costs and take a significant amount of time, all of which would not be required if Gates pursued redomiciling in Bermuda.
•Third, redomiciling to the United States could be treated as taxable to certain shareholders from a U.S. federal income tax perspective, whereas redomiciling to Bermuda is expected to be tax-free to U.S. Holders as described in “Part IV Taxation — Material U.S. Federal Income Tax Consequences” of the Document.
•Fourth, if Gates were to delay the proposed Redomiciliation, as discussed elsewhere in this letter and the Document, it would cause Gates to incur additional U.K. compliance related costs in fiscal year 2026, and potentially 2027. Redomiciling to Bermuda would allow Gates to change its jurisdiction of incorporation in a more time efficient manner and thereby avoid these costs.
•Fifth, the Board believes Bermuda’s current tax regime is generally more favorable, less complex and less prone to uncertainty and risk of unfavorable changes compared to the U.S. tax regime.
In sum, while the absolute total cost differential is not known, the Board also considered potential missed opportunity costs, efficiency, management distraction from strategic priorities, compliance costs and other factors in choosing to redomicile to Bermuda instead of the United States.
We believe the Redomiciliation will not have any material impact on the day-to-day conduct of the business of the various operating companies within Gates Industrial Corporation Group. The Redomiciliation will not in and of itself result in any job losses or relocation out of the United Kingdom or any other country of existing personnel who comprise the workforce of our various operating companies. The location of our future operations will depend on the needs of our business, independent of legal domicile, as has been our practice prior to the Redomiciliation.
The Scheme requires:
•the approval of the Scheme by a majority in number of Scheme Shareholders who represent 75 percent or more in value of the Gates Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting;
•the Scheme Resolutions being passed by 75 percent of the votes cast by Shareholders of record, in person or by proxy, at the General Meeting; and
•the approval of the Court.
Your attention is drawn to the letter from Ivo Jurek, Chief Executive Officer, which appears earlier in this Document and forms part of this Explanatory Statement. The letter contains, among other things: (a) information on the background to and reasons for the Redomiciliation, and (b) the actions to be taken by you, including how to make sure your vote is counted at the Meetings.
Key Legal Differences and Expected Benefits of Change in Domicile
Below is a summary of certain key differences between English and Bermuda law and the applicable provisions in the Articles and the New Gates Bye-laws, and the related benefits we hope to realize by effecting the Redomiciliation through the Scheme. Please also see “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders” beginning on page 75 of this Document for a comparison of your rights as a holder of Gates Shares and your rights that would result from the Scheme and holding New Gates Shares. Please be sure to review that detailed comparison carefully to ensure that you understand the differences in your rights that will result from the implementation of the Scheme.

Gates Industrial Corporation	34	Redomiciliation Proxy Statement

Part I – Explanatory Statement	Table of Contents
Primary Benefits of Redomiciliation to Bermuda

Issue	Gates Industrial Corporation (England)	New Gates (Bermuda)	Benefit

Supermajority Requirements	A variety of corporate actions require the approval of 75 percent of the votes cast.
Generally, resolutions are approved by the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote, unless a greater majority is specified by the Bermuda Companies Act or the New Gates Bye-laws as further described in “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders” beginning on page 75 of this Document.
Greater flexibility to change organizational documents and pursue value-enhancing transactions that receive the required Shareholder approval under the New Gates Bye-laws.

Mergers or Business Combinations
Mergers are not available.
Business combinations normally effected pursuant to a scheme of arrangement requiring approval by a majority in number who represent 75 percent or more in value of the shares held by shareholders present and voting.

Mergers and amalgamations are available under Bermuda law; accordingly there is reduced reliance on schemes of arrangement.
Under the New Gates Bye-laws, if at least two-thirds of New Gates’s directors then in office vote affirmatively to approve a merger or amalgamation, then the affirmative vote of greater than 50% of the votes cast by holders of the issued New Gates Shares entitled to vote virtually, in person or by proxy at a general meeting is required to approve such merger or amalgamation. If less than two-thirds but at least a majority of New Gates’s directors then in office vote affirmatively to approve a merger or amalgamation, then the affirmative vote of at least 75% of the votes cast by holders of the issued New Gates Shares entitled to vote virtually, in person or by proxy at a general meeting is required to approve such merger or amalgamation.
Greater flexibility to pursue mergers, amalgamations and other business combinations.

Cash Savings
Incremental annual cash costs of maintaining incorporation in England, such as production of separate IFRS financial statements and accompanying annual reports that are of limited utility to Gates Shareholders.
		Lower costs of maintaining Bermuda incorporation.	Estimated overall annual cash savings from reduced administrative, accounting and legal complexity of approximately $4 million.

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Part I – Explanatory Statement	Table of Contents

Issue	Gates Industrial Corporation (England)	New Gates (Bermuda)	Benefit

Capital Raising Flexibility
Capital raising flexibility limited by English corporate law requirements which are not present in other jurisdictions. In particular, English law imposes statutory pre-emption rights on new equity issues for cash, requiring Shareholders of record to waive application of pre-emption rights (75 percent of the votes cast); duration of approval is limited to a period of five years or shorter, although practically this approval is required at every annual general meeting due to institutional investor guidelines. If approval is not obtained in any given year, in addition to limiting capital raising opportunities, we may also be unable to issue shares to our employees under all of our incentive plans.
Corporate law requirements are more flexible – specifically there are no statutory pre-emption rights on new equity issues, including under typical equity incentive plans.
Greater flexibility in capital raising, management and structuring.
Pre-emption rights are very rare for U.S. public companies as they can cause significant delays and disrupt a company’s ability to incentivize its personnel via issuances under certain equity incentive plans. New Gates will still be subject to NYSE rules relating to needing shareholder approval for issuances of 20% or more of its outstanding common shares or voting power under certain circumstances
Additionally, due to the strict requirements of English corporate law, the Company has, in the past, been unable to pursue certain advantageous financing transactions resulting in the Company losing out on meaningful savings on annual interest expense.

Share Buybacks
Must be conducted through shareholder-approved contracts with shareholder-approved counterparties; approvals must be renewed every five years or more frequently.
U.K. stamp duty imposed on Gates Industrial Corporation at a rate of 0.5 percent of the value paid.
		No similar restrictions. No stamp duty.	Greater flexibility and reduced costs of executing share buybacks. For example, assuming a $200 million per year share repurchase program, New Gates would save $1 million of U.K. stamp duty annually.

Dividends, Distributions and Share Buybacks	Requirement to have sufficient “distributable reserves” calculated as aggregate earnings over time.	No restrictions other than solvency tests.	Greater flexibility in returning capital to Shareholders, as is customary in the U.S.

Supermajority Requirements and Mergers or Business Combinations
Under English law, certain corporate matters must be approved by supermajority votes of shareholders that require the affirmative vote of 75 percent of the votes cast. These matters include, among others, any amendment of a company’s articles of association and the disapplication (or waiver) of statutory pre-emption rights on issuances of equity securities for cash. Additionally, any scheme of arrangement, which is required under English law for many business combination or redomiciling transactions, such as the Scheme described in this Document, requires the approval of a majority in number of the shareholders who represent 75 percent or more in value of the company’s shares present and voting.
Bermuda law offers more flexibility as regards to shareholder voting thresholds. For example, Bermuda law requires the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote to approve an amendment to a company’s bye-laws. Bermuda law also does not impose statutory pre-emption rights, making the supermajority vote on their disapplication unnecessary. While the shareholder approval thresholds required under the Bermuda Companies Act for schemes of arrangements are similar to those in England, there is less reliance on schemes and associated supermajority votes for implementing value-enhancing transactions because Bermuda law offers both mergers and amalgamations.
Under Bermuda law, mergers and amalgamations require a supermajority shareholder approval unless such approval threshold is otherwise specified in the bye-laws; alternative voting thresholds have been incorporated into the New Gates Bye-laws. Under the New Gates Bye-laws, if at least two-thirds of New Gates’s directors then in office vote affirmatively to approve a merger or amalgamation, then the affirmative vote of greater than 50% of the votes cast by holders of the issued New Gates Shares entitled to vote virtually, in person or by proxy at a general meeting is required to approve such merger or amalgamation. If less than two-thirds but at least a majority of New Gates’s directors then in office vote affirmatively to approve a merger or amalgamation, then the affirmative vote of at least 75% of the votes cast by holders of the issued New Gates Shares entitled to vote virtually, in person or by proxy at a general meeting is required to approve such merger or amalgamation.

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Part I – Explanatory Statement	Table of Contents
Bermuda law will facilitate the ability of New Gates to make subsequent changes to the New Gates Bye-laws or pursue potential business combination transactions that the New Gates Board and management believes are in the best interests of all Shareholders, without providing a small minority of New Gates Shareholders the ability to block these value-creating transactions.
Cash Savings
The Company has identified several areas of cash savings that it would expect to realize following the consummation of the Redomiciliation, including:
•savings from no longer having to prepare and file consolidated annual IFRS statutory accounts for Gates Industrial Corporation which are compliant with requirements of the Companies Act. We believe such IFRS accounts provide limited incremental information to our largely U.S. Shareholder base given the SEC-compliant U.S. GAAP financial reporting that we separately provide to Shareholders (and will continue to provide after the Redomiciliation).
•reduced external legal counsel costs associated with the impact of certain English rules on our proxy statements, annual and special meetings of Shareholders and other legal issues associated with incorporation under the laws of England and Wales;
•stamp duty of 0.5 percent of the value of share buybacks no longer applying; and
•other administrative savings, such as transfer agent savings due to simpler Bermuda share transfer processes.
The Company estimates an aggregate annual cost savings of approximately $5 million from these reduced administrative, accounting and legal requirements and the elimination of stamp duty.
Capital Raising Flexibility
Under English law, a company’s shareholders are entitled to pre-emption rights on the issuance of equity securities for cash, unless shareholders approve the disapplication of the pre-emption rights by the affirmative vote of 75 percent of the votes cast. Any such disapplication of pre-emption rights must be for a specified amount and applicable institutional investor guidelines limit the size of such disapplications and require shareholder approval of the disapplication at each annual general meeting, notwithstanding that U.K. law permits a disapplication for up to five years. While we do not have any current plans to raise capital through equity issuance for cash, we may do so in the future. The time required to seek and obtain supermajority shareholder approval for an equity issuance in excess of the then-current approved amount could constrain our ability to react quickly to funding needs and market conditions in connection with capital raising and strategic transactions.
As is familiar to our largely U.S. Shareholder base, Bermuda law does not subject the issuance of shares for cash to statutory pre-emption rights, enhancing the flexibility of New Gates to capitalize on financing activities during favorable market conditions that may exist from time to time. Further, eliminating the requirement to vote on disapplication of pre-emption rights every five years or more frequently (including annually) reduces administrative costs and burden on the Gates Industrial Corporation Group. However, while Bermuda does not require supermajority shareholder approval for these types of issuances, New Gates will remain subject to the rules of the NYSE, including being subject to NYSE rules relating to needing shareholder approval for issuances of 20% or more of its outstanding common shares or voting power under certain circumstances.
Additionally, due to the strict requirements of English corporate law, the Company has, in the past, been unable to pursue certain advantageous financing transactions resulting in the Company losing out on meaningful savings on annual interest expense.
Share Buybacks
Under English law, shareholder approval is required to effect share buybacks because a U.K. public company may purchase its own shares only: (a) “on-market” on a “recognized stock exchange”, which includes the London Stock Exchange, but does not include the NYSE (and so this method cannot currently be utilized by Gates Industrial Corporation), or (b) “off-market” pursuant to a share purchase contract that, along with the identity of the counterparties, has been approved by its shareholders. Any such approval expires not more than five years after it is granted. Gates Industrial Corporation’s current share buyback program approval is scheduled to expire in June 2029. Since the terms pursuant to which companies implement these buybacks change from time to time and shareholder approval is necessary for any amendment to these share purchase contracts, to retain the flexibility to utilize share buyback programs whenever market conditions are appropriate, U.K. companies such as Gates Industrial Corporation are required to regularly seek shareholder approval of changes to these contracts or to introduce new counterparties.

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Part I – Explanatory Statement	Table of Contents
In addition, English law applies a stamp tax on share buybacks at a rate of 0.5 percent of the value of the repurchases. For example, assuming a $200 million per year share repurchase program, New Gates would save $1 million of U.K. stamp duty annually by redomiciling to Bermuda where this is no stamp duty.
The regular shareholder approval and the fees charged by the banks serving as counterparties as well as the imposition of stamp duty increase the administrative burden and costs associated with our share buyback programs and may reduce flexibility to implement these programs in the most efficient way in the future.
As is familiar to our largely U.S. Shareholder base, Bermuda law does not require shareholder approval of a company’s purchases of its own shares or impose any stamp tax on such purchases. In addition, as a Bermuda company we would no longer be required to effect our share buyback program through specified counterparty banks, thereby providing enhanced flexibility and providing possible cost savings.
Self-Tender Offers
Consistent with the treatment of share buybacks generally, self-tender offers for U.K. companies whose shares trade “off market” must also be implemented under the pre-approved share purchase contracts with identified counterparties. The counterparties’ role in these self-tender offers results in additional costs and complexities.
As is familiar to our largely U.S. Shareholder base, under Bermuda law, other share buybacks do not require a company to conduct these tender offers under shareholder-approved contracts through shareholder-approved counterparty banks, thus allowing us to conduct these transactions in a more streamlined and cost-efficient manner.
“Distributable Reserve” Requirement for Dividends, Distributions and Share Buybacks
Under English law, a company can issue dividends or share distributions or undertake share buybacks only if it has sufficient “distributable reserves”. The calculation of such distributable reserves requires, among other things, all accumulated realized losses (irrespective of when incurred) to be deducted from a company’s accumulated realized profits (which will have been reduced by other distributions over time), rather than simply referencing the company’s net asset position at the time or the actual profits made in a particular financial period when the dividend or distribution is paid or the share buyback occurs.
If a company does not have sufficient distributable reserves, it would be prohibited from issuing dividends or share distributions or undertaking share buy-backs. It would also be prohibited from effecting a potential value-creating transaction involving a split-off or spin-off of assets to its shareholders.
Bermuda does not have a distributable reserves requirement applicable to dividends, distributions or share buybacks. Instead, Bermuda law will permit New Gates to engage in share distributions, including spin-off and split-offs, dividends and share buybacks unless New Gates is, or would after the distribution be, unable to pay its liabilities as they become due, or the realizable value of its assets would be less than its liabilities. This standard is generally regarded as more flexible than the English law requirements and is consistent with many U.S. companies, which will enhance the New Gates Board’s ability to make these types of dividends, distributions and share buybacks and pursue these types of transactions as opportunities arise.
Bermuda’s Stable Corporate Legal Environment
The Board considered Bermuda’s stable corporate legal environment, which serves as the jurisdiction of organization for a significant number of U.S. publicly listed companies. Bermuda provides a stable, business-friendly legal environment, with a long-standing reputation for supporting multinational companies and Bermuda’s corporate governance provides flexible corporate governance standards and efficient redomiciliation procedures. As of December 31, 2025, more than 30 companies listed on either the NYSE or NASDAQ with a market capitalization in excess of $1 billion were organized in Bermuda, eight of which had a market capitalization in excess of $10 billion. Given our listing on the NYSE, Bermuda’s flexible corporate governance coupled with no longer being incorporated in England and Wales would also allow us to more closely align our governance and reporting practices with the expectations of our largely U.S. Shareholder base.
Continued Application of the NYSE Listing Standards and SEC Rules
In addition, due to the fact that the New Gates Shares will be listed on the NYSE, the NYSE listing requirements and the U.S. securities laws to which New Gates will be subject will not change as a result of the Redomiciliation, including with respect to the NYSE rules pertaining to conflicts of interest, director independence, corporate governance guidelines, say-on-pay and shareholder approval of certain share issuances, including requiring shareholder approval for equity compensation plans, any issuance that would result in a change of control of New Gates under NYSE rules, certain equity issuances to related parties and issuances of 20% or more of outstanding common shares or voting power.

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Part I – Explanatory Statement	Table of Contents
The Redomiciliation Will Have Limited Negative Impact
The Redomiciliation will change the jurisdiction of incorporation and governing documents of our parent company, but we believe that it will have little to no effect on our operations and subsidiaries:
•the Redomiciliation is not tax-driven, and our operating subsidiaries’ tax residence will not change;
•as a Bermuda company, New Gates will continue trading on the NYSE (under the symbol “GTES”) and will continue to be governed by SEC rules and regulations;
•our day-to-day operations and those of our operating companies are expected to be materially unaffected by the Redomiciliation;
•the Redomiciliation is not expected to result in any material changes in our offices, management team, Board or employee base, nor will it result in material changes to our operating companies’ client offerings or services; and
•there will be no material change in our U.S. GAAP financial statements and no material changes in our financial documents, financings or credit agreements as a result of the Redomiciliation.
2.Implementation of the Proposal
Preparatory Steps
New Gates
New Gates will be incorporated in Bermuda as an exempted company limited by shares. Prior to the Effective Date, New Gates will not commence operations (other than entry into contracts and activities associated with its administration and the Redomiciliation).
The initial subscriber to New Gates will be the vice-president of Walkers Corporate (Bermuda) Limited. Such subscriber will subscribe to New Gates solely for the purposes of facilitating the incorporation of New Gates and will not be issued and allotted any shares in New Gates. Gates Industrial Corporation will be issued and allotted one share in the capital of New Gates which will be held pending implementation of the Scheme.
Subject to the resolutions being passed at each of the Meetings, on the Effective Date, New Gates will have an authorized share capital of $30,000,000 of aggregate nominal value, of which approximately $ will be utilized to issue approximately New Gates Shares on the Effective Date, based on the number of Gates Shares in issue as of , 2026, the last practicable date prior to the mailing of this Document.
The Articles of Gates Industrial Corporation
Any Gates Shares issued (for example, on the exercise of awards under the Gates Equity Incentive Plans) after the Scheme Record Time will not be subject to the Scheme. Accordingly, it is also proposed that the Articles be amended so that any Gates Shares issued to any person other than New Gates on or after the Scheme Record Time will be transferred automatically to New Gates (or as it may otherwise direct) in consideration for the issue to such person of one New Gates Share for each Gates Share so issued (i.e., on the same terms as if they had been subject to the Scheme).
The Articles Amendment Resolution will also authorize the Company to procure the transfer of Gates Shares held by or for the benefit of Overseas Shareholders to a nominee to hold in circumstances where the issue of the New Gates Shares to or for the benefit of the relevant Overseas Shareholder would or might infringe certain laws or require the observance of additional governmental or regulatory consents or otherwise (for example, sanctions or securities laws). The amendment to the Articles permits the nominee to sell the New Gates Shares and, to the extent permitted by applicable law, remit the proceeds of such to the Overseas Shareholder.
The Articles Amendment Resolution is set out in full in the notice of the General Meeting in “Part VII Notice of the General Meeting of Gates Industrial Corporation plc” beginning on page 96 of this Document. Accordingly, the Articles Amendment Resolution will be proposed as a special resolution at the General Meeting.
The Scheme
The Scheme process requires the approval of Scheme Shareholders and the sanction of the Court under Part 26 of the Companies Act. The Company will not apply for Court sanction of the Scheme unless the Conditions have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived).

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Under the Scheme, the number of issued shares of Gates Industrial Corporation will be reduced by cancelling the Scheme Shares pursuant to the Gates Reduction of Capital at the Effective Date.
Simultaneously with the Gates Reduction of Capital taking effect: (a) New Gates will issue to the Scheme Shareholders the following New Gates Shares:
one (1) New Gates Share for each Gates Share held at the Scheme Record Time in consideration for the cancellation of the Scheme Shares and the issuance of the New Shares to New Gates, and (b) Gates Industrial Corporation will transfer for nil consideration New Gates’s initial share held in the name of Gates Industrial Corporation to New Gates and New Gates will immediately cancel such initial share. As a result, each beneficial owner of Gates Shares will become the beneficial owner of one New Gates Share for every Gates Share beneficially owned as of the Scheme Record Time.
Immediately upon the Gates Reduction of Capital taking effect, Gates Industrial Corporation will be re-registered as a private limited company pursuant to the Scheme to align its corporate form with its new status as an intermediate holding company within Gates Industrial Corporation.
Subject to the issue of New Gates Shares to the Scheme Shareholders and immediately upon the re-registration of Gates Industrial Corporation as a private company taking effect, and notwithstanding anything to the contrary in the Articles, Gates Industrial Corporation shall apply the credit in its books of account as a result of such reduction of capital in paying up, in full at par, such number of New Shares as will have an aggregate nominal value equal to the aggregate nominal value of Scheme Shares cancelled pursuant to the Gates Reduction of Capital and shall allot and issue the same, credited as fully paid up (and free from liens, charges, encumbrances, rights of pre-emption, rights of set-off, and other third party rights of any nature whatsoever), to New Gates and/or its nominee(s). The Company will become a wholly owned, direct subsidiary of New Gates.
In consequence of these steps, immediately upon the Scheme becoming effective, Gates Shareholders will hold New Gates Shares in the same proportions in which they held Gates Shares immediately prior to the Effective Date.
Gates Shareholders who sell or otherwise transfer their Gates Shares after the Voting Record Time but prior to the Scheme Record Time will not participate in the Scheme and will not receive any New Gates Shares.
The allotment and issuance of the New Gates Shares will require approval of the New Gates directors.
The full terms of the Scheme are set out in “Part III The Scheme of Arrangement” beginning on page 54 of this Document.
Conditions to Implementation of the Proposal
The Scheme will not be implemented unless each of the following conditions is satisfied (or if not satisfied, to the extent permitted by applicable law, waived):
a.the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Gates Shares held by Scheme Shareholders present and voting, in person or by proxy at the Court Meeting;
b.all Scheme Resolutions proposed at the General Meeting having been approved by 75 percent of the votes cast by Shareholders of record, in person or by proxy, at the General Meeting;
c.the directors having not resolved to abandon the Scheme prior to the Court Order sanctioning the Scheme (the directors have discretion to determine that the Scheme should no longer proceed if they consider that it is no longer in the best interests of the Company and the Gates Shareholders as a whole);
d.all statutory, regulatory or governmental consents, licenses, confirmations, clearances (including, but not limited to, any foreign investment clearances), permissions and other approvals required in connection with the Scheme under applicable laws in the United Kingdom, the United States, Bermuda and the various countries in which we do business and/or hold our interests in have been obtained on terms reasonably acceptable to the Board;
e.the New Gates Shares to be issued pursuant to the Scheme having been authorized for listing on the NYSE, subject to official notice of issuance;
f.the sanction (with or without modification) of the Scheme and the confirmation of the Gates Reduction of Capital by the Court as described in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal — Court Approval” beginning on page 41 of this Document;

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g.the delivery of a copy of the Court Order and the related statement of capital to the Registrar of Companies, and, if so ordered by the Court, the registration of the Court Order and the related statement of capital by the Registrar of Companies; and
h.at the Effective Date, there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions.
3.Meetings and Consents for Implementation of the Proposal
Before the Court’s approval can be sought to sanction the Scheme, the Scheme will require:
•the approval of Scheme Shareholders at the Court Meeting; and
•the passing of the Scheme Resolutions set out in the notice of the General Meeting.
The Meetings will be held virtually on , 2026. Notices of the Court Meeting, the General Meeting are set out in “Part VI Notice of the Court Meeting” beginning on page 93 of this Document and “Part VII Notice of the General Meeting of Gates Industrial Corporation plc” beginning on page 96 of this Document, respectively.
The Company will announce the preliminary voting results at each of the Meetings. It will post the final results of voting at each Meeting on its website promptly after the Meetings. The Company will also report the final results in a Current Report on Form 8-K that it will file with the SEC. All reports Gates Industrial Corporation files with the SEC are publicly available when filed; for more information, see “Part V Additional Information — Where You Can Find More Information” beginning on page 89 of this Document.
Court Meeting
The Court Meeting will be convened at a.m. Mountain Time on , 2026 and will be held virtually pursuant to an order of the Court, to enable the Scheme Shareholders to consider and, if thought fit, approve the Scheme.
All Scheme Shareholders as of the Voting Record Time will be entitled to vote at the Court Meeting in respect of the number of Scheme Shares registered in their names at the relevant time, as further described below. Beneficial holders whose Gates Shares are held in the name of a bank, broker or other nominee at the Scheme Record Time have the right to instruct their bank, broker or other nominee on how to vote the Gates Shares which are held on behalf of those beneficial owners and may request that they are appointed as a proxy to attend and vote at the Court Meeting.
At the Court Meeting, voting will be held by way of a poll and each Gates Shareholder entitled to attend and who is present, in person (by virtual means) or by proxy, will be entitled to one vote for every Gates Share held.
The statutory majority required to approve the Scheme at the Court Meeting is a majority in number of Scheme Shareholders who represent 75 percent or more in value of Gates Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting.
FOR THE REASONS DISCUSSED IN “PART I EXPLANATORY STATEMENT — 1. BACKGROUND TO AND REASONS FOR THE REDOMICILIATION” BEGINNING ON PAGE 32 OF THIS DOCUMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT GATES SHAREHOLDERS VOTE, OR INSTRUCT YOUR BANK, BROKER OR OTHER NOMINEE TO VOTE, “FOR” THE SCHEME AT THE COURT MEETING.
In order for the Court to be satisfied that the votes cast constitute a fair representation of the views of Shareholders, it is important that as many votes as possible are cast at the Court Meeting. Shareholders of record and beneficial owners of Gates Shares appointed as a proxy are therefore urged to take the action relating the submission of your proxy vote(s) referred to “Part I Explanatory Statement — 17. Action to be Taken” beginning on page 50 of this Document.
If the Scheme is approved and becomes effective, it will be binding on all Shareholders of record as at the Scheme Record Time irrespective of whether they attended the Court Meeting, the way in which they voted or whether they voted at all.
General Meeting
The implementation of the Scheme will also require the passing of four Scheme Resolutions to be proposed at the General Meeting. The General Meeting will be convened at a.m. (or as soon thereafter as the Court Meeting has concluded or been adjourned) on , 2026 (the same day as the Court Meeting) and will be held virtually to enable Shareholders of record and the beneficial owners of Gates Shares appointed as a proxy to consider and, if thought fit, approve the following resolutions, which relate to certain procedural matters necessary to implement the Scheme.

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i.Scheme Resolution No. 1: Approval of Scheme.
The purpose of Scheme Resolution No. 1 (the full text of which is set out below) is to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.
“THAT the scheme of arrangement, substantially in the form of “Part III The Scheme of Arrangement” of the accompanying Document, in its original form or with or subject to any modification, addition or condition approved by the High Court of Justice of England and Wales (the “Court”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the Scheme Shareholders (as defined therein) (the “Scheme”) be approved and the directors of the Company be, and they are hereby authorized, to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;”
ii.Scheme Resolution No. 2: Gates Reduction of Capital.
The purpose of Scheme Resolution No. 2 (the full text of which is set out below) is to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares.
“THAT the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares (the “Gates Reduction of Capital”);”
iii.Scheme Resolution No. 3: Issuance of New Shares to New Gates.
The purpose of Scheme Resolution No. 3 (the full text of which is set out below) is to approve the issuance of the New Shares to New Gates as part of the Scheme such that Gates Industrial Corporation will become a wholly owned, direct subsidiary of New Gates.
“THAT, subject to and upon the Gates Reduction of Capital above taking effect and notwithstanding anything to the contrary in the articles of association of the Company (the “Articles”):
a.the reserve arising in the books of account of the Company as a result of the Gates Reduction of Capital in Resolution No. 2 above be applied by the Company in paying up in full at par such number of new ordinary shares of one cent ($0.01) each in the capital of the Company (“New Shares”) as shall be equal to the number of Scheme Shares cancelled pursuant to Resolution No. 2 above, which shall be allotted and issued, credited as fully paid, to Gates Industrial Corporation Ltd. (“New Gates”) and/or its nominee(s) in accordance with the terms of the Scheme; and
b.conditional on the Scheme becoming effective in accordance with its terms, in addition to all existing authorities, for the purposes of section 551 of the Companies Act (and so that expressions used in this Resolution shall bear the same meaning as in the said section 551), the board of directors of the Company be generally and unconditionally authorized to exercise all the powers of the Company to allot the New Shares, provided that, (i) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (a) above, (ii) this authority shall expire (unless previously revoked, varied or renewed) on the fifth anniversary of this Resolution, and (iii) this authority shall be in addition and without prejudice to any other authority under section 551 of the Companies Act previously granted and in force on the date on which this Resolution is passed;”
iv.Scheme Resolution No. 4: Articles Amendment to Ensure All Gates Shares Are Subject to the Scheme.
The purpose of Scheme Resolution No. 4 (the full text of which is set out below) is to amend the Articles to ensure that any additional Gates Shares issued pursuant to the Gates Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Gates Shares on the same terms as if they were subject to the Scheme.
“THAT for the purpose of giving effect to the Scheme, with effect from the passing of this Resolution No. 4, the Articles be hereby amended by the adoption and inclusion of the following new articles:
as article 125:
“Scheme of Arrangement
a.In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Act between the Company and the Scheme Shareholders (as defined in the Scheme dated , 2026 (as amended or supplemented)) and as approved by the holders of the Scheme Shares at the meetings convened by the Court and agreed by the Company and Gates Industrial Corporation, Ltd., a company formed under Bermudan law as an exempted company

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limited by shares incorporated under the Bermuda Companies Act (“New Gates”) (as defined in the Scheme) and as may be modified or amended in accordance with its terms, and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this article.
b.Notwithstanding either any other provision of these Articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any Gates Shares (other than to New Gates or its nominee(s)) on or before the Scheme Record Time (as defined in the Scheme), such Gates Shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such Gates Shares shall be bound by the Scheme accordingly.
c.Notwithstanding any other provision of these Articles, if any Gates Shares are issued to any person (other than New Gates or its nominee(s)) (“New Member”) after the Scheme Record Time (“Disposal Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme shall have become effective, be obliged to transfer immediately the Disposal Shares to New Gates (or to such other person as New Gates may otherwise direct) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the issue by or on behalf of New Gates to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) of the equivalent share in the capital of New Gates for each Disposal Share to which the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) would have been entitled had each Disposal Share been a Scheme Share.
d.On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the close of business on the Effective Date (as defined in the Scheme), the number of shares in the capital of New Gates to be issued pursuant to (c) above shall be adjusted by the Company in such manner as the Board may determine to be appropriate to reflect such reorganization or alteration. References in this article to Gates Shares shall, following such adjustment, be construed accordingly.
e.To give effect to any transfer required by this article, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of New Gates (or such other person as New Gates otherwise directs) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Disposal Shares in New Gates (or such other person as New Gates otherwise directs) and pending such vesting to exercise all such rights attaching to the Disposal Shares as New Gates may direct. If an attorney is so appointed, the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of New Gates) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by New Gates. The Company may give good receipt for the purchase price of the Disposal Shares and may register New Gates (or such other person as New Gates otherwise directs) as holder of the Disposal Shares and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder for any Disposal Shares.
f.In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Gates reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Gates is advised that the allotment and issue of New Gates Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States or Bermuda or would, or might, require the Company or New Gates to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Gates, it would be unable to comply or compliance with which it regards as unduly onerous (for example, sanctions or securities laws), then (i) the Company may (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Gates Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (ii) New Gates may, in its sole discretion, determine that some or all of the New Gates Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Gates as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes

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or duties payable) shall, to the extent permitted by applicable law, be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or wilful default, none of the Company, New Gates, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.
g.Notwithstanding any other provision of these Articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date.””
FOR THE REASONS DISCUSSED IN “PART I EXPLANATORY STATEMENT — 1. BACKGROUND TO AND REASONS FOR THE REDOMICILIATION” BEGINNING ON PAGE 32 OF THIS DOCUMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT GATES SHAREHOLDERS VOTE, OR INSTRUCT YOUR BANK, BROKER OR OTHER NOMINEE TO VOTE, “FOR” EACH OF SCHEME RESOLUTIONS NO. 1 THROUGH NO. 4.
Approval of the Court Meeting Resolution and each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Court Meeting Resolution or Scheme Resolutions will be a vote against the Scheme.
v.Adjournment.
To approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Court Meeting Resolution and/or the Scheme Resolutions.
At the General Meeting voting will be held by way of a poll. Each Gates Share is entitled to one vote on each matter properly brought before the General Meeting and submitted to the Gates Shareholders for approval.
Each of the Scheme Resolutions to be considered at the General Meeting (described above) is a special resolution which requires approval by at least 75 percent of the votes cast by Shareholders of record voting, in person or by proxy. The General Meeting Adjournment Resolution is an ordinary resolution which requires approval by a majority of the votes cast by Shareholders of record voting, in person or by proxy.
Court Approval
Under the Companies Act, the Scheme will be subject to the subsequent sanction (i.e. approval) of the Court. All Scheme Shareholders, beneficial owners of Gates Shares and other interested parties have the right to attend the Court Hearing themselves, or be represented by counsel, and Shareholders or creditors who wish to object to the Gates Reduction of Capital will be informed by advertisement in a newspaper, as directed by the Court, with national distribution in the United Kingdom of their right to appear in person or be legally represented at the Court Hearing. If you are interested in attending the Court Hearing in person, you are directed to the Business and Property Courts Rolls Building Cause List at www.court-tribunal-hearings.service.gov.uk for details of how to do so. The time of the Court Hearing and information on how to attend will be updated on the Court’s website after 11:30 a.m. Mountain Time (4:30 p.m. Greenwich Mean Time) on the Business Day before the Court Hearing. The date and the details of the Court Hearing will also be made available on Gates Industrial Corporation’s website at investors.gates.com once known. New Gates has confirmed that it has consented to being represented by the Company’s counsel at the Court Hearing so as to consent to the Scheme and to undertake to the Court to be bound thereby.
Effective Date
If the Scheme is sanctioned by the Court and the other conditions to the Scheme (as outlined above) have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived), the Scheme is expected to become effective before the end of our third quarter of 2026.
The Scheme will not become effective in accordance with its terms until a copy of the order by the Court has been delivered to the Registrar of Companies for registration, together with a copy of the Scheme and a statement of capital confirming the Gates Reduction of Capital and, if the Court so orders, such order of the Court together with the statement of capital being registered by the Registrar of Companies.
Once the Scheme becomes effective, it will be binding on all Shareholders of record, irrespective of whether or not, being entitled to do so, they voted in favor of the Scheme at the Court Meeting or in favor of the General Meeting Resolutions at the General Meeting.

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4.Check-the-Box Election
After the re-registration of the Company as a private company takes effect, the Company shall make an election pursuant to U.S. Treasury regulations section 301.7701-3(c) to be disregarded as an entity separate from New Gates for U.S. federal income tax purposes (the “Check-the-Box Election”) with such election effective on the day after the re-registration takes effect. For U.S. federal income tax purposes, the Redomiciliation (including the formation of New Gates, the Scheme, and the re-registration) and the Check-the-Box Election, taken together, are intended to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. This Document is intended to be a plan of reorganization within the meaning of U.S. Treasury regulations section 1.368-2(g).
5.Modification of the Scheme
The Scheme contains a provision for the Company and New Gates jointly to consent, on behalf of all persons concerned, to any modification of, or addition or condition to the Scheme that the Court approves.
The Court would be unlikely to approve any modification of, or addition or condition to, the Scheme which might be material to the interests of Scheme Shareholders unless the Scheme Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not the consent of Scheme Shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the Scheme Shareholders at a further meeting, the Board will not take the necessary steps to enable the Scheme to become effective unless and until such Scheme Shareholders’ consent is obtained. For the avoidance of doubt, no modification shall be made to the Scheme once it has taken effect.
6.Effect of the Proposal
The day-to-day operations of the Gates Industrial Corporation Group are not expected to be materially affected by the implementation of the Proposal.
Under the Scheme, Scheme Shareholders will have their Gates Shares replaced by the same proportionate holding of New Gates Shares. Scheme Shareholders’ proportionate entitlement to participate in New Gates will not be affected by reason of the implementation of the Scheme. Scheme Shareholders will not receive any amount in cash pursuant to the terms of the Scheme (other than in certain limited circumstances referred to in Clause 3(b) of the Scheme which are expected to apply only in a small number of cases, if at all).
As the sole shareholder of Gates Industrial Corporation following the Effective Date, New Gates will own all of the business of Gates Industrial Corporation.
7.Effect of the Proposal on the Gates Equity Incentive Plans
The Scheme will affect participants of the Gates Equity Incentive Plans. New Gates will adopt and assume each of the Gates Equity Incentive Plans and outstanding awards under the Gates Equity Incentive Plans. To the extent required, the Gates Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Gates Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Gates Shares. All such awards will otherwise generally be subject to the same terms and conditions (including the same vesting conditions and, with respect to any stock options, the same exercise price) as were applicable to such awards immediately prior to the Scheme Record Time. The Scheme will not result in a “change in control” for purposes of the Gates Equity Incentive Plans.
The Company will inform participants in the Gates Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Gates Equity Incentive Plans in respect of Gates Shares after the Scheme Record Time, and future awards will be granted under the assumed 2018 Equity Incentive Plan with respect to New Gates Shares.
8.Taxation
Your attention is drawn to the general guidance on the material tax consequences of the Redomiciliation to the Shareholders set out in “Part IV Taxation” beginning on page 59 of this Document.
Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV Taxation” beginning on page 59 of this Document may not apply to all Gates Shareholders, and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Gates Shares in light of your particular situation.

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9.Directors
All of the directors of Gates Industrial Corporation will be appointed as the directors of New Gates as of the Effective Date. The directors of Gates Industrial Corporation will resign as directors of Gates Industrial Corporation following the Effective Date and new directors will be appointed to the board of Gates Industrial Corporation, once re-registered as a private limited company.
The new directors of Gates Industrial Corporation will be one or more employees of Gates Industrial Corporation, consistent with the approach taken for certain other wholly owned English subsidiaries within Gates Industrial Corporation.
The effect of the Scheme on the interests of the directors in their capacity as Gates Shareholders (details of which are set out in “Part I Explanatory Statement — 10. Directors’ Interests” beginning on page 46 of this Document) does not differ from its effect on the equivalent interests of other Gates Shareholders.
After the Effective Date, the members of the Board will receive their remuneration from New Gates (or one of its affiliates for administrative purposes) and the total compensation to be paid to each of those members of the Board will not be varied as a result of the Scheme. In addition, the responsibilities of individual members of the Board will remain unchanged in all material respects following implementation of the Scheme.
10.Directors’ Interests
The beneficial interests of the directors in Gates Shares are set out below. The interests are calculated as at , 2026. In the event that the Scheme becomes effective, the directors will have corresponding interests in New Gates Shares by virtue of the effect of the Scheme on their existing holdings of Gates Shares, as set out below. Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares shown opposite such person’s name. For further information regarding the treatment of awards under the Gates Equity Incentive Plans, including those held by the directors referred to below, please see “Part I Explanatory Statement — 7. Effect of the Proposal on the Gates Equity Incentive Plans” beginning on page 45 of this Document).

Director	Number of Gates Shares	Number of New Gates Shares	Percentage Ownership*

Joseph S. Cantie(1)	7,867	7,867	*
Fredrik Eliasson(1)	188,539	188,539	*
James W. Ireland, III(1)	64,691	64,691	*
Ivo Jurek(2)	4,624,965	4,624,965	1.8%
Stephanie K. Mains(1)(3)	16,119	16,119	*
Wilson S. Neely(1)(4)	135,053	135,053	*
Neil P. Simpkins(1)(5)	1,032,397	1,032,397	*
Dr. Peifang Zhang(1)(6)	—	—	*
*     Represents beneficial ownership of less than 1%.
1.    Does not include unvested time-based restricted stock units (“RSUs”) held by non-employee directors in connection with their service as directors.
2.    Includes (i) 1,884,435 Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) 2,740,530 Gates Shares owned by Mr. Jurek, 680,894 of which are owned indirectly through a trust of which Mr. Jurek’s spouse is the trustee.
3.    Does not include 42,283 RSUs that are vested but deferred pursuant to the Gates Corporation Supplemental Retirement Plan (the “Supplemental Retirement Plan”).
4.    Includes (i) 6,000 Gates Shares held through a family trust through which Mr. Neely shares the power to vote or direct the vote of, and the power to dispose or direct the disposition of, such shares and (ii) 5,952 Gates Shares held by Mr. Neely’s spouse.
5.    Mr. Simpkins shares with his spouse through a family limited liability company the power to vote or direct the vote of, and the power to dispose or direct the disposition of, 1,001,211 Gates Shares.
6.    Does not include 54,947 RSUs that are vested but deferred pursuant to the Supplemental Retirement Plan.

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11.New Gates
New Gates has been established for the specific purpose of carrying on the existing business of the Company upon the Scheme becoming effective and implemented in accordance with its terms. Under the Scheme it is proposed that, on the Effective Date, New Gates will become the new parent holding company of Gates Industrial Corporation.
It is intended that New Gates will have the same strategy and mirror the capital structure of the Company to the extent permissible by Bermuda law. In that regard, Shareholders should note the following in relation to New Gates:
•New Gates will have the same share capital structure as the Company currently has with the New Gates Shares being listed on the NYSE;
•New Gates Shareholders will hold the same proportionate interests in New Gates as they hold in the Company as at the Scheme Record Time (subject to certain limited restrictions in relation to Overseas Shareholders referred to in Clause 3(b) of the Scheme which are expected to apply only in a small number of cases, if at all);
•the relevant system to facilitate the transfer of title to the New Gates Shares in uncertificated form will be DTC;
•New Gates’s ongoing costs and expenses are expected to be less than the current expected ongoing costs and expenses of the Company; and
•depending on their personal circumstances, the tax implications for certain categories of Shareholders holding New Gates Shares may differ in certain respects from the tax implications of holding Gates Shares. Shareholders are referred to the information in “Part IV Taxation” beginning on page 59 of this Document. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV Taxation” beginning on page 59 of this Document may not apply to all Gates Shareholders, and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Gates Shares in light of your particular situation.
The New Gates Bye-laws, in substantially the form attached to this Document as Annex A, will govern New Gates after the Effective Date.
12.Listing and Trading
Application will be made for the New Gates Shares to be listed on the NYSE under the symbol “GTES”, the same symbol under which the Gates Shares are currently listed. It is expected that when the New Gates Shares will be issued, their listing will become effective and that trading will commence on market open on the trading day following the Effective Date.
If all the conditions to the Scheme are satisfied (or, to the extent permitted by applicable law, waived), Gates Industrial Corporation intends to seek the delisting of the Gates Shares from the NYSE with effect from the close of trading on the NYSE on the trading day immediately preceding the Effective Date.
These dates may be deferred if there is any delay in obtaining the Court’s sanction of the Scheme or the Gates Reduction of Capital. In the event of a delay, the application for cancellation of the Gates Shares will be deferred so that the admission of the Gates Shares will not be cancelled until immediately prior to the Effective Date.
The issuance of the New Gates Shares to Shareholders of record in connection with the Redomiciliation will not be registered under the U.S. Securities Act or under the securities laws of any state or other jurisdiction of the United States. Accordingly, the New Gates Shares may not be offered, sold, resold, delivered, distributed or otherwise transferred, directly or indirectly, in or into the United States absent registration under the U.S. Securities Act or pursuant to an exemption therefrom. The New Gates Shares are expected to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof. Neither the SEC nor any U.S. state securities commission has approved or disapproved of the issuing of the New Gates Shares, or determined if this Document is accurate or complete. Any representation to the contrary is a criminal offense. See “Part I Explanatory Statement — 16. Securities Laws Considerations — Shareholders in the United States and Sales of New Gates Shares in the United States” beginning on page 48 of this Document.
13.Settlement
In accordance with the Scheme, New Gates will issue the New Gates Shares to all Shareholders of record as of the Scheme Record Time and all Shareholders of record will be issued one New Gates Share for every Scheme Share held by it as of the Scheme Record Time (other than in certain limited circumstances referred to in Clause 3(b) of the Scheme which are expected to

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Part I – Explanatory Statement	Table of Contents
apply only in a small number of cases, if at all). Accordingly, Gates Shareholders will cease to own Gates Shares and instead will own the equivalent class of New Gates Shares.
If you are a registered holder (i.e., a Shareholder of record) of Gates Shares held in certificated form, you are not automatically required to immediately return your existing Gates Share certificates, but you will not automatically be issued new certificates representing your New Gates Shares. You will, however, be required to return your Gates Share certificates to the Exchange Agent at or before the time you decide to transfer your New Gates Shares to another party, including when depositing your New Gates Shares into DTC or should you prefer to be in receipt of New Gates share certificates.
If you are a holder of Gates Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC, you will not be required to take any further action. Your ownership of New Gates Shares will be recorded in book-entry form by your bank, broker or other nominee, and, unless otherwise advised by your bank, broker or other nominee, without the need for any additional action on your part.
Mandates
Each mandate relating to the payment of dividends on any Gates Shares and each instruction given to the Company by Gates Shareholders then in force as to notices and other communications from the Company relating to holdings of Gates Shares shall, unless and until varied or revoked, be deemed as from the Effective Date to be a valid and effective mandate or instruction to New Gates in relation to the corresponding New Gates Shares to be allotted and issued pursuant to the Scheme.
General
All deliveries of notices and/or all checks required to be sent to Gates Shareholders pursuant to the Scheme shall be sent through the post in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the register in respect of the joint holding) or in accordance with any special instructions regarding communications received at the registered office of the Company before the Scheme Record Time. None of the Company or New Gates or any agent of any of them shall be responsible for any loss or delay in transmission of certificates of checks sent in accordance with the process described above.
The Company and New Gates have confirmed that, except as provided for in the Scheme, settlement of the New Gates Shares will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which the Company or New Gates may be, or claim to be, entitled against such Gates Shareholder.
14.Legal, regulatory and tax impact of the Proposal
A summary of key legal and regulatory consequences resulting from New Gates being incorporated in Bermuda as compared to the Company, which is incorporated in England and Wales, is set out in “Part V Additional Information” beginning on page 67 of this Document.
A summary of certain aspects of the U.K., U.S. and Bermuda taxation consequences of the Redomiciliation and the holding and disposing of New Gates Shares is set out in “Part IV Taxation” beginning on page 59 of this Document. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV Taxation” beginning on page 59 of this Document may not apply to all Gates Shareholders, and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Gates Shares in light of your particular situation.
15.Costs of the Proposal
The total costs and expenses payable in connection with the Scheme are not material to the Company and will be paid by Gates Industrial Corporation. No expenses will be charged directly to Gates Shareholders.
16.Securities Laws Considerations
Restricted Jurisdictions and Overseas Shareholders
The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States, or Bermuda may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Bermuda to vote their Gates Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on

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their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of the NYSE, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.
Unless otherwise determined by Gates Industrial Corporation and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme or the matters presented at the General Meeting by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction.
In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Gates reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Gates is advised that the allotment and issue of New Gates Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Gates to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Gates, it would be unable to comply or compliance with which it regards as unduly onerous (for example, sanctions or securities laws), then: (a) the Company may, subject to the amendment of the Articles pursuant to the Articles Amendment Resolution (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Gates Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date, or (b) New Gates may, in its sole discretion, determine that some or all of the New Gates Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Gates as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall, to the extent permitted by applicable law, be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or willful default, none of the Company, New Gates, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale. Each of the current Shareholders of record and, based on the results of a broker search conducted as at , 2026, at least % of the beneficial owners of Gates Shares, were located in the U.S. or other countries where we have been advised that there are applicable exemptions to local securities laws. As a result, the Board would expect these provisions to be used only in a small number of cases, if at all.
THIS DOCUMENT DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR THE PURPOSES OF, AN OFFER TO SELL OR AN INVITATION OR THE SOLICITATION OF AN OFFER TO SUBSCRIBE FOR OR BUY ANY NEW GATES SHARES BY ANY PERSON IN ANY RESTRICTED JURISDICTION. NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY ANY SUCH PERSON THAT WOULD PERMIT A PUBLIC OFFERING OF NEW GATES SHARES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED, NOR HAS ANY SUCH ACTION BEEN TAKEN WITH RESPECT TO THE POSSESSION OR DISTRIBUTION OF THIS DOCUMENT OTHER THAN IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NONE OF GATES, NEW GATES OR THEIR RESPECTIVE ASSOCIATES, DIRECTORS, OFFICERS, AGENTS OR ADVISORS ACCEPTS ANY RESPONSIBILITY FOR ANY VIOLATION OF ANY OF THESE RESTRICTIONS BY ANY OTHER PERSON.
The availability of New Gates Shares under the Scheme to Gates Shareholders who are (or are holding some or all of their Gates Shares on behalf of, or for the benefit of, a person(s) who is) not resident in the United Kingdom, the United States or Bermuda may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements.

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Shareholders in the United States and Sales of New Gates Shares in the United States
The cancellation of the Scheme Shares and the allotment and issue of the New Gates Shares relate to shares of a company incorporated in England and Wales and a Bermuda company, respectively, and are proposed to be effected by means of a scheme of arrangement under Part 26 of the Companies Act.
The issuance of the New Gates Shares to Gates Shareholders in connection with the Redomiciliation will not be registered under the U.S. Securities Act or under the securities laws of any state or other jurisdiction of the United States. Section 3(a)(10) of the U.S. Securities Act provides an exemption for securities issued in exchange for one or more outstanding securities from the general requirement of registration where, among other things, the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction after a hearing upon the fairness of the terms and conditions thereof at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. Gates Industrial Corporation will advise the Court that its sanctioning of the Scheme at the Court Hearing will be relied upon by Gates Industrial Corporation as a court approval for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act described above. In determining whether it is appropriate to sanction the Scheme, the Court will consider at the Court Hearing whether the terms and conditions of the Scheme are fair to Gates Shareholders. The Court will fix the date and time for the Court Hearing, which will be held as soon as reasonably practicable after the satisfaction (or, if applicable, waiver) of the Conditions (other than any Conditions which are capable of being satisfied only upon or following the Scheme being sanctioned). The New Gates Shares issued to Gates Shareholders in connection with the Redomiciliation will be freely transferable, except for certain restrictions, as follows:
•persons who were at the Effective Date, or were within 90 days prior to the Effective Date, “affiliates” of Gates Industrial Corporation under the U.S. Securities Act will be permitted to sell New Gates Shares received pursuant to the Redomiciliation in the manner permitted by Rule 144 under the U.S. Securities Act;
•persons whose Gates Shares bear one or more legends restricting transfer will receive New Gates Shares that are subject to the same restrictions; and
•in computing the holding period of their New Gates Shares for the purposes of Rule 144(d) under the U.S. Securities Act, New Gates Shareholders should be permitted to “tack” the holding period of their Gates Shares held prior to the Effective Date.
Persons who may be deemed to be affiliates of Gates Industrial Corporation and/or New Gates for these purposes generally include individuals or entities that control, are controlled by or are under common control with, Gates Industrial Corporation and/or New Gates and generally would not be expected to include Shareholders who are not executive officers, directors or significant Shareholders.
We have not filed a registration statement with the SEC covering any resales of the New Gates Shares to be received by Gates Shareholders pursuant to the Redomiciliation. New Gates intends to file certain post-effective amendments to Gates Industrial Corporation’s existing effective registration statements concurrently with the completion of the Redomiciliation to continue such registrations under New Gates.
Upon the consummation of the Redomiciliation, the New Gates Shares will be deemed to be registered under Section 12(b) of the U.S. Exchange Act, by virtue of Rule 12g-3 thereunder, without the filing of any U.S. Exchange Act registration statement.
Shareholders in Hong Kong
The contents of this Document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this Document, you should obtain independent professional advice.
17.Action to be Taken
ALL GATES SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS. IT IS IMPORTANT THAT, FOR THE COURT MEETING IN PARTICULAR, AS MANY VOTES AS POSSIBLE ARE CAST SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF SHAREHOLDER VIEWS. EVERY VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF GATES SHARES YOU OWN, AND WHETHER YOU HOLD THOSE GATES SHARES DIRECTLY (I.E., AS A SHAREHOLDER OF RECORD) OR AS A BENEFICIAL OWNER WHOSE GATES SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE WITHIN THE FACILITIES OF DTC. TO MAKE SURE YOUR GATES SHARES ARE REPRESENTED AT THE MEETINGS, PLEASE SUBMIT YOUR PROXY, OR YOUR VOTING

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INSTRUCTIONS TO YOUR BANK, BROKER OR OTHER NOMINEE AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS.
If you are a Shareholder of record, you may submit your proxy either through the internet or by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover in the envelope(s) provided.
If you are a beneficial owner of the Gates Shares, you have the right to direct your bank, broker or other nominee on how to vote your Gates Shares or to be appointed as a proxy to attend and vote virtually at the Meetings. You are encouraged to exercise these rights. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Gates Shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to instruct the votes attaching to your Gates Shares. Your bank, broker or other nominee may also appoint you as a proxy to attend and vote virtually at the Meetings.
If you have any questions or need assistance voting your shares, please contact the proxy solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.
18.Impact of the Scheme on the Outstanding Debt Securities and Existing Bank Credit Facilities of Gates Industrial Corporation
The outstanding debt securities and existing bank credit facilities of Gates Industrial Corporation will remain in place following the Effective Date. Gates Industrial Corporation is not a borrower or guarantor under any of these debt securities or credit facilities, and immediately following the Redomiciliation, New Gates will not be a guarantor or an additional borrower under these facilities.
19.Accounting Treatment of the Scheme
Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. GAAP. Given that, for accounting purposes, there will be no change in control and the Shareholders will be in the same economic position immediately before and after the Redomiciliation, and because the Redomiciliation will be accounted for as an internal reorganization of entities under common control, there will be no revaluation of Gates Industrial Corporation’s assets and liabilities.
20.Further Information
Your attention is drawn to the letter from Ivo Jurek, Chief Executive Officer, which appears earlier in this Document and forms part of this Explanatory Statement. The letter contains, among other things: (a) information on the background to and reasons for the Redomiciliation, and (b) the actions to be taken by you, including how to make sure your vote is counted at the Meetings.
The full text of the Scheme is set out in “Part III The Scheme of Arrangement” beginning on page 54 of this Document. Your attention is also drawn to the further information included in this Document and, in particular, to the Conditions to the Scheme (which is set out in “Part II Conditions To and Further Terms of the Scheme”), the additional information set out in “Part V Additional Information” beginning on page 67 of this Document and the notices of the Meetings set out in “Part VI Notice of the Court Meeting” beginning on page 93 of this Document and “Part VII Notice of the General Meeting of Gates Industrial Corporation plc” beginning on page 96 of this Document which provide further details concerning the Scheme.
You are advised to read the whole of this Document and the accompanying Forms of Proxy and not just rely on the summary information contained in Explanatory Statement.

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PART II – CONDITIONS TO AND FURTHER TERMS OF THE SCHEME

The implementation of the Scheme is conditional upon:
a.the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Gates Shares held by Scheme Shareholders (as defined in the Scheme) present and voting, in person or by proxy at the Court Meeting;
b.all Scheme Resolutions proposed at the General Meeting having been approved by 75 percent of the votes cast by Shareholders of record, in person or by proxy, at the General Meeting;
c.the directors having not resolved to abandon the Scheme prior to the Court Order sanctioning the Scheme (the directors have discretion to determine that the Scheme should no longer proceed if they consider that it is no longer in the best interests of the Company and the Gates Shareholders as a whole);
d.all statutory, regulatory or governmental consents, licenses, confirmations, clearances (including, but not limited to, any foreign investment clearances), permissions and/other approvals required in connection with the Scheme under applicable laws in the United Kingdom, the United States, Bermuda, and the various countries in which we do business and/or hold our interests in, have been obtained on terms reasonably acceptable to the Board;
e.the New Gates Shares to be issued pursuant to the Scheme having been authorized for listing on the NYSE, subject to official notice of issuance;
f.the sanction (with or without modification) of the Scheme and the confirmation of the Gates Reduction of Capital by the Court as described in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal — Court Approval” beginning on page 41 of this Document;
g.the delivery of a copy of the Court Order and the related statement of capital to the Registrar of Companies, and, if so ordered by the Court, the registration of the Court Order and the related statement of capital by the Registrar of Companies; and
h.at the Effective Date, there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions.
The Board will not take the necessary steps to enable the Scheme to become effective unless, at the relevant time, all of the conditions to the Scheme have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived by the Board) and, at the relevant time, the Board believes that the Scheme continues to be in the best interests of Gates Industrial Corporation and Gates Shareholders.
The Court Hearing (at which it is proposed that the Court will approve the Scheme and confirm the Gates Reduction of Capital) will be held as soon as reasonably practicable after the satisfaction (or, if applicable, waiver) of the Conditions (other than any Conditions which are capable of being satisfied only upon or following the Scheme being sanctioned). All Scheme Shareholders, beneficial owners of Gates Shares and other interested parties have the right to attend the Court Hearing themselves, or be represented by counsel, and Shareholders or creditors who wish to object to the Gates Reduction of Capital will be informed by advertisement in a newspaper with national distribution in the United Kingdom of their right to appear in person, or be legally represented, at the Court Hearing. If you are interested in attending the Court Hearing in person, you are directed to the Business and Property Courts Rolls Building Cause List at www.court-tribunal-hearings.service.gov.uk for details of how to do so. The time of the Court Hearing and information on how to attend will be updated on the Court’s website after 11:30 a.m. Mountain Time (4:30 p.m. Greenwich Mean Time) on the Business Day before the Court Hearing. The date and the details of the Court Hearing will also be made available on Gates Industrial Corporation’s website at investors.gates.com once known.
If the Scheme is approved by the Court and the Conditions are satisfied, the Scheme is expected to become effective before the end of our third quarter of 2026.

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The Scheme contains a provision for Gates Industrial Corporation and New Gates jointly to consent, on behalf of all persons concerned, to any modification of, or addition or condition to, the Scheme that the Court may think fit to approve. The Court would be unlikely to approve any modification of, or addition or condition to, the Scheme which might be material to the interests of Scheme Shareholders unless the Scheme Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not the consent of Scheme Shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the Scheme Shareholders at a further meeting, the Board will not take the necessary steps to enable the Scheme to become effective unless and until such Scheme Shareholders’ consent is obtained. For the avoidance of doubt, no modification shall be made to the Scheme once it has taken effect.
The Board does not intend to modify (or if not satisfied, to the extent permitted by applicable law, waive) any of these or any other conditions unless it determines that the Scheme is in the best interests of Gates Industrial Corporation and the Scheme Shareholders despite the condition(s) not being satisfied in whole or in part. Notwithstanding the foregoing, the Board reserves the right to delay or abandon the Scheme and the Redomiciliation at any time, including after Shareholder approval has been obtained at the Meetings. See “Risk Factors — Risks Associated with the Redomiciliation — The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date”.

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PART III – THE SCHEME OF ARRANGEMENT

Claim No. CR-2026-
IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)
IN THE MATTER OF GATES INDUSTRIAL CORPORATION PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)
between
GATES INDUSTRIAL CORPORATION PLC
and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)
A.In this Scheme of Arrangement, unless the context otherwise requires, the following expressions shall bear the following meanings:
“Articles” the articles of association of the Company, as amended from time to time;
“Bermuda Companies Act” the Companies Act 1981 of Bermuda, as may be amended from time to time;
“Business Day” a day (excluding a Saturday, Sunday, public or bank holiday) on which banks generally are open for business in the City of London, Hamilton (Bermuda) and New York (U.S.) for the transaction of normal banking business;
“Certificated” or “in certificated form” not in uncertificated form (that is, not held in DTC);
“Company” or “Gates Industrial Corporation” Gates Industrial Corporation plc, a public limited company incorporated in England and Wales with registered number 10980824;
“Companies Act” the United Kingdom Companies Act 2006 and any statutory modification or re-enactment thereof for the time being in force;
“Court” the High Court of Justice of England and Wales;
“Court Hearing” the hearing by the Court of the application to sanction this Scheme;
“Court Meeting” the meeting of the Gates Shareholders convened by order of the Court pursuant to Part 26 of the Companies Act for , 2026 to consider and, if thought fit, approve this Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VI Notice of the Court Meeting” beginning on page 93 of this Document;

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“Gates Reduction of Capital” the reduction of the Company’s share capital by way of the cancellation and extinguishment of the Scheme Shares provided for by Clause 1 of this Scheme and under Chapter 10 of Part 17 of the Companies Act;
“Gates Shareholder” a holder of Gates Shares;
“Gates Shares” the Gates Industrial Corporation Ordinary Shares of $0.01 nominal value each;
“Document” the joint proxy statement and scheme circular document published by the Company in connection with this Scheme, together with all information incorporated by reference herein;
“DTC” the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which the Depository Trust Company is the operator;
“Effective Date” the day when this Scheme becomes effective;
“Exchange Agent” Computershare Trust Company, N.A., the exchange agent in connection with this Scheme;
“Holder” a registered holder (including any person(s) entitled by transmission);
“New Gates” Gates Industrial Corporation Ltd., a new company formed as an exempted company limited by shares incorporated under the laws of Bermudat;
“New Gates Shares” the common shares, par value $0.01 per share, of New Gates;
“New Shares” such number of new Gates Shares equal to the number of Scheme Shares cancelled pursuant to the Gates Reduction of Capital to be created immediately following the Gates Reduction of Capital and to be issued credited as fully paid to New Gates pursuant to this Scheme;
“Registrar of Companies” the Registrar of Companies in England and Wales;
“Scheme” or “Scheme of Arrangement” the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the Scheme Shareholders, with or subject to any modification, addition or condition approved by the Court;
“Scheme Record Time” 5:00 p.m. Eastern Time on the Business Day immediately following the date of the Court Hearing;
“Scheme Shareholders” the holders of Scheme Shares from time to time;
“Scheme Shares” (a) the Gates Shares in issue at the date of this Scheme; (b) any Gates Shares issued after the date of this Scheme and before the Voting Record Time; and (c) any Gates Shares issued at or after the Voting Record Time and prior to the Scheme Record Time, on terms that the holder shall be bound by this Scheme, and in each case (where the context requires) remaining in issue at the Scheme Record Time and in each case excluding (if any): (i) any Gates Shares held by New Gates; and (ii) any Gates Shares held as treasury shares;
“Uncertificated” or “in uncertificated form” recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co, the nominee for DTC, and beneficial title to which may, by virtue of the DTC regulations, be transferred by means of DTC;
“United Kingdom” or “U.K.” the United Kingdom of Great Britain and Northern Ireland;
“United States” or “U.S.” the United States of America; and
“Voting Record Time” 5:00 p.m. Eastern Time on , 2026 or, if the Court Meeting is adjourned by 48 hours or more, close of business on the date that is 10 days prior to the date fixed for the adjourned Court Meeting, or, if the Company gives notice of the adjourned Court Meeting, and an entitlement time is specified in that notice, the time specified in that notice.
B.In this Scheme, unless the context otherwise requires or otherwise expressly provides:
a.references to Clauses and Sub-Clauses are references to the Clauses and Sub-Clauses respectively of this Scheme;
b.references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

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c.references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;
d.references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;
e.the singular includes the plural and vice versa and words importing one gender shall include all genders;
f.headings to Parts, Clauses and Sub-Clauses are for ease of reference only and shall not affect the interpretation of this Scheme;
g.to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the other parts of this Document then the terms of this Scheme shall prevail; and
h.references to “$” mean the lawful currency of the United States.
C.The issued share capital of the Company as of , 2026 the last practicable date prior to the date of this Scheme is $ consisting of Gates Shares.
D.Awards in respect of Gates Shares have been granted pursuant to certain equity incentive plans of the Company and remain unexercised or unvested as of , 2026.
E.New Gates has been incorporated in Bermuda as an exempted company limited by shares under the laws of Bermuda for the specific purpose of carrying on the existing business of the Company upon this Scheme becoming effective and being implemented in accordance with its terms.
F.As of , 2026 (the last practicable date prior to the date of this Scheme), the issued share capital of New Gates was $0.01 comprising one common share of par value $0.01, credited as fully paid up to $0.01 (the “Initial New Gates Share”). New Gates has agreed to repurchase the Initial New Gates Share with effect immediately following the issuance of the New Gates Shares and prior to the issuance of Gates Shares to New Gates.
G.New Gates has agreed to appear by counsel at the Court Hearing to consent to this Scheme and to undertake to be bound thereby and to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme including (without limitation) the allotment of New Gates Shares to the Scheme Shareholders.
H.New Gates shall rely upon the Court’s sanctioning of this Scheme for the purposes of relying on the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof with respect to the New Gates Shares to be issued pursuant to this Scheme.
THE SCHEME
1.Cancellation of Scheme Shares
a.The issued share capital of the Company shall be reduced by cancelling and extinguishing all of the Scheme Shares.
b.Immediately upon the cancellation of the Scheme Shares referred to in Clause 1(a) taking effect, the Company shall be re-registered as a private company pursuant to section 651 of the Companies Act and the Articles shall be amended accordingly.
c.Subject to the issue of New Gates Shares pursuant to Clause 2 and immediately upon the re-registration of the Company as a private company referred to in Clause 1(b) taking effect, and notwithstanding anything to the contrary in the Articles, the Company shall apply the credit arising in its books of account as a result of such reduction of capital in paying up, in full at par, such number of New Shares as will have an aggregate nominal value equal to the aggregate nominal value of Scheme Shares cancelled pursuant to Clause 1(a) and shall allot and issue the same, credited as fully paid up (and free from liens, charges, encumbrances, rights of pre-emption, rights of set-off, and other third party rights of any nature whatsoever), to New Gates and/or its nominee(s).

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2.Consideration for cancellation of the Scheme Shares
Simultaneously with the cancellation and extinguishment of the Scheme Shares pursuant to Clause 1(a) taking effect, and in consideration for the cancellation and extinguishment of the Scheme Shares and the allotment and issue of the New Shares, New Gates shall, subject to the provisions of Clauses 3, 4, 5 and 6, allot and issue (credited as fully paid) New Gates Shares to the Scheme Shareholders on the basis of one New Gates Share for each Gates Share held at the Scheme Record Time.
3.Allotment and issue of New Gates Shares
a.The New Gates Shares to be issued pursuant to Clause 2 shall rank pari passu with respect to all dividends or distributions made, paid or declared after the Effective Date on the share capital of New Gates.
b.The provisions of Clauses 2 and 4 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder who the Company or New Gates reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Gates is advised that the allotment and issue of New Gates Shares pursuant to Clause 2 would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Gates to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Gates, it would be unable to comply or compliance with which it regards as unduly onerous, then New Gates may, in its sole discretion, determine that some or all of the New Gates Shares that would otherwise be allotted and issued to such Scheme Shareholder under Clause 2 shall instead be allotted and issued to a nominee appointed by New Gates as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall, to the extent permitted by applicable law, be paid to such Scheme Shareholder in accordance with the provisions of Clause 4. In the absence of bad faith or wilful default, none of the Company, New Gates, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.
4.Certificates and payments
a.At the Effective Date, New Gates shall allot and issue all New Gates Shares which it is required to allot and issue to give effect to this Scheme.
b.For Scheme Shareholders holding Scheme Shares in certificated form, the delivery of new share certificates in respect of New Gates Shares allotted and issued to such Scheme Shareholders will be subject to customary exchange procedures established by the Exchange Agent. Scheme Shareholders are not automatically required to return their existing Company share certificates but will not be automatically issued with a new certificate representing their New Gates Shares. Scheme Shareholders will, however, be required to return their Company share certificate(s) to the Exchange Agent at or before the time they decide to transfer their New Gates Shares to another party, including when depositing into the DTC or should they prefer to be in receipt of a New Gates Share certificate.
c.Not later than 14 days following the sale of any relevant New Gates Shares pursuant to Clause 3(b), New Gates shall procure that the nominee referred to in Clause 3(b) shall account for the cash payable by dispatching to the persons respectively entitled thereto cheques by post.
d.In the event that any Scheme Share certificates shall have been lost, stolen or destroyed, upon the relevant Scheme Shareholder’s compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by the relevant Scheme Shareholder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the lost, stolen or destroyed Scheme Share certificate, the Exchange Agent shall provide in exchange for the lost, stolen or destroyed Scheme Share certificate the applicable New Gates Shares certificate with respect to the New Gates Shares allotted and issued to such Scheme Shareholder.

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e.All deliveries of notices and/or all cheques required to be sent pursuant to Clause 4(c) shall be sent through the post in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the register in respect of the joint holding) or in accordance with any special instructions regarding communications received at the registered office of the Company before the Scheme Record Time.
f.None of the Company, New Gates, any nominee referred to in Clause 3(b) or any agent of any of them shall be responsible for any loss or delay in transmission of certificates or cheques sent in accordance with this Clause 4.
g.All cheques shall be made payable to the Scheme Shareholders concerned (except, in the case of joint holders, the Company reserves the right to make such cheques payable to that one of the joint holders whose name stands first in the register of members of the Company) and the encashment of any such check shall be a complete discharge of New Gates for the moneys represented thereby.
h.All documents, cheques and communications sent to, by from or on behalf of a Scheme Shareholder shall be sent entirely at their own risk.
5.Certificates representing Scheme Shares
a.With effect from and including the Effective Date, all certificates representing holdings of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and every holder of Scheme Shares shall be bound on the request of the Company to deliver up to the Company the certificate(s) in respect of its, his or her entire holding of Scheme Shares.
b.The Company shall make appropriate entries to its register of members to reflect the cancellation of the Scheme Shares and the allotment and issue of New Shares provided for in this Scheme.
6.Mandated payments and other instructions
Each mandate relating to the payment of dividends on any Scheme Shares and each instruction given to the Company by Scheme Shareholders then in force as to notices and other communications from the Company relating to holdings of Scheme Shares shall, unless and until varied or revoked, be deemed as from the Effective Date to be a valid and effective mandate or instruction to New Gates in relation to the corresponding New Gates Shares to be allotted and issued pursuant to this Scheme.
7.Effective Date
a.This Scheme shall become effective as soon as a copy of the order of the Court sanctioning this Scheme under Part 26 of the Companies Act and confirming the reduction of capital under this Scheme pursuant to section 648 of the Companies Act, together with the statement of capital under section 649 of the Companies Act shall have been duly delivered to the Registrar of Companies and, if the Court so orders, such order of the Court together with the statement of capital being registered by the Registrar of Companies.
b.Unless this Scheme shall have become effective on or before midnight on December 31, 2026 or such later date, if any, as the Company and New Gates may agree and the Court may allow, it shall lapse.
8.Governing Law and Jurisdiction
This Scheme shall be governed by, and construed in accordance with, the laws of England and Wales and the Scheme Shareholders hereby agree that the Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of this Scheme.
9.Modification
The Company and New Gates may jointly consent on behalf of all persons concerned to any modification of, or addition or condition to, this Scheme or to any condition which the Court may think fit to approve. For the avoidance of doubt, no modification shall be made to this Scheme once it has taken effect.
Dated: , 2026

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PART IV – TAXATION

The following section is a summary guide only to certain U.K., Bermuda, and U.S. federal income tax consequences of: (a) the Scheme, and (b) post-Scheme ownership and disposition of New Gates Shares. This is not a complete analysis of the potential tax effects of the Scheme or the Scheme Resolutions nor will it relate to the specific tax position of all New Gates Shareholders in all jurisdictions. This summary does not purport to be a legal opinion. You are advised to consult your own tax advisors as to the effects of the Redomiciliation in relevant jurisdictions.
This summary assumes the Redomiciliation (including, but not limited to, the Gates Reduction of Capital) will be effected in full, and that New Gates will be treated as tax resident solely in Bermuda.
Material U.K. Tax Consequences
Introduction
The following is a general description of certain U.K. tax consequences relating to the Share Restructuring and the ownership of New Gates Shares and is based on current U.K. tax law and HMRC published practice (which may not be binding on HMRC), both of which may be subject to change, possibly with retrospective effect. It is for general information only for Gates Shareholders who receive New Gates Shares pursuant to the Redomiciliation. It does not constitute legal or tax advice and does not purport to be a complete analysis of all U.K. tax considerations relating to the Redomiciliation or the New Gates Shares.
It relates only to persons who are absolute beneficial owners of Scheme Shares and after the Share Restructuring will be absolute beneficial owners of New Gates Shares and who hold such shares as a capital investment.
It applies only to Gates Shareholders and New Gates Shareholders who are resident for tax purposes in the United Kingdom at all relevant times (except insofar as express reference is made to the treatment of non-U.K. residents) and, in the case of individuals, who are domiciled in the United Kingdom and to whom “split year” treatment does not apply.
These paragraphs may not relate to certain classes of holders, such as those carrying on certain financial activities, those subject to specific tax regimes or those who are benefiting from certain reliefs or exemptions, persons who are connected with Gates Industrial Corporation or New Gates, insurance companies, charities, collective investment schemes, pension schemes, brokers or dealers in securities or persons who hold Scheme Shares or New Gates Shares otherwise than as an investment, persons who have (or are deemed to have) acquired their Scheme Shares or New Gates Shares by virtue of an office or employment or who are or have been officers or employees of Gates Industrial Corporation or New Gates or any of their affiliates or individuals who are (or were) not domiciled or deemed domiciled in the U.K. or those who (either alone or together with one or more associated persons) control, directly or indirectly, at least 10 percent of the voting rights of any class of share capital in Gates Industrial Corporation or New Gates, who may be subject to special rules and this summary does not apply to such holders. These paragraphs do not describe all of the circumstances in which holders may benefit from an exemption or relief from U.K. taxation.
Gates Shareholders are urged to consult their own tax advisors as to the U.K. tax treatment of the Share Restructuring and the ownership of New Gates Shares in light of their particular situation. In particular, non-U.K. resident or domiciled persons are advised to consider the potential impact of any relevant double tax agreements.
If you are resident or otherwise subject to tax in any jurisdiction other than the United Kingdom or if you are in any doubt as to your tax position, you should consult an appropriate professional advisor. U.S. Holders should refer to “Part IV Taxation — Material U.S. Federal Income Tax Consequences” beginning on page 62 of this Document.
The Redomiciliation
Taxation of Chargeable Gains
Individual Holders
The Share Restructuring should be a “scheme of reconstruction” which is generally treated as a reorganization for the purposes of U.K. capital gains tax such that “rollover” treatment is available to an individual Gates Shareholder who is within the scope of U.K.

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capital gains tax to the extent described in this “Part IV Taxation — Material U.K. Tax Consequences” beginning on page 59 of this Document. On this basis and subject to the comment below in relation to Section 137 of the TCGA, that holder would not be treated for the purposes of U.K. capital gains tax as having made a disposal of his or her Scheme Shares. Instead, the New Gates Shares of each relevant class received by that holder would be treated for these purposes as the same asset, acquired at the same time and for the same consideration, as such Scheme Shares of the equivalent class.
Under Section 137 of the TCGA, the Scheme Shares may not in any event receive the “rollover” treatment described above if, in respect of arrangements relating to an exchange or scheme of reconstruction (such as, for example, the Scheme and Redomiciliation), the main purpose, or one of the main purposes, of the arrangements is to reduce or avoid liability to U.K. capital gains tax or U.K. corporation tax. In this case, such a holder may be treated as receiving New Gates Shares in consideration for the cancellation of its Scheme Shares and as having made a disposal of its Scheme Shares, which may, depending on the particular circumstances of that holder (including the acquisition cost of the Scheme Shares and any available exemptions or reliefs), give rise to a chargeable gain or allowable loss for the purposes of U.K. capital gains tax and HMRC may make an assessment on that holder in respect of any resulting adjustments required. No application for clearance has been made to HMRC under Section 138 of the TCGA with respect to this condition.
Gates Shareholders who are within the scope of U.K. capital gains tax, rather than U.K. corporation tax (as to which, see below), should note that the current rates of U.K. capital gains tax are 18 percent (for basic rate taxpayers) and 24 percent (for higher and additional rate taxpayers). Certain reliefs may, depending on an individual holder’s particular circumstances, be available to reduce or eliminate any U.K. capital gains tax liability, such as the annual exemption and certain tax losses.
Corporate Holders
A corporate Gates Shareholder that is within the scope of U.K. corporation tax will be treated in relation to the Scheme Shares and the Share Restructuring in generally the same way and under the same circumstances (including as to “rollover” treatment) as indicated above in relation to U.K. capital gains tax.
The main rate of U.K. corporation tax is currently 25 percent. The small profits rate (for companies with profits under £50,000) is currently 19% (with a marginal rate applying for companies with profits between £50,000 and £250,000).
Scope of U.K. Taxation of Chargeable Gains
Holders who are resident in the United Kingdom for tax purposes are within the scope of U.K. capital gains tax (for individual holders) or U.K. corporation tax (for corporate holders). Subject to the paragraph below, non-U.K. resident holders should not be within the scope of U.K. capital gains tax or U.K. corporation tax in relation to their Scheme Shares unless, in the case of an individual holder, he or she carries on a trade, profession or vocation in the United Kingdom through a branch or agency, or, in the case of a corporate holder, it carries on a trade in the United Kingdom through a permanent establishment, to which such Scheme Shares are attributable.
If an individual holder of shares has ceased to be resident within the United Kingdom and he or she makes a disposal of his or her shares during the period of non-residence, such holder may be within the scope of U.K. capital gains tax in respect of such disposal on his or her return to the United Kingdom under certain anti-avoidance rules.
Taxation on Income
The Share Restructuring should not be treated as giving rise to a distribution that would be chargeable to U.K. income tax or U.K. corporation tax on income.
U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax
No U.K. stamp duty or U.K. stamp duty reserve tax will be payable by Gates Shareholders on the Share Restructuring, including on the issue of New Gates Shares.
New Gates Shares
Taxation of Dividends
Withholding Tax
Dividends paid by New Gates will not be subject to any withholding or deduction for or on account of U.K. tax, irrespective of the residence or particular circumstances of the holder.

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Individual Holders
An individual New Gates Shareholder who is resident for tax purposes in the United Kingdom, or who carries on a trade, profession or vocation in the United Kingdom through a branch or agency to which the New Gates Shares are attributable, and receives dividend income in respect of those shares, beyond an annual tax-free dividend allowance, is subject to U.K. income tax at the current rates of 10.75 percent for basic rate taxpayers, 35.75 percent for higher rate taxpayers and 39.35 percent for additional rate taxpayers. Whether an individual holder who is liable for U.K. income tax in respect of dividend income is liable for that tax at the basic, higher or additional rate or not will depend on the particular circumstances of that holder. The annual tax-free dividend allowance is currently £500.
Corporate Holders
A holder within the scope of U.K. corporation tax which is a “small company” for the purposes of Chapter 2 of Part 9A of the CTA will be liable to U.K. corporation tax on distributions received in respect of New Gates Shares, on the basis that New Gates will be resident in Bermuda which is not a “qualifying territory” for these purposes. Note that, on the basis that Gates is resident in the U.K., prior to the Share Restructuring such a “small company” may have been eligible for an exemption from U.K. corporation tax on distributions received in respect of the Gates Shares (subject to certain other conditions being satisfied).
A holder within the scope of U.K. corporation tax which is not a “small company” for the purposes of Chapter 2 of Part 9A of the CTA will be liable to pay U.K. corporation tax on any dividend it receives in respect of New Gates Shares unless the dividend falls within one of the exempt classes set out in Chapter 3 of Part 9A of the CTA and certain other conditions are met. Although it is likely that most dividends in respect of New Gates Shares would fall within one or more of these exempt classes, the exemptions are not fully comprehensive and are also subject to anti-avoidance rules.
If holders are in any doubt as to their tax position, they should consult an appropriate professional advisor.
Taxation of Chargeable Gains
In general, a disposal of New Gates Shares by a holder who is either resident for tax purposes in the United Kingdom or who, in the case of an individual holder, carries on a trade, profession or vocation in the United Kingdom through a branch or agency or, in the case of a corporate holder, carries on a trade in the United Kingdom through a permanent establishment, to which the New Gates Shares are attributable may, depending on the holder’s particular circumstances and subject to any available exemption or relief, give rise to a chargeable gain or allowable loss for the purposes of U.K. capital gains tax or U.K. corporation tax. Special rules may apply to individuals who have ceased to be resident for tax purposes in the United Kingdom and who dispose of their New Gates Shares before becoming once again resident for tax purposes in the United Kingdom.
U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax
Provided that the New Gates Shares are only registered on a register outside the United Kingdom or the relevant transfer is effected through the systems of DTC, and provided further that no instrument of transfer either is executed in the United Kingdom or relates to any matter or thing done or to be done in the United Kingdom, there will be no U.K. stamp duty or U.K. stamp duty reserve tax payable on the transfer of the New Gates Shares. Note that, on the basis that Gates is resident in the U.K., prior to the Share Restructuring any such transfer of the Gates Shares would likely have been subject to U.K. stamp duty or U.K. stamp duty reserve tax (subject to the availability of any exemptions or reliefs).
Other U.K. Tax Considerations
The attention of holders within the scope of U.K. tax is drawn to the following provisions.
Controlled Foreign Companies
Under the U.K. “controlled foreign company” provisions contained in Part 9A of the U.K. Taxation (International and Other Provisions) Act 2010, a U.K. resident company having an interest in a company not so resident (such as New Gates), such that, broadly, 25 percent or more of the company’s chargeable profits for an accounting period could be apportioned to it, may be liable to pay U.K. corporation tax in respect of its share of the company’s profits. These provisions only apply if the company is controlled by U.K. resident persons.
Transfer of Assets Abroad
Chapter 2 of Part 13 of the ITA may render U.K. resident individuals liable to U.K. income tax in respect of undistributed income or profits of New Gates. These provisions apply, broadly speaking, where a U.K. resident person makes a “relevant transfer” to a non-resident person and as a result income from which the individual may benefit becomes payable to that non-resident person, unless one of several exemptions applies (for example, if it would not be reasonable to draw the conclusion, from all the relevant

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circumstances, that avoiding liability to taxation was the purpose, or one of the purposes, for which the relevant transactions or any of them were effected).
Attribution of Gains to Members of Non-U.K. Resident Close Companies
Under Section 3 of the TCGA, if a non-U.K. resident company (such as New Gates) is controlled by a sufficiently small number of persons so as to render it a body corporate that would, were it to have been resident in the United Kingdom, be a “close company” for U.K. tax purposes, then, if certain conditions are satisfied, the chargeable gains of the company may be apportioned and taxed in the hands of any U.K. resident participator in the company if and to the extent that the participator’s indirect share of the gain (including the share of any connected person) exceeds 25 percent. These rules only apply if the gain is connected to avoidance (as defined for the purposes of Section 3 of the TCGA).
Transactions in Securities
Chapter 1, Part 13 of the ITA and Part 15 of the U.K. Corporation Tax Act 2010 may apply if U.K. tax advantages are sought in prescribed conditions.
If holders are in any doubt as to their tax position, they should take independent advice on the potential application of the matters discussed above in light of their own circumstances.
Material Bermuda Tax Consequences
Under current Bermuda law, there may be certain adverse Bermuda tax consequences for New Gates or its Shareholders or in respect of the New Gates Shares. Bermuda’s enactment of the CITA may result in New Gates being subject to a new 15% corporate income tax with effect from January 1, 2025, depending on whether New Gates falls within scope of the CITA (for more information, see “Risk Factors — Risks Relating to Regulation, Taxation and Structure — Future changes to tax laws could adversely affect the Gates Industrial Corporation Group as a Bermuda-parented group”).
Material U.S. Federal Income Tax Consequences
Introduction
The following discussion, subject to the limitations set out below, describes the material U.S. federal income tax consequences to U.S. Holders and non-U.S. Holders (each as defined below) of their exchange of Gates Shares for New Gates Shares in the Redomiciliation and their subsequent ownership and disposition of New Gates Shares. This discussion does not address the U.S. federal income tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Redomiciliation. This discussion is based on the Code, the Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof in each case as in effect and available as of the date of this Document. All of the foregoing is subject to change, which change could apply with retroactive effect and could affect the U.S. federal income tax consequences described below.
The following discussion assumes that the Redomiciliation will be consummated as described in this Document and only addresses persons that hold Gates Shares and will, after the Redomiciliation, hold New Gates Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences with respect to the Redomiciliation or of the ownership and disposition of New Gates Shares, and does not address all tax consequences that may be relevant to holders. Further, this discussion does not address holders who acquire New Gates Shares other than in the Redomiciliation or are subject to special treatment under U.S. federal income tax laws, such as:
•persons that own (directly, indirectly or through attribution) five percent or more (by vote or value) of either the issued and outstanding shares of Gates or, after the Redomiciliation, the issued shares of New Gates;
•tax-exempt organizations;
•banks, financial institutions, and insurance companies;
•regulated investment companies and real estate investment trusts;
•brokers or dealers in stocks and securities;
•traders or investors who elect the mark-to-market method of accounting;
•persons who received Gates Shares from the exercise of employee share options or otherwise as compensation;

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•persons who hold Gates Shares that are subject to one or more gain recognition agreements in respect of Gates filed with the IRS;
•persons who hold Gates Shares or New Gates Shares in a tax-qualified retirement plan, individual retirement account or other qualified savings account;
•persons who hold Gates Shares or New Gates Shares as part of a hedge, straddle or a constructive sale or conversion transaction or other risk reduction or integrated investment transaction;
•U.S. Holders whose functional currency is not the U.S. dollar;
•“passive foreign investment companies” or “controlled foreign corporations,” and corporations that accumulate earnings to avoid U.S. federal income tax;
•persons subject to special tax accounting rules as a result of any item of gross income with respect to Gates Shares being taken into account in a financial statement;
•certain U.S. expatriates; and
•entities taxable as “S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes and owners thereof.
This discussion does not constitute tax advice and also does not address the effect of any U.S. state or local or non-U.S. tax laws that may apply or the application of the U.S. federal estate and gift tax, the alternative minimum tax, or the Medicare tax on net investment income. Further, U.S. Holders that own (directly, indirectly or through attribution) five percent or more of the issued shares (by vote or value) of New Gates immediately following the Redomiciliation (“New Gates 5% Shareholders”) will be subject to special rules (in addition to those described below) and are urged to discuss the tax consequences of the Redomiciliation and their subsequent ownership and disposition of the New Gates Shares with their own tax advisors.
If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Gates Shares and, after the completion of the Redomiciliation, New Gates Shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Gates Shares and, after the completion of the Redomiciliation, New Gates Shares that are partnerships and partners in such partnerships should consult their own tax advisors regarding the U.S. federal income tax consequences to them of the Redomiciliation and the ownership and disposition of New Gates Shares.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Gates Shares and, after the completion of the Redomiciliation, New Gates Shares, that for U.S. federal income tax purposes is:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust, if: (a) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes, or (b) (i) a U.S. court is able to exercise primary supervision over the administration of the trust and (ii) one or more U.S. persons have the authority to control all substantial decisions of the trust.
A “non-U.S. Holder” is a beneficial owner of Gates Shares and, after the completion of the Redomiciliation, New Gates Shares, other than a U.S. Holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
All U.S. Holders and non-U.S. Holders should consult their own tax advisors about the consequences of the exchange, ownership and disposition of the Shares, including the relevance to their particular situation of the considerations discussed below and any consequences arising under non-U.S., state, local or other tax laws.
Material U.S. Federal Income Tax Consequences of the Redomiciliation
Reorganization
The exchange of Gates Shares for New Gates Shares in the Redomiciliation is structured to be a tax-free transaction to exchanging holders for U.S. federal income tax purposes. More specifically, on or about the day of the Redomiciliation, Gates will

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be re-registered as a private limited company (the “Conversion”). Gates will make the Check-the-Box Election effective as of one day after the Conversion (the “Check-the-Box Election”). The Redomiciliation (including the formation of New Gates, the Scheme, and the Conversion) and the Check-the-Box Election, taken together (collectively, the “Transactions”), are intended to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. This Document is intended to be a plan of reorganization within the meaning of U.S. Treasury regulations section 1.368-2(g).
Gates has received the IRS Ruling regarding the U.S. federal income tax consequences of the Transactions. The IRS Ruling provides, in part, that (a) the Transactions qualify as a Section 368(a)(1)(F) reorganization, and (b) holders that exchange their Gates Shares for New Gates Shares in the Redomiciliation will not recognize any gain or loss for U.S. federal income tax purposes solely as a result of such exchange.
The IRS Ruling relies upon the accuracy of certain statements and representations of Gates and its compliance with certain undertakings and is subject to the limitations referred to in such ruling. If any of those statements or representations is incorrect or untrue or any of those undertakings is not complied with, or if the facts upon which the IRS Ruling is based are different from the facts that prevail at the time of the Redomiciliation, the conclusions reached in such ruling and discussed below could be adversely affected. Although an IRS ruling generally is binding on the IRS, Gates will not be able to rely on the IRS Ruling if the factual representations made to the IRS in connection with the request for the IRS Ruling are untrue or incomplete in any material respect, or if undertakings made to the IRS in connection with the request for the IRS Ruling are or have been violated.
The remainder of this discussion assumes that the Transactions qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.
U.S. Holders
A U.S. Holder should not recognize any gain or loss solely as a result of the exchange of Gates Shares for New Gates Shares in the Redomiciliation. The tax basis of the New Gates Shares received in exchange for Gates Shares should be equal to the U.S. Holder’s tax basis in its Gates Shares. The holding period for the New Gates Shares received in the Redomiciliation should include the holding period for the Gates Shares surrendered in the Redomiciliation.
U.S. Holders that hold their Gates Shares with differing tax bases or holding periods are urged to consult their own tax advisors with regard to identifying the tax bases and holding periods of the particular New Gates Shares received in the Redomiciliation.
Further, a New Gates 5% Shareholder should not be required to file a GRA with the IRS in respect of the exchange of Gates Shares for New Gates Shares in the Redomiciliation. However, the Treasury regulations governing GRAs are complex and such holders may want to consult their own tax advisors with respect to the obligation and merits of filing a GRA with the IRS, including on a protective basis.
Non-U.S. Holders
A non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax on gain realized, if any, on the receipt of New Gates Shares in exchange for its Gates Shares.
Material U.S. Federal Income Tax Consequences for U.S. Holders of New Gates Shares
Taxation of Cash Distributions on New Gates Shares
General
If cash distributions are made on New Gates Shares, subject to the discussion below under “Part IV Taxation — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences for U.S. Holders of New Gates Shares — Passive Foreign Investment Company Status” beginning on page 65 of this Document, the gross amount of any such cash distributions by New Gates on New Gates Shares will be taxable to U.S. Holders as dividend income to the extent of New Gates’s earnings and profits (as determined for U.S. federal income tax purposes) or if no such determination can be made because of a lack of information or otherwise, then entirely as dividend income. Any dividends that New Gates pays will not be eligible for the dividends-received deduction allowed to qualifying corporations under Section 243 of the Code. Dividends received from a non-U.S. corporation, such as New Gates, generally constitute foreign-source income.
To the extent that the amount of any distribution exceeds New Gates’s earnings and profits (if such earnings and profits can be determined for U.S. federal income tax purposes), the distribution will first be treated as a tax-free return of capital (with a corresponding reduction in the adjusted tax basis of a U.S. Holder’s New Gates Shares, but not below zero), and thereafter will be taxed as capital gain recognized on a taxable disposition.

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Dividends paid in a currency other than U.S. dollars will be included in a U.S. Holder’s gross income in a U.S. dollar amount based on the spot exchange rate in effect on the date of actual or constructive receipt, whether or not the payment is converted into U.S. dollars at that time. The U.S. Holder will have a tax basis in such currency equal to such U.S. dollar amount, and any gain or loss recognized upon a subsequent sale or conversion of the foreign currency for a different U.S. dollar amount will be U.S. source ordinary income or loss. If the dividend is converted into U.S. dollars on the date of receipt, a U.S. Holder generally should not be required to recognize foreign currency gain or loss in respect of the dividend income.
Qualified Dividend Income
Dividends received by a non-corporate U.S. Holder (including an individual) from a “qualified foreign corporation” will be treated as “qualified dividend income” and subject to U.S. federal income tax at preferential rates, provided that certain holding period requirements and other conditions are satisfied. A non-U.S. corporation will be treated as a qualified foreign corporation if such corporation is eligible for the benefits of a qualifying income tax treaty with the United States. Since Bermuda (unlike the United Kingdom) is not party to a comprehensive income tax treaty with the United States, New Gates cannot be treated as a qualified foreign corporation under this rule. Nonetheless, a non-U.S. corporation that is not otherwise treated as a qualified foreign corporation under the foregoing rule will be so treated with respect to any dividend paid on stock that is treated as readily tradeable on an established securities market in the United States. Under currently applicable guidance from the IRS, any class of stock that is listed on an established securities market in the United States (which, under such guidance, includes the NYSE) should be treated as readily tradeable on such securities market. Since the only issued class of the New Gates Shares is expected to be listed on the NYSE, any dividends received by U.S. Holders with respect to New Gates Shares should be eligible to be taxed at the preferential rates applicable to qualified dividend income, provided that holding period requirements and other conditions are satisfied. However, there can be no assurance that the New Gates Shares will remain listed on the NYSE or that IRS guidance regarding what constitutes a class of shares being treated as “readily tradeable on an established securities market” will not change. U.S. Holders are urged to consult their own tax advisors regarding the availability of the preferential rate based on their particular situation.
Taxation of Dispositions of New Gates Shares
Subject to the discussions below under “Part IV Taxation — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences for U.S. Holders of New Gates Shares — Passive Foreign Investment Company Status” beginning on page 65 of this Document, for U.S. federal income tax purposes, a U.S. Holder will recognize taxable gain or loss on any sale or other taxable disposition of New Gates Shares in an amount equal to the difference between the amount realized from such sale or other taxable disposition and the U.S. Holder’s adjusted tax basis in such shares (as determined above under “Part IV Taxation — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Redomiciliation” beginning on page 63 of this Document). Such recognized gain or loss generally will be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) will be subject to U.S. federal income tax at preferential rates if the U.S. Holder has a holding period in the New Gates Shares of greater than one year as of the date of the sale or other taxable disposition. As discussed under “Part IV Taxation — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Redomiciliation — U.S. Holders” beginning on page 64 of this Document, each U.S. Holder’s holding period in the New Gates Shares will include the holding period of the Gates Shares surrendered in the Redomiciliation. The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. Holder on the sale or other taxable disposition of New Gates Shares generally will be treated as U.S. source gain or loss.
Passive Foreign Investment Company Status
Notwithstanding the foregoing, certain adverse U.S. federal income tax consequences could apply to a U.S. Holder if at any time during a U.S. Holder’s holding period, Gates or New Gates was classified as a passive foreign investment company (“PFIC”). A non-U.S. corporation, such as Gates or New Gates, will be classified as a PFIC for U.S. federal income tax purposes for any taxable year in which either: (a) 75 percent or more of its gross income for such year consists of certain types of “passive” income, or (b) 50 percent or more of the value of its assets (generally, determined on the basis of a quarterly average) during such year produce or are held for the production of passive income. For purposes of applying the tests in the preceding sentence, a look-through rule applies and the non-U.S. corporation is deemed to own its proportionate share of the assets, and to receive directly the proportionate share of the income, of any other corporation of which the non-U.S. corporation owns, directly or indirectly, at least 25 percent (measured by the value of the stock) of such other corporation.
Based on its financial statements and its expectations about the nature and amount of its income, assets, and activities, Gates does not believe that it was a PFIC for its 2025 taxable year and does not expect to be a PFIC for its 2026 taxable year or for the foreseeable future. This conclusion is a factual determination, however, that must be made annually at the close of each taxable year and, thus, is subject to change. Further, it is difficult to accurately predict future assets and income of New Gates relevant to

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the PFIC determination. Thus, there can be no assurance that New Gates will not be treated as a PFIC for the current or any future taxable year.
If New Gates were to be treated as a PFIC in any taxable year in which a U.S. Holder held New Gates Shares, such U.S. Holder could be subject to certain adverse U.S. federal income tax consequences with respect to gain realized on a taxable disposition of such shares, and certain distributions received on such shares. In addition, dividends received with respect to New Gates Shares would not constitute qualified dividend income eligible for preferential tax rates if New Gates were treated as a PFIC with respect to a U.S. Holder for the taxable year of the dividend or for its preceding taxable year. If New Gates were to be treated as a PFIC for any taxable year during which a U.S. Holder holds New Gates Shares, New Gates would generally continue to be treated as a PFIC with respect to such U.S. Holder for all succeeding years during which such U.S. Holder holds New Gates Shares, even if New Gates ceases to meet the threshold requirements for PFIC status. Certain elections (including a mark-to-market election) may be available to U.S. Holders to mitigate some of the adverse tax consequences resulting from PFIC treatment.
The rules applicable to PFICs are complex, and U.S. Holders are urged to consult their tax advisors regarding the application of the PFIC rules to their ownership of the New Gates Shares.
Material U.S. Federal Income Tax Consequences for Non-U.S. Holders of New Gates Shares
Taxation of Cash Distributions on New Gates Shares
A non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on dividends from New Gates unless: (a) the dividends are effectively connected with the holder’s conduct of a trade or business in the United States (and, if an applicable income tax treaty applies, the dividends are attributable to a permanent establishment maintained by the non-U.S. Holder in the United States), or (b) such non-U.S. Holder is subject to backup withholding (as discussed below).
Taxation of Dispositions of New Gates Shares
A non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized on the sale, exchange or other disposition of New Gates Shares unless: (a) such gain is effectively connected with the conduct by the non-U.S. Holder of a trade or business within the United States (and, if an applicable income tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. Holder in the United States), (b) in the case of certain capital gains recognized by a non-U.S. Holder that is an individual, such individual is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met, or (c) the non-U.S. Holder is subject to backup withholding.
Information Reporting and Backup Withholding
In general, information reporting will apply to dividends in respect of New Gates Shares and the proceeds from the sale, exchange, or redemption of New Gates Shares that are paid to New Gates Shareholders (or through certain U.S.-related intermediaries), unless such shareholder establishes that it is a non-U.S. Holder, corporation, or other exempt recipient that establishes its exempt status. Dividends subject to information reporting are subject to backup withholding (currently at a rate of 24 percent) and may be subject to penalties imposed by the IRS unless the payee furnishes the payor with a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of New Gates Shares within the United States or through certain U.S.-related intermediaries. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
Certain U.S. Holders of specified foreign financial assets with an aggregate value in excess of the applicable U.S. dollar threshold are required to report information relating to their New Gates Shares, subject to certain exceptions (including an exception for New Gates Shares held in accounts maintained by certain financial institutions), by attaching a properly completed IRS Form 8938 (Statement of Specified Foreign Financial Assets) with their U.S. federal income tax return for each year in which they hold New Gates Shares.
U.S. Holders and non-U.S. Holders are urged to consult their own tax advisors regarding information reporting requirements relating to the ownership of New Gates Shares.
THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMICILIATION TO U.S. AND NON-U.S. HOLDERS WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH SHAREHOLDER. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE TRANSACTIONS, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

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PART V – ADDITIONAL INFORMATION

Description of the New Gates Shares
The following description is a summary of New Gates’s share capital as specified in the New Gates Bye-laws, which will be adopted with effect from the Effective Date. This summary does not purport to be complete, and the statements herein are qualified in their entirety by reference, and are subject, to the detailed provisions of the New Gates Bye-laws, as well as the Bermuda Companies Act. You are encouraged to read the New Gates Bye-laws, which are attached to this Document as Annex A, in their entirety.
General
New Gates will be incorporated in Bermuda as an exempted company limited by shares. In connection with the Scheme and the Redomiciliation, and subject to the satisfaction of the Conditions (or if not satisfied, to the extent permitted by applicable law, waiver), the New Gates Bye-laws, in substantially the form attached to this Document as Annex A, will govern New Gates after the Effective Date. The following description assumes that the New Gates Bye-laws are effective and that the New Gates Bye-laws have been adopted in full.
Share Capital
Immediately after the Effective Date, New Gates will have an authorized share capital of $30,000,000.00 of aggregate nominal value, of which approximately $ will be utilized to issue approximately New Gates Shares on the Effective Date, based on the number of Gates Shares in issue as of , 2026, the last practicable date prior to the mailing of this Document.
Pursuant to the New Gates Bye-laws, all of New Gates’s issued common shares must be issued as fully paid, in cash or otherwise, and New Gates may not issue any shares partly paid or nil paid. Subject to the requirements of any stock exchange on which New Gates’s shares are listed and to any resolution of the New Gates Shareholders to the contrary, the New Gates Board is authorized to issue any of New Gates’s authorized but unissued shares under the New Gates Bye-laws.
Preference Shares
Under the existing governance arrangements of Gates Industrial Corporation including the approvals from Shareholders at Gates’s 2025 annual general meeting, the Board is permitted to issue new shares as preference shares with such rights and restrictions as may be determined by the Board, including rights to: (a) receive dividends (which may include rights to receive preferential or cumulative dividends); (b) distributions made on a winding-up of the Company; and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Companies Act) or at such rates of exchange and with such adjustments as may be determined by the Board. This provides the Board with broad discretion to issue preference shares with such terms as it sees fit, subject to the fiduciary duties of the directors and the renewal of the necessary approvals at each annual general meeting. If the New Gates Bye-laws are adopted, New Gates will continue to be authorized under the New Gates Bye-laws to issue preference shares, with such rights, preferences and privileges as may be determined from time-to-time by the New Gates Board.
Similarly, the New Gates Board would be empowered, but without existing annual authorities from Shareholders to allot shares without pre-emptive rights, to issue preference shares with nominal value in any currency and with, or having attached to them, such powers, designations, preferences, voting rights, rights and terms of redemption, and relative participating, optional or other special rights and qualifications, limitations and restrictions attaching thereto as the New Gates Board may determine, including rights to (a) receive dividends (which may include rights to receive preferential or cumulative dividends), (b) distributions made on a winding up of the Company and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Bermuda Companies Act) or at such rates of exchange and with such adjustments as may be determined by the New Gates Board.

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New Gates will not have a shareholder rights plan, or poison pill, upon Redomiciliation. Any rights plan adopted by the Board without prior shareholder approval will automatically terminate one year after adoption of the plan unless the plan is approved by shareholders prior to such termination.
Preference shares offer the potential for value-creating transactions. For example, preference shares may present flexible capital raising opportunities for New Gates, such as potentially offering a stated dividend or liquidation preference to investors, thereby attracting a different type of investor to New Gates who is focused on a fixed return as well as growth opportunities. Preference shares also support New Gates’ long-term stability and growth, allowing proactive decision-making without requiring Shareholder approval for each issuance. Although no such offerings are intended at this time, such flexibility could result in alternative fundraising opportunities in the future to drive organic or acquisitive growth of New Gates.
Voting Rights
New Gates Shareholders will be entitled to one vote per New Gates Share. Unless otherwise specified by the New Gates Bye-laws or the Bermuda Companies Act, at any general meeting duly called and held at which a quorum is present, a resolution of New Gates Shareholders shall require the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote.
Dividends and Distributions
General Dividends and Distributions
Under Bermuda law, a company may not declare or pay dividends if there are reasonable grounds for believing that: (a) the company is, or would after the payment be, unable to pay its liabilities as they become due, or (b) the realizable value of its assets would thereby be less than its liabilities.
Under the New Gates Bye-laws, each New Gates Share is entitled to the same dividend per share if any are declared. The New Gates Board may satisfy any dividend or distribution by way of shares or debentures of any other company. Where any difficulty arises with regard to any such distribution or dividend, the New Gates Board may settle it as they think expedient, including by authorizing any person to sell and transfer any fractions or ignore fractions altogether and may fix the value for distribution or dividend purposes and may determine that cash payments shall be made to any New Gates Shareholders upon the fixing of the values in order to secure equality of distribution.
Dividend Policy
Under the existing governance arrangements of Gates Industrial Corporation including the approvals from Shareholders at Gates’s 2025 annual general meeting, the Board is permitted to issue shares which pay preferential or cumulative dividends to holders. If the New Gates Bye-laws are adopted, the New Gates Board will also be permitted to pay preferential or cumulative dividends to holders of preference shares. New Gates has not adopted a dividend policy with respect to future dividends and does not currently intend to pay cash dividends on the New Gates Shares. Any future determination will be made at the discretion of the New Gates Board and will depend upon, among other factors, New Gates’s results of operations, financial condition, capital requirements, contractual restrictions, business prospects and other factors that the New Gates Board may deem relevant.
Variation of Class Rights
Under the New Gates Bye-laws, if at any time the share capital of New Gates is divided into different classes of shares, the rights attaching to any class of shares (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not New Gates is being wound-up, be varied with the consent in writing or with the sanction of a resolution passed by holders representing at least 75% of the issued shares of such class at a separate meeting of the holders of such class of shares at which meeting the necessary quorum shall be one or more persons holding or representing by proxy at least one-third in nominal value of the issued shares of the relevant class.
In addition, the New Gates Bye-laws provide that, unless otherwise expressly provided by the rights attached to any share or class of shares, the issuance of further shares ranking in priority to, pari passu with, or subsequent to, any existing share or class of shares (including without limitation, preference shares issued), the purchase or redemption by New Gates of any of its own shares and any alteration of capital permitted by Bermuda law and the New Gates Bye-laws shall be deemed not to vary or abrogate rights attaching to any shares or classes of shares of New Gates. Specifically, the rights conferred upon the holders of any shares shall not, unless expressly provided in the terms of those rights, be deemed to be altered or abrogated by:
•the creation or issue of further shares, whether such shares rank in priority to, pari passu with, or subsequent to, any existing share or class of shares (including, without limitation, any preference shares issued);

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•the purchase, redemption, or other repurchase of any shares by New Gates;
•any alteration of New Gates’s share capital in accordance with the Bermuda Companies Act and the New Gates Bye-laws; and
•the adoption, implementation, amendment, operation, or effects of any shareholder rights plan in accordance with the New Gates Bye-laws, including the issuance of rights, shares, or other securities in connection therewith.
Meetings of Shareholders
Under Bermuda law, a company is required to convene at least one general meeting of shareholders each calendar year (the annual general meeting). Bermuda law provides that a special general meeting of shareholders may be called by the board of a company and must be called upon the request of shareholders holding not less than 10 percent of the paid-up capital of the company carrying the right to vote at general meetings. Bermuda law also requires that shareholders be given at least five days’ advance notice of a general meeting, but the accidental omission to give notice to any person does not invalidate the proceedings at a meeting.
Under the New Gates Bye-laws and subject to the Bermuda Companies Act, anything which may be done by resolution of the Shareholders in a general meeting or by resolution of any class of Shareholders in a separate general meeting (other than a resolution to remove an auditor before the expiration of such auditor’s term of office or a resolution to remove a director before the expiration of such director’s term of office) may be done by unanimous written consent, signed by all the Shareholders (or the holders of such class of shares) who would be entitled to attend a meeting and vote on such resolution if the resolution were voted on at a general meeting of the Shareholders. Such written resolution may be signed by each Shareholder or its proxy, or in the case of a Shareholder that is a corporation by its representative on behalf of such Shareholder, in as many counterparts as may be necessary.
The New Gates Bye-laws provide that the New Gates Board must convene an annual general meeting and may convene a special general meeting whenever the New Gates Board thinks fit. Under the New Gates Bye-laws, at least 10 clear days’ but no more than 60 clear days’ notice of an annual general meeting or a special general meeting must be given to each New Gates Shareholder.
Quorum
The New Gates Bye-laws provide that a quorum for a general meeting shall be present if at least one New Gates Shareholder representing at least the majority of the voting rights of all the New Gates Shareholders entitled to vote at the relevant meeting is present at the general meeting or represented by proxy.
Advance Notice Procedures
Under the Bermuda Companies Act, in respect of an annual general meeting: (a) one or more shareholders holding at least 5 percent of the total voting rights of all shareholders who have a right to vote at the meeting to which a requisition relates, or (b) at least 100 shareholders, can require New Gates to give notice of any resolutions which may properly be moved, and are intended to be moved, at the next annual general meeting. Notice of such resolutions may be given by New Gates by any manner permitted for the service of notice under the New Gates Bye-laws and shall be given in the same manner and, as far as practicable, at the same time as the notice of the annual general meeting. The request must be received at least six weeks before the annual general meeting, unless the annual general meeting is called for a date six weeks or less after the request is received. A request may not propose any resolution which the New Gates Shareholders would not ordinarily be entitled to vote upon under the New Gates Bye-laws.
The New Gates Bye-laws establish an advance notice procedure for New Gates Shareholders: (a) to make nominations of candidates for election as directors, and (b) to bring other business before an annual general meeting or a special general meeting.
All nominations by New Gates Shareholders or other business to be properly brought before an annual general meeting or a special general meeting must be made pursuant to timely notice in proper written form to the secretary of New Gates, which must include, among other information, the name, address, and certain other information of the New Gates Shareholder giving the notice, certain information relating to each person whom such New Gates Shareholder proposes to nominate for election as a director and a brief description of any business such New Gates Shareholder proposes to bring before the meeting.

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To be timely, a New Gates Shareholder’s notice must be given to the secretary of New Gates at the registered office not earlier than the close of business on the 120th calendar day nor later than the close of business on the 90th calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting. If no annual general meeting was held in the previous year or if the date of an annual general meeting is more than 30 calendar days before or more than 60 calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the New Gates Shareholder must be delivered in writing not earlier than the close of business on the 120th calendar day prior to such annual general meeting and not later than the close of business on the 90th calendar day prior to such annual general meeting, or, if the first public announcement of the date of such annual general meeting is less than 100 days prior to the date of such annual general meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by New Gates.
Board of Directors—Election and Removal
Election
Under the New Gates Bye-laws, at any meeting duly called and held for the election or re-election of directors at which a quorum is present, directors shall be elected by a resolution passed by the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote on the election of directors. Where the election of a director is contested (i.e., the total number of director nominees properly nominated in accordance with the New Gates Bye-Laws and not withdrawn exceeds the number of directors to be elected as of the record date for such general meeting), directors will be elected using a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied).
Under the New Gates Bye-laws, Shareholders will be permitted to act by unanimous written consent to elect a director. The number of directors that shall constitute the entire New Gates Board shall be fixed, from time to time, exclusively by the New Gates Board, subject to the rights of the holders of any series of preferred shares with respect to the election of directors, if any. The New Gates Board shall consist of a minimum of two directors and a maximum number as the New Gates Board may from time to time determine.
Any New Gates Shareholder wishing to propose for election as a director someone who is not an existing director or is not proposed by the New Gates Board must give notice of their intention to propose such person for election in accordance with the advance notice procedures described in the New Gates Bye-laws.
Removal
Pursuant to the New Gates Bye-laws, a director may be removed from office by Shareholders between Annual General Meetings with or without cause, at a special general meeting called for such purpose upon the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote on such matter. Notice of the Shareholders’ meeting convened to remove the director must be provided to the director not less than 14 days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his or her removal.
Vacancies
The New Gates Bye-laws provide that the New Gates Board, by the affirmative vote of a majority of the remaining directors in office (even if less than a quorum), shall have the power to appoint any person as a director to fill a vacancy on the New Gates Board. Any director so appointed shall hold office for the remainder of the term of the director whose vacancy such director was appointed to fill, and under such director's successor shall have been elected and qualified. The New Gates Bye-laws also provide that New Gates Shareholders in general meeting shall have the power to appoint any person as a director to fill a vacancy on the New Gates Board.
Duties of Directors
The Bermuda Companies Act authorizes the directors of a company, subject to its bye-laws, to exercise all powers of the company except those that are required by the Bermuda Companies Act or the company’s bye-laws to be exercised by the shareholders of the company. The New Gates Bye-laws provide that the New Gates Board shall manage the business of New Gates. At common law, directors of a company owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and to exercise their powers and fulfill the duties of their office honestly. This duty includes the following essential elements:
•a duty to act in good faith in the best interests of the company;

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•a duty not to make a personal profit from opportunities that arise from the office of director;
•a duty to avoid conflicts of interest; and
•a duty to exercise powers for the purpose for which such powers were intended.
The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:
•to act honestly and in good faith with a view to the best interests of the company; and
•to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
The Bermuda Companies Act also imposes various duties on directors and officers of a company with respect to certain matters of management and administration of the company. Under Bermuda law, directors and officers generally owe fiduciary duties to the company itself, not to the company’s individual shareholders, creditors or any class thereof. The New Gates Shareholders may not have a direct cause of action against New Gates’s directors. See “Shareholder Suits” below for a description of actions, including derivative actions, available to New Gates Shareholders.
Related Party Transactions
Bermuda law does not generally require shareholder approval of related party transactions unless there is an independent approval requirement for such transaction under Bermuda law or a company’s bye-laws. Bermuda law requires shareholder approval of a related party transaction where (subject to certain limited exceptions) a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt). Under Bermuda law, if a director discloses a direct or indirect interest in any contract or arrangement, such director will be entitled to vote in respect of any such contract or arrangement in which he or she is interested, unless a company’s bye-laws provide otherwise. Under the New Gates Bye-laws, a director who is directly or indirectly interested in a contract or proposed contract or arrangement with New Gates shall not be permitted to vote in respect of any contract or proposed contract or arrangement in which such director is interested and may not be counted in the quorum for such meeting.
Notwithstanding the foregoing, following the Redomiciliation, New Gates will remain subject to the NYSE requirements for listed companies to which Gates is currently subject, including Section 312.03 of the NYSE Listed Company Manual governing shareholder approval for related party transactions. Under Section 312.03, shareholder approval will remain generally required for (collectively, the “NYSE Shareholder Approval Rule”):
•any issue of New Gates Shares, or of securities convertible into or exercisable for New Gates Shares, in any transaction or series of related transactions, to a director, officer, controlling shareholder, member of a control group or any other substantial shareholder that has an affiliated person who is an officer or director of New Gates, where the issue of New Gates Shares exceeds either one percent of the New Gates Shares or one percent of the voting power outstanding before the issuance, but shareholder approval will not be required if such transaction is a cash sale for a price that is equal to or greater than the price that is the lower of: (a) the official closing price of New Gates Shares on the NYSE immediately preceding the signing of the binding agreement for the transaction, and (b) the average official closing price of New Gates Shares for the five trading days immediately preceding the signing of the binding agreement for the transaction;
•any issue of New Gates Shares, or of securities convertible into or exercisable for New Gates Shares, where such securities are issued as consideration in a transaction or series of related transactions in which a director, officer or substantial security holder of New Gates has a five percent or greater interest (or such persons collectively have a ten percent or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of New Gates Shares, or securities convertible into New Gates Shares, could result in an issuance that exceeds either five percent of the number of New Gates Shares or five percent of the voting power outstanding before the issuance;
•subject to exceptions for certain cash offerings, any issue of New Gates Shares, or of securities convertible into or exercisable for New Gates Shares, if the securities to be issued have, or will have upon issuance, voting power equal to or greater than 20 percent of the voting power outstanding before the issuance of such securities or if the number of New Gates Shares to be issued are, or will be upon issuance, equal to or in excess of 20 percent of the number of New Gates Shares outstanding before the issuance; and
•any issue of New Gates Shares that would result in a change of control of New Gates.

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New Gates will also remain subject to our written Related Person Transactions Policy. This policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to the Company’s Chief Legal Officer any “related person transaction” (defined as any transaction that it is anticipated would be reportable by the Company under Item 404(a) of Regulation S-K, in which the Company was, is or will be a participant, the amount of which exceeds $120,000, and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Company’s Chief Legal Officer will then promptly communicate that information to the Company’s Board. No related-person transaction will be executed without the approval or ratification of the Company’s Board or a duly authorized committee of the Board. It is the Company’s policy that any director interested in a related-person transaction will recuse himself or herself from any vote on a related person transaction in which he or she has an interest.
Further, SEC disclosure requirements for related party transactions will continue to apply to New Gates. These rules require that certain details must be disclosed for related party transactions where (i) New Gates is a participant, (ii) the amount involved in the transaction exceeds $120,000 and (iii) any related person (including directors and executive officers of New Gates and any of their immediate family members, as well as shareholders owning more than 5 percent of New Gates Shares and any of their immediate family members) has a material interest in the transaction.
In addition, under the New Gates Bye-laws, in order to authorize a Covered Transaction, the following procedures will be required to be followed for a Covered Transaction to be validly authorized: (a) if the New Gates Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the New Gates Board must form an Independent Committee, (b) the Independent Committee will be granted the authority, on behalf of the New Gates Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) will be final, and (c) after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction will need to be approved by at least two-thirds of the members of Independent Committee, a majority of the members of the New Gates Board and by a majority of the votes cast by Shareholders entitled to vote thereon; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards the quorum and will be excluded from determining the requisite majority, but shares held by a Significant Shareholder or any director or executive officer that owns an interest in any such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.
Amendments to New Gates’s Memorandum of Association and
Bye-laws
Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders, and that a company’s bye-laws may be amended by a resolution of its board and a resolution passed at a general meeting of shareholders. Under the New Gates Bye-laws, the affirmative vote of a majority of the directors of New Gates and the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote will be required in order for New Gates to amend the New Gates Bye-laws or the New Gates Memorandum of Association.
Under Bermuda law, the holders of an aggregate of not less than 20 percent in par value of a company’s issued share capital or any class thereof have the right to apply to the Supreme Court of Bermuda for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment that alters or reduces a company’s share capital as provided in the Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Supreme Court of Bermuda. An application for an annulment of an amendment of the memorandum of association must be made within 21 days after the date on which the resolution altering the company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No application may be made by shareholders voting in favor of the amendment.
Supermajority Shareholder Voting Provisions
Statutory mergers under which only one company survives are not available under English law. Under English law, an acquiring party is generally able to ensure it acquires all of the issued shares of a company in the following ways: (a) by a court-approved “scheme of arrangement”, which requires the approval of a majority in number of shareholders representing at least 75 percent in value of the shareholders or class of shareholders composed in the scheme present and voting in person or by proxy at a special meeting convened by order of the court; or (b) by way of a contractual takeover offer where acceptances are received from shareholders representing 90 percent (in value and in voting rights) of the shares or class of shares not already owned by the offeror, and statutory “squeeze-out” rights are exercised to acquire the remaining shares.

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The New Gates Bye-laws provide the following: mergers and amalgamations (other than Covered Transactions) that are supported by at least two-thirds of the New Gates Board can be approved by the affirmative vote of greater than 50% of the votes cast by Shareholders entitled to vote thereon at a general meeting of the Shareholders. Mergers and amalgamations (other than Covered Transactions) that are supported by less than two-thirds of the New Gates Board but at least a majority of the New Gates Board can be approved by the affirmative vote of at least 75% of the votes cast by Shareholders entitled to vote thereon at a general meeting of the Shareholders. Accordingly, the New Gates Bye-laws would make it easier for the New Gates Board to effect mergers or amalgamations (other than Covered Transactions) determined to be in the best interests of New Gates and its shareholders and supported by holders of a substantial majority of the New Gates Shares. Further, the proposed approval thresholds create an essential safeguard against poorly conceived, high-risk, opportunistic deals that may harm New Gates or its long-term strategic vision, while still giving shareholders the opportunity to override the Board if a consensus exists. By ensuring broad consensus, this approach protects shareholder value and fosters confidence in the decision-making process. The proposed approval thresholds also prevent shareholders holding a minority of our Gates Shares from blocking transactions that are supported by shareholders holding a substantial majority of our Gates Shares.
Under the New Gates Bye-laws, the procedures referenced in “Part V Additional Information — Related Party Transactions” beginning on page 71 of this Document will be required to be followed for a Covered Transaction to be validly authorized.
Takeovers
Under Bermuda law, an acquiring party is generally able to ensure it acquires all of the issued shares of a company in the following ways:
•by a procedure under the Bermuda Companies Act known as a “scheme of arrangement”. A scheme of arrangement could be effected by obtaining the agreement of the company and of holders of shares representing in the aggregate a majority in number and at least 75 percent in par value of the shareholders present and voting at a court ordered meeting or meetings held to consider the scheme of arrangement. The scheme of arrangement must then be sanctioned by the Bermuda Supreme Court. If a scheme of arrangement receives all necessary agreements and sanctions, upon the filing of the court order with the Registrar of Companies in Bermuda, all holders of shares could be compelled to sell their shares under the terms of the scheme of arrangement;
•by acquiring pursuant to a tender offer 90 percent of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90 percent or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, by notice acquire the shares of any nontendering shareholder on the same terms as the original offer unless the Supreme Court of Bermuda (on application made within a one-month period from the date of the offeror’s notice of its intention to acquire such shares) orders otherwise; and
•where the acquiring party or parties hold not less than 95 percent of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the Supreme Court of Bermuda for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.
Shareholder Suits
There are three forms of action available to shareholders under Bermuda law: (a) under section 111 of the Companies Act 1981 for oppressive or prejudicial conduct, (b) personal claims and (c) derivative actions.
•Oppression claims under section 111: To bring an oppression/unfair prejudice claim, the shareholder must demonstrate that the affairs of the Company are being conducted or have been conducted in a manner which is oppressive or prejudicial to the interest of some part of the members. Usually, the claim is bought against the party responsible for causing the oppressive conduct (often a majority shareholder) and the Company is named as a nominal defendant. The oppressive conduct must be such that it would justify the winding up of the company on the just and equitable basis. The oppression must be suffered by the shareholder in that capacity and not in some other capacity (such as a salaried director) and the conduct must not affect all shareholders equally. The oppression must have occurred or be continuing; it

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cannot be anticipated conduct. In an application under section 111 the Supreme Court of Bermuda may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the oppressed shareholder's shares by the party responsible for the oppression or by the Company itself.
•Personal claims: Shareholders are entitled to bring personal claims when there has been an infringement of their individual rights as a shareholder. The personal rights of shareholders emanate from statute, private agreements and the bye-laws of the Company. Breaches of the entitlements arising under these documents can give rise to personal claims. Certain breach of duty claims may give rise to personal claims by shareholders, including where the directors act with an improper purpose when using their fiduciary powers over the shares in the Company solely for the purpose of destroying an existing majority or creating a new majority which did not previously exist, or where they fail to follow the voting procedures set out in the bye-laws.
•Derivative claims: Derivative claims arise where the directors of the Company owe fiduciary duties to the Company as a matter of Bermuda law. If the directors breach those duties, it is usually only the Company that has the right to make a claim against them (save in the specific circumstances of a personal claim, referred to above). The shareholders can, in certain limited circumstances, bring this claim on behalf of the Company by way of derivative proceedings. In order to bring such a claim, the shareholder must establish: a fraud on the minority, that a decision has been made not to sue in respect of a wrong done to a company where the wrong is fraudulent or beyond the powers of the Company, and that the Company is presently controlled by the wrongdoers, such that the Company will not bring the action. Derivative claims require the permission of the Court to proceed.
Limitation on Liability and Indemnification
Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.
The New Gates Bye-laws provide that New Gates will indemnify New Gates’s officers and directors in respect of their actions in an official capacity as officers or directors or in any other capacity while serving as an officer or director, except in respect of any matter which would render indemnification void pursuant to the Bermuda Companies Act or other applicable law, rule or listing regulations, and that New Gates will advance funds to New Gates’s officers and directors for expenses incurred in their defense if authorized by the New Gates Board and upon receipt of an undertaking by the applicable officer or director to repay the funds if any allegation of fraud or dishonesty is proved against such officer or director. Section 98A of the Bermuda Companies Act permits New Gates to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. New Gates expects to purchase and maintain a directors’ and officers’ liability policy for such purpose. Overall, the new indemnification provisions applicable to New Gates’s officers and directors following the Redomiciliation are in line with customary U.S. indemnification provisions, and will make it easier for New Gates to attract and retain new directors going forward.
Access to Books and Records and Dissemination of Information
Members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include the company’s memorandum of association, including its objects and powers, and certain alterations to the memorandum of association. A company’s shareholders have the additional right to inspect the bye-laws of the company, minutes of general meetings and the company’s audited financial statements, which must be presented at the annual general meeting. The register of members of a company is also open to inspection by shareholders and by members of the general public without charge. The register of members is required to be open for inspection for not less than two hours in any business day (subject to the ability of a company to close the register of members for not more than thirty days in a year). A company is required to maintain its register of members in Bermuda but may, subject to the provisions of the Bermuda Companies Act, establish a branch register outside of Bermuda. A company is required to keep at its registered office a register of directors and officers that is open for inspection for not less than two hours in any business day by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

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Transfers of Shares
Where New Gates’s shares are listed or admitted to trading on any appointed stock exchange, such as the NYSE, they will be transferred in accordance with the rules and regulations of such exchange.
Certain Provisions of Bermuda Law
New Gates will be designated by the BMA as a non-resident. This designation allows New Gates to engage in transactions denominated in currencies other than the Bermuda dollar, and there are no restrictions on New Gates’s ability to transfer funds (other than funds denominated in Bermuda dollars) in and out of Bermuda or to pay dividends to residents and non-residents of Bermuda who are New Gates Shareholders.
Provided the New Gates Shares remain listed on an appointed stock exchange, which includes the NYSE, New Gates will be exempted from certain obligations under the BO Act.
In accordance with Bermuda law, share certificates, if requested by the shareholder, are issued only in the names of companies, partnerships or individuals. In the case of a shareholder acting in a special capacity (for example, as a trustee), certificates may, at the request of the shareholder, record the capacity in which the shareholder is acting. Notwithstanding such recording of any special capacity, New Gates is not bound to investigate or see to the execution of any such trust.
Transfer Agent and Register of New Gates Shareholders
A register of holders of the New Gates Shares will be kept, and made available for inspection, by Walkers Corporate (Bermuda) Limited in Bermuda, and be maintained in the United States by Computershare Trust Company, N.A., which will serve as transfer agent. As is the case in relation to Gates Industrial Corporation, the holders of record of New Gates Shares will not include DTC participants or beneficial owners who hold their shares in “street name” through a bank, broker or other nominee.

Walkers Corporate (Bermuda) Limited Park Place, 55 Par la Ville Road, Third Floor Hamilton HM 11 Bermuda	Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02121

Comparison of the Rights of Gates Shareholders and New Gates Shareholders
Your rights as a Gates Shareholder are governed by English law and the Articles. After the Scheme becomes effective, you will own New Gates Shares and have the rights of a New Gates Shareholder, which will be governed by Bermuda law, the New Gates Memorandum of Association, and the New Gates Bye-laws.
The economic and voting rights of Gates Shares and New Gates Shares are similar. However, there are differences between your rights under applicable English and Bermuda law. In addition, there are differences between the Articles and the New Gates Bye-laws.
The following discussion is a summary comparison of your rights as a holder of Gates Shares and your rights that would result from the Scheme and holding New Gates Shares, including any material differences in such rights. However, this summary does not cover all the differences between English law and Bermuda law affecting companies and their shareholders or all of the differences between the Articles and the New Gates Memorandum of Association and the New Gates Bye-laws. While we believe this summary is accurate in all material respects, the following descriptions are qualified in their entirety by reference to the complete text of the relevant provisions of applicable English law, Bermuda law, the Articles and the New Gates Bye-laws. We encourage you to read those laws and documents in their entirety. The New Gates Bye-laws, in substantially the form attached to this Document as Annex A, will govern New Gates with effect from the Effective Date. For information as to how you can obtain a copy of the Articles, see “Part V Additional Information — Where You Can Find More Information” beginning on page 89 of this Document.

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Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Voting Rights, Voting Generally, Supermajority Vote Requirements
Authorized Shares and Votes per Share
The Gates Shares issued as of , 2026 are as follows: Gates Shares with a nominal value of $0.01 per share. Gates Industrial Corporation has an authorized share capital of $30,000,000 aggregate nominal amount. Gates Industrial Corporation has an existing authority to issue shares (and, if they are equity securities being issued for cash, statutory pre-emption rights have been disapplied for such issue) with an aggregate nominal value of up to $515,415 (approximately 20 percent of Gates Industrial Corporation’s existing issued share capital as of April 8, 2025) until the earlier of the end of its 2026 annual meeting of shareholders or September 5, 2026, which is expected to be renewed by its shareholders at its 2026 annual meeting of shareholders and annually thereafter. In addition, Gates Industrial Corporation is required to obtain shareholder approval for certain share issuances, such as in connection with acquisitions or in connection with raising additional capital under NYSE rules.
Each Gates Share has one vote.

New Gates will have an authorized share capital of $30,000,000 aggregate nominal value, of which approximately $ will be utilized at the Effective Date to issue the New Gates Shares on the Effective Date, which we anticipate will be approximately New Gates Shares, par value $0.01 per share, based on the number of Gates Shares in issue as of , 2026, the last practicable date prior to the mailing of this Document. The remaining portion of the aggregate nominal value may be allocated by the New Gates Board from time to time to issue shares of any class of shares authorized by the New Gates Bye-laws or approved by the New Gates Shareholders. New Gates will continue to be subject to shareholder approval requirements of the NYSE for certain share issuances.
Each New Gates Share has one vote.

Preference Shares
Preference shares can be issued by Gates Industrial Corporation under the laws of England and Wales and the Articles with such rights and restrictions as may be determined by the Board, including rights to: (a) receive dividends (which may include rights to receive preferential or cumulative dividends); (b) distributions made on a winding-up of the Company; and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Companies Act) or at such rates of exchange and with such adjustments as may be determined by the Board.
The authority to issue preference shares is subject to Gates Industrial Corporation’s authority to allot shares as described above and (if they are equity securities being issued for cash) the disapplication of pre-emption rights as described below.

If the New Gates Bye-laws are adopted, New Gates will continue to be authorized under the New Gates Bye-laws to issue preference shares, with such rights, preferences and privileges as may be determined from time-to-time by the New Gates Board. Similarly, the New Gates Board would be empowered, but without existing annual authorities from Shareholders to allot shares without pre-emptive rights, to issue preference shares with nominal value in any currency and with, or having attached to them, such powers, designations, preferences, voting rights, rights and terms of redemption, and relative participating, optional or other special rights and qualifications, limitations and restrictions attaching thereto as the New Gates Board may determine, including rights to (a) receive dividends (which may include rights to receive preferential or cumulative dividends), (b) distributions made on a winding up of the Company and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Bermuda Companies Act) or at such rates of exchange and with such adjustments as may be determined by the New Gates Board.
New Gates will not have a shareholder rights plan, or poison pill, upon Redomiciliation. Any rights plan adopted by the Board without prior shareholder approval will automatically terminate one year after adoption of the plan unless the plan is approved by shareholders prior to such termination.

Ranking of Shares
The Gates Shares rank equally for all purposes (e.g., dividends, capitalization of profits, winding up).	The New Gates Shares rank equally for all purposes (e.g., dividends, capitalization of profits, winding up).

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Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Ordinary and Special Resolutions Generally
Under English law and the Articles, certain matters require an “ordinary resolution”, which must be approved by at least a majority of the votes cast at a quorate general meeting of shareholders, and certain other matters require a “special resolution”, which requires the affirmative vote of at least 75 percent of the votes cast at a quorate general meeting of shareholders.
An ordinary resolution is needed to (among other things) remove a director, provide, vary or renew the directors’ authority to allot shares, approve substantial property transactions with directors or their connected persons, and appoint directors.
A special resolution is needed to (among other things) alter a company’s articles of association, exclude statutory pre-emption rights on allotment of equity securities for cash (for up to five years), reduce a company’s share capital, liquidate the company, and re-register a public company as a private company (or vice versa).

Under the New Gates Bye-laws, resolutions are approved by the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote, unless a different standard is specified in the New Gates Bye-laws or required by the Bermuda Companies Act.
Under the Bermuda Companies Act, certain matters have a different voting requirement. These include: (a) re-registration of a limited liability company as an unlimited liability company (which requires the consent of all shareholders), (b) waiving the laying of accounts before a general meeting and waiving the appointment of an auditor (which requires the consent of all shareholders), (c) the removal of an auditor before the expiration of the auditor’s term of office (which requires a resolution passed by a unanimous resolution of the Board and at least two-thirds of the votes cast at a general meeting and cannot be passed by written resolution), (d) subject to certain limited exceptions, the making of a loan or the provision of a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than twenty percent of the capital or loan debt) (which requires the consent of 90 percent of the total voting rights of all issued shares), and (e) the approval of certain business combinations with respect to which the New Gates Bye-laws provide specified processes and voting standards. See “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders — Takeovers / Mergers” beginning on page 80 of this Document.

Voting on Resolutions
The Articles require that, for so long as any Gates Shares are held in a settlement system operated by a depositary, any resolution put to a vote at a general meeting of shareholders is decided on a poll.	The New Gates Bye-laws require that any resolution put to a vote at a general meeting of shareholders is decided on a poll.
Dividends and Distributions
Financial / Legal Limitations
Under English law, Gates Industrial Corporation may not pay dividends unless Gates Industrial Corporation has sufficient available “distributable reserves” to do so and the assets of Gates Industrial Corporation are not, and following the dividend will not be, less than the aggregate of its issued and called-up share capital and undistributable reserves. A company’s “distributable reserves”, according to the Companies Act, are a company’s accumulated realized profits, to the extent not previously utilized by distribution or capitalization, less its accumulated realized losses, to the extent not previously written off in a reduction or reorganization of capital duly made.	Under Bermuda law, New Gates may not declare or pay dividends if there are reasonable grounds for believing that: (a) New Gates is, or would after the payment be, unable to pay its liabilities as they become due, or (b) that the realizable value of its assets would thereby be less than its liabilities.
Distributions
For any dividend declared or in respect of the capitalization of profits, each holder of record of Gates Shares is entitled to the same dividend per share as any other holder of record of Gates Shares.	For any dividend declared or in respect of the capitalization of profits, each New Gates Shareholder will be entitled to the same dividend per share as any other New Gates Shareholder.
Shareholder Meetings
Meeting Requests
Meetings may be called by the Board and, under English law, must be called upon the request of Shareholders of record holding not less than five (5) percent of the paid-up capital of Gates Industrial Corporation carrying the right to vote at general meetings.	Meetings may be called by the New Gates Board and, under Bermuda law, must be called upon the request of New Gates Shareholders holding not less than ten (10) percent of the paid-up capital of New Gates carrying the right to vote at general meetings.
Hybrid / Virtual Shareholder Meetings
Under the Articles, the Gates Industrial Corporation Board may, in its sole discretion, determine that a general meeting may be held as: (a) an in-person meeting, (b) a combined in-person and virtual general meeting, or (c) a fully virtual meeting.
Under the New Gates Bye-laws, the New Gates Board may, in its sole discretion, determine that a general meeting may be held as: (a) an in-person meeting, (b) a combined in-person and virtual general meeting, or (c) a fully virtual meeting.

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Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Notice of Shareholder Meetings
Under English law, shareholders must be given at least 14 clear days’ notice of a general meeting (21 clear days’ notice in the case of an annual general meeting), but the accidental failure to give notice to any person does not invalidate the proceedings at a meeting.
Notice of general meetings must, among other things, specify the date and time of the meeting, place and purpose of the meeting and give notice of any special business.

Under the New Gates Bye-laws, New Gates Shareholders must be given at least 10 clear days’ but no more than 60 clear days’ notice of an annual general meeting or a special general meeting, but the unintentional failure to give notice to any person does not invalidate the proceedings at a meeting.
Notice of general meetings must specify the place, the day and hour of the meeting and the general nature of the business to be considered.

Quorum
The quorum required at a general meeting of Gates is Shareholders of record who together represent at least the majority of the voting rights of all Shareholders of record entitled to vote, virtually, in person or by proxy, at the applicable meeting.	The quorum required at a general meeting is at least one New Gates Shareholder representing at least the majority of the voting rights of all New Gates Shareholders entitled to vote, virtually, in person or by proxy, at the applicable meeting.

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Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Advance Notice Procedures / Member Proposals
Under the Companies Act: (a) one or more shareholders holding at least five (5) percent of the total voting rights of all shareholders who have the right to vote on the resolution at the annual general meeting to which a request relates, or (b) at least 100 shareholders who have a right to vote on the resolution and hold (on average) at least £100 per shareholder of paid-up share capital, can require Gates Industrial Corporation to give notice of any resolutions that may, and are intended to, be properly moved (i.e., put to shareholders) at the next annual general meeting (including, for the avoidance of doubt, a resolution electing a director). The request must be received at least six weeks before the relevant annual general meeting or if later, the time at which notice of the meeting is given. A request may not propose any resolution which, if proposed, would be ineffective (whether by reason of inconsistency with the Articles, English law, or otherwise).
Under U.S. disclosure and other requirements, Gates Shareholders have further notification requirements in addition to the default position under English law in order to bring a resolution or nominations before a meeting of Gates Shareholders. For notices relating to the nomination for election or re-election of directors, Gates Shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the U.S. Exchange Act and take all applicable steps as required under Regulation 14A, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, Gates Shareholders must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such shareholder(s), if any.

Under the Bermuda Companies Act, in respect of an annual general meeting: (a) one or more shareholders holding at least five (5) percent of the total voting rights of all shareholders who have a right to vote at the meeting to which a requisition relates, or (b) at least 100 shareholders, can require New Gates to give notice of any resolutions which may properly be moved, and are intended to be moved, at the next annual general meeting. Notice of such resolutions may be given by New Gates by any manner permitted for the service of notice under the New Gates Bye-laws and shall be given in the same manner and, as far as practicable, at the same time as the notice of the annual general meeting. The request must be received at least six weeks before the annual general meeting, unless the annual general meeting is called for a date six weeks or less after the request is received. A request may not propose any resolution which the New Gates Shareholders would not ordinarily be entitled to vote upon under the New Gates Bye-laws.
The New Gates Bye-laws establish an advance notice procedure for New Gates Shareholders: (a) to make nominations of candidates for election as directors, and (b) to bring other business before an annual general meeting or a special general meeting.
For notices relating to the nomination for election or re-election of directors, New Gates Shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors as required under Regulation 14A under the U.S. Exchange Act and take all applicable steps as required under Regulation 14A, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, New Gates Shareholders must provide a brief description of the business desired to be brought before the meeting, the full text of the proposal or business (including the text of any resolutions proposed for consideration) and a description of all material interests in such business of such shareholder(s), if any. The notice must also contain certain information about the New Gates Shareholder giving the notice, including their name and address, a representation that the Shareholder is a holder of shares in the Company and that the Shareholder intends to vote such shares at such meeting, and any other information relating to the Shareholder, if any, that would be required to be disclosed in a proxy statement or other filings as required under Regulation 14A under the U.S. Exchange Act.
To be timely, a shareholder’s notice must be delivered to New Gates’s registered office not earlier than the close of business on the 120th calendar day nor later than the close of business on the 90th calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting. If the date of an annual general meeting is more than 30 calendar days before or more than 60 calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the member must be delivered in writing not earlier than the close of business on the 120th calendar day prior to such annual general meeting and not later than the close of business on the 90th calendar day prior to such annual general meeting, or, if the first public announcement of the date of such annual general meeting is less than 100 days prior to the date of such annual general meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by New Gates.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Shareholders’ Votes for Certain Matters
Amendments to the Constitutional Documents
Under English law, a special resolution (75 percent majority of the votes cast) of the shareholders is required to amend the Articles. The Gates Industrial Corporation Board does not have the power to amend the Articles without shareholder approval.
Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders, and that a company’s bye-laws may be amended by a resolution of its board and a resolution passed at a general meeting of shareholders. Under the New Gates Bye-laws, the affirmative vote of a majority of the directors of New Gates and the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote will be required in order for New Gates to amend the New Gates Bye-laws or the New Gates Memorandum of Association

Supermajority Shareholder Voting Provisions
Under English law, approval by special resolution (75 percent majority of the votes cast) of shareholders is required in order for Gates Industrial Corporation to take the following actions (among others):
•excluding statutory pre-emption rights on the allotment and issuance of equity securities for cash;
•reducing Gates Industrial Corporation’s share capital;
•re-registering Gates Industrial Corporation as a private company; or
•liquidating Gates Industrial Corporation.
If any such actions amount to a variation of the rights attached to a class of Gates Shares (e.g., an amendment to the Articles which varies or abrogates the rights of an existing class), a separate class vote of the relevant class of Gates Shares is also required.

Resolutions are approved by the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote, unless a different standard is specified in the New Gates Bye-laws or required by the Bermuda Companies Act. Cumulative voting is prohibited. Under the New Gates Bye-laws, if at least two-thirds of New Gates’s directors then in office vote affirmatively to approve a merger or amalgamation, then the affirmative vote of greater than 50% of the votes cast by holders of the issued New Gates Shares entitled to vote virtually, in person or by proxy at a general meeting is required to approve such merger or amalgamation. If less than two-thirds but at least a majority of New Gates’s directors then in office vote affirmatively to approve a merger or amalgamation, then the affirmative vote of at least 75% of the votes cast by holders of the issued New Gates Shares entitled to vote virtually, in person or by proxy at a general meeting is required to approve such merger or amalgamation.

Takeovers / Mergers
Under English law, an acquiring party is generally able to ensure it acquires all of the issued shares of a company in the following ways:
•by a court-approved “scheme of arrangement”, which requires the approval of a majority in number of shareholders representing at least 75 percent in value of the shareholders or class of shareholders composed in the scheme present and voting in person or by proxy at a special meeting convened by order of the court; or
•by way of a contractual takeover offer where acceptances are received from shareholders representing 90 percent (in value and in voting rights) of the shares or class of shares not already owned by the offeror, and statutory “squeeze-out” rights are exercised to acquire the remaining shares.
Statutory mergers under which only one company survives are not available under English law.

Under Bermuda law, an acquiring party is generally able to ensure it acquires all of the issued shares of a company in the following ways:
•by a court-approved “scheme of arrangement”, which requires the agreement of holders of common shares representing in the aggregate a majority in number and at least 75 percent in par value of the common shareholders present and voting at a court ordered meeting or meetings held to consider the scheme;
•by acquiring pursuant to a tender offer 90 percent of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries; or
•where the acquiring party or parties hold not less than 95 percent of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders.
Statutory mergers are available under Bermuda law. For more details on mergers, see “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders — Supermajority Shareholder Voting Provisions” beginning on page 80 of this Document.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Other Shareholder Rights
Shareholder Action by Written Consent
Shareholders of public companies incorporated in England and Wales are not entitled to act by written consent.
Under the New Gates Bye-laws and subject to the Bermuda Companies Act, anything which may be done by resolution of the Shareholders in a general meeting or by resolution of any class of Shareholders in a separate general meeting (other than a resolution to remove an auditor before the expiration of such auditor’s term of office or a resolution to remove a director before the expiration of such director’s term of office) may be done by unanimous written consent, signed by all the Shareholders (or the holders of such class of shares) who would be entitled to attend a meeting and vote on such resolution if the resolution were voted on at a general meeting of the Shareholders.

Pre-emption Rights
Under English law, the issuance for cash of equity securities must be offered first to the existing ordinary shareholders in proportion to the respective nominal amounts (i.e., par values) of their holdings. English law enables pre-emption rights to be disapplied subject to the company’s articles of association or by shareholders’ special resolutions. Failure to receive such approval would severely limit Gates’s ability to issue shares, such as for satisfying equity awards under our 2018 Equity Incentive Plan.
The authority to issue preference shares is subject to Gates Industrial Corporation’s authority to allot shares and, if they constitute equity securities and are being issued for cash, pre-emption rights, in each case as described above.
Bermuda law does not impose statutory pre-emption rights on the allotment and issue of shares of Bermuda companies. Under the New Gates Bye-laws, New Gates Shareholders will not be entitled to pre-emption rights with respect to any issuance of shares by New Gates. New Gates will continue to be subject to NYSE shareholder approval requirements for certain equity issuances.
Variation of Class Rights
Under English law and the Articles, rights attached to a class of Gates Shares may only be varied: (a) with the consent of the holders of 75 percent in nominal value of the issued shares of that class, excluding any shares held as treasury shares, or (b) with the sanction of a special resolution passed by 75 percent of the shares voted at a separate meeting of the holders of that class.
Under English law and the Articles, the following are deemed not to vary the rights attaching to any class of Gates Shares, unless expressly provided by the rights attached to such shares: (a) the issue of further shares ranking in priority to, pari passu with or subsequent to, the relevant class of Gates Shares, and (b) the purchase or redemption by Gates Industrial Corporation of its own shares.

Under the New Gates Bye-laws, if at any time the share capital of New Gates is divided into different classes of shares, the rights attaching to any class of shares (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not New Gates is being wound-up, be varied with the consent in writing or with the sanction of a resolution passed by holders representing at least 75% of the issued shares of such class at a separate meeting of the holders of such class of shares at which meeting the necessary quorum shall be one or more persons holding or representing by proxy at least one-third in nominal value of the issued shares of the relevant class.
In addition, the New Gates Bye-laws provide that, unless otherwise expressly provided by the rights attached to any share or class of shares, the issuance of further shares ranking in priority to, pari passu with, or subsequent to, any existing share or class of shares (including without limitation, preference shares issued), the purchase or redemption by New Gates of any of its own shares and any alteration of capital permitted by Bermuda law and the New Gates Bye-laws shall be deemed not to vary or abrogate rights attaching to any shares or classes of shares of New Gates.
The rights conferred upon the holders of any shares shall not, unless expressly provided in the terms of those rights, be deemed to be altered or abrogated by: (a) the creation or issue of further shares, whether such shares rank in priority to, pari passu with, or subsequent to, any existing share or class of shares (including, without limitation, any preference shares issued); (b) the purchase, redemption, or other repurchase of any shares by New Gates; (c) any alteration of New Gates’s share capital in accordance with the Bermuda Companies Act and the New Gates Bye-laws; and (d) the adoption, implementation, amendment, operation, or effects of any shareholder rights plan in accordance with the New Gates Bye-laws, including the issuance of rights, shares, or other securities in connection therewith.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Shareholder Suits
Under English law, a shareholder may bring a claim against Gates Industrial Corporation: (a) when the Company’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some shareholders, including the shareholder making the claim, or (b) when any act or omission of the Company is or would be so prejudicial.
The courts of England and Wales will have exclusive jurisdiction with respect to any such suits brought by shareholders against the Company or the directors. Under English law, there are two main types of shareholder suit. The first is an unfair prejudice claim which vests with the shareholders directly and gives shareholders the right to petition the court for relief where the affairs of the Company are or have been, conducted in manner unfairly prejudicial to the interests of the members, either generally or in part, or where an actual or proposed act or omission of the Company is, or would be, so prejudicial. The second is a derivative claim for claims vesting in the Company but for which shareholders are entitled to bring the claim provided the court has granted its permission. In making its decision on whether to permit a shareholder to bring a derivative claim, the court will consider a number of discretionary factors such as, among others, whether the shareholder is acting in good faith and whether the company has chosen not to pursue the claim.

There are three forms of action available to shareholders under Bermuda law (i) under section 111 of the Companies Act 1981 for oppressive or prejudicial conduct, (ii) personal claims and (iii) derivative actions.
(i) Oppression claims under section 111: To bring an oppression/unfair prejudice claim, the shareholder must demonstrate that the affairs of the Company are being conducted or have been conducted in a manner which is oppressive or prejudicial to the interest of some part of the members. Usually, the claim is bought against the party responsible for causing the oppressive conduct (often a majority shareholder) and the Company is named as a nominal defendant. In an application under section 111 the Supreme Court of Bermuda may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the oppressed shareholder's shares by the party responsible for the oppression or by the Company itself.
(ii) Personal claims: Shareholders are entitled to bring personal claims when there has been an infringement of their individual rights as a shareholder. The personal rights of shareholders emanate from statute, private agreements and the bye-laws of the Company. Breaches of the entitlements arising under these documents can give rise to personal claims. Certain breach of duty claims may give rise to personal claims by shareholders, including where the directors act with an improper purpose when using their fiduciary powers over the shares in the Company solely for the purpose of destroying an existing majority or creating a new majority which did not previously exist, or where they fail to follow the voting procedures set out in the bye-laws.
(iii) Derivative claims: Derivative claims arise where the directors of the Company owe fiduciary duties to the Company as a matter of Bermuda law. If the directors breach those duties, it is usually only the Company that has the right to make a claim against them (save in the specific circumstances of a personal claim, referred to above). The shareholders can, in certain limited circumstances, bring this claim on behalf of the Company by way of derivative proceedings. In order to bring such a claim, the shareholder must establish: a fraud on the minority, that a decision has been made not to sue in respect of a wrong done to a company where the wrong is fraudulent or beyond the powers of the Company, and that the Company is presently controlled by the wrongdoers, such that the Company will not bring the action. Derivative claims require the permission of the Court to proceed.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Dissenter’s Right of Appraisals
No dissenter’s / appraisal rights are available under English law.
A dissenting shareholder that did not vote in favor of a statutory amalgamation or merger of a Bermuda exempted company limited by shares is entitled to be paid the fair value of his or her shares in an amalgamation or merger as appraised by the Bermuda Supreme Court
Where the holders of not less than 95 percent of the shares or any class of shares of a company give notice for the compulsory acquisition of the remaining shareholders, shareholders who are subject to such notice may apply to the Bermuda Supreme Court for an appraisal of the value of their shares.

Shareholder Rights Plans
Gates Industrial Corporation does not have a shareholder rights plan in place, although as described above the provisions of the Articles of Gates generally permit the Board to allot and issue securities subject to certain requirements.
English companies do not typically authorize shareholder rights plans for various reasons, including: (a) the U.K. Takeover Code (which does not apply to Gates) prohibits a company to which it applies from taking actions which may frustrate an offer; (b) the authority to allot and issue shares and the disapplication of pre-emption rights in respect of issues of equity securities for cash is subject to shareholder approval (as described above in relation to Gates Industrial Corporation); and (c) the exercise of directors’ powers under the company’s constitution (including to issue shares or rights) must be for a proper purpose (and not a collateral purpose) and an exercise of directors’ powers must be done in a manner in which the directors consider, in good faith, would be most likely to promote the success of the company for the benefit of its members as a whole.

Under Bermuda law, if the board of a company is authorized to issue shares with preferential, deferred, qualified or special rights, privileges or conditions, a shareholder rights plan may be adopted, provided that the validity of the plan (both adoption of the plan and on issuance of the rights) will depend upon the compliance by the directors of the company with their fiduciary duties, in particular whether or not any shareholder rights plan (or issuance thereunder) represents an exercise of directors’ powers under the company’s constitution for a proper purpose (and not a collateral purpose) and an exercise of directors’ powers fairly as between shareholders and not in such a way as to favor improperly one section of the shareholders against another.
New Gates will not have a shareholder rights plan, or poison pill, upon Redomiciliation. Any rights plan adopted by the Board without prior shareholder approval will automatically terminate one year after adoption of the plan unless the plan is approved by shareholders prior to such termination.

Purchase of Shares
Share Buybacks
Under English law, a company may, in certain circumstances, purchase its own shares either: (a) on-market on a recognized stock exchange, which does not include the NYSE (and so this method cannot currently be utilized by Gates Industrial Corporation), or (b) off-market (i.e., other than on a recognized stock exchange). Any such buyback must be funded from distributable reserves or the proceeds of a new share issuance.
For Gates Industrial Corporation to make off-market purchases of Gates Shares, its shareholders must provide authorization to the Company to do so by way of an ordinary resolution. Such authorization must specify an expiry date with a maximum period of five years before it is required to be renewed.
For an off-market purchase, the proposed purchase contract and the identity of the counterparty must be authorized by ordinary resolution of the shareholders before being entered into. The purchase contract must also be made available for inspection by the shareholders at Gates Industrial Corporation’s registered office at least 15 days ending with the date of the general meeting where the resolution to approve the purchase contract is being proposed and at the general meeting itself.
Gates Industrial Corporation’s current shareholder authorization for its share repurchase contracts and counterparties is scheduled to expire in June 2029.

Under Bermuda law and the New Gates Bye-laws, New Gates may purchase its own shares for cancellation or acquire them as treasury shares on such terms as the New Gates Board shall think appropriate, without any distinction between on-market and off-market purchases. The New Gates Board may exercise all the powers of New Gates to purchase or acquire all or any part of its own shares, so long as a solvency test is met and any amounts due to a shareholder upon the purchase of their shares is paid in accordance with the Bermuda Companies Act.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Directors and Officers and Related Party Transactions
Number of Directors
Under the Companies Act, the board must consist of at least two directors.
Under the Articles, unless otherwise decided by the Company by ordinary resolution, the number of directors must not be less than two and is not subject to a maximum number.
Under the Bermuda Companies Act, the board must consist of at least one director. The number of directors that shall constitute the entire Board shall be fixed, from time to time, exclusively by the Board, subject to the rights of the holders of any series of preferred shares with respect to the election of directors, if any. The Board shall consist of a minimum of two directors and such maximum number as the Board may from time to time determine.
Election and Removal
The shareholders of a company incorporated in England and Wales may remove a director with or without cause by ordinary resolution, irrespective of any provisions in the company’s articles of association, provided that 28 clear days’ notice of the resolution is given to the company. In addition, a person ceases to be a director of a company if all of the co-directors for the time being give notice requiring a director to resign or (for non-executive directors) the other directors resolve to require a director to resign (and the director fails to do so within 30 days).
Pursuant to the New Gates Bye-laws, a director may be removed from office by Shareholders between Annual General Meetings with or without cause, at a special general meeting called for such purpose upon the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote on such matter. Notice of the shareholders’ meeting convened to remove the director must be provided to the director not less than 14 days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his or her removal.

Shareholders of public companies incorporated in England and Wales are not entitled to elect or remove directors by written resolution.
The shareholders of a company incorporated in Bermuda may not act by written consent to elect or remove a director before the expiration of their term of office unless explicitly permitted by the company’s bye-laws.
Under the New Gates Bye-laws, New Gates Shareholders will be permitted to act by unanimous written consent to elect directors.

Directors may be appointed by ordinary resolution. The Articles do not contain provisions that modify the voting procedure in where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at the general meeting).
Under the New Gates Bye-laws, at any meeting duly called and held for the election or re-election of directors at which a quorum is present, directors shall be elected by a resolution passed by the affirmative vote of a majority of the votes cast by New Gates Shareholders entitled to vote on the election of directors. Where the election of a director is contested (i.e., the total number of director nominees properly nominated in accordance with the New Gates Bye-Laws and not withdrawn exceeds the number of directors to be elected as of the record date for such general meeting), the New Gates Bye-laws provide a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied) instead of by ordinary resolution as would normally be required for the appointment of directors. Following their election, all directors, upon election or appointment (except upon re-election at an Annual General Meeting), must provide written acceptance of their appointment in such form as the New Gates Board may think fit, by notice in writing to the New Gates’s Registered Office within 30 days of their appointment.

Vacancies
Shareholders of record may by ordinary resolution, and the Board may, appoint a person who is willing to act as a director, either to fill a vacancy or as an additional director.	The New Gates Bye-laws provide that the New Gates Board, by the affirmative vote of a majority of the remaining directors in office (even if less than a quorum), shall have the power to appoint any person as a director to fill a vacancy on the New Gates Board. Any director so appointed shall hold office for the remainder of the term of the director whose vacancy such director was appointed to fill, and under such director's successor shall have been elected and qualified. The New Gates Bye-laws also provide that New Gates Shareholders in general meeting shall have the power to appoint any person as a director to fill a vacancy on the New Gates Board.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Duties of Directors
Under the Companies Act, directors are required:
•to act in accordance with the company’s constitution and exercise powers only for the purposes for which they are conferred;
•to act in a way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its shareholders as a whole;
•to exercise independent judgment;
•to exercise reasonable care, skill and diligence;
•to avoid conflicts of interest;
•to not accept benefits from third parties; and
•to declare any interest in proposed transactions with the company.

Under Bermuda common law, directors of a company owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and to exercise their powers and fulfill the duties of their office honestly. This duty includes the following essential elements:
•to act in good faith in the best interests of the company;
•not to make a personal profit from opportunities that arise from the office of director;
•to avoid conflicts of interest; and
•to exercise powers for the purpose for which such powers were intended.
The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:
•to act honestly and in good faith with a view to the best interests of the company; and
•to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Conflicts of Interests / Related Party Transactions
Under the Articles, provided that a director has declared the nature and extent of his or her interest in a proposed transaction or arrangement with the Company, a director notwithstanding his or her office:
•may be party to, or otherwise interested in a transaction with the Company or in which it is otherwise (directly or indirectly) interested;
•may act in a professional capacity for the Company and is entitled to remuneration for professional services as if he or she were not a director; and
•may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.
However, under the Articles, a director is not permitted to vote on any matter in which he or she (or a person connected with them) has an interest (and any vote cast by such a director in these circumstances must be disregarded) unless such interest: (i) cannot reasonably be regarded as likely to give rise to a conflict; (ii) otherwise falls within a series of specified exceptions such as where the interest arises only by virtue of shareholdings below a certain threshold, or in relation to employee benefit arrangements, insurance, indemnities, and other specified circumstances; or (iii) is approved by an ordinary resolution of the Company. In addition, under English law, certain transactions between Gates Industrial Corporation and a director of Gates Industrial Corporation (or a person connected with such director, which includes, among others, companies in which the director is interested in at least 20 percent of the share capital or is entitled to control more than 20 percent of the voting power) are prohibited unless approved by the shareholders. These transactions include loans, quasi-loans, credit transactions and substantial property transactions (i.e., transactions involving the acquisition of substantial non-cash assets).

Bermuda law does not generally require shareholder approval of related party transactions unless there is an independent approval requirement for such transaction under Bermuda law or a company’s bye-laws. Bermuda law requires shareholder approval of a related party transaction where (subject to certain limited exceptions) a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt). Under Bermuda law, if a director discloses a direct or indirect interest in any contract or arrangement, such director will be entitled to vote in respect of any such contract or arrangement in which he or she is interested, unless a company’s bye-laws provide otherwise. Under the New Gates Bye-laws, a director who is directly or indirectly interested in a contract or proposed contract or arrangement with New Gates shall not be permitted to vote in respect of any contract or proposed contract or arrangement in which such director is interested and may not be counted in the quorum for such meeting.
Notwithstanding the foregoing, related party transactions are primarily governed under the NYSE Shareholder Approval Rule, SEC disclosure requirements and the New Gates Bye-laws. Under the New Gates Bye-laws, in order to authorize a Covered Transaction, the following procedures are required to be followed for a Covered Transaction to be validly authorized: (a) if the New Gates Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the New Gates Board must form an Independent Committee, (b) the Independent Committee will be granted the authority, on behalf of the New Gates Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) will be final, and (c) after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction will need to be approved by at least two-thirds of the members of the Independent Committee, a majority of the members of the New Gates Board and by a majority of the votes cast by Shareholders entitled to vote thereon; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum, will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote, but shares held by a Significant Shareholder or any director or executive officer that owns an interest in any such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Remuneration
English law requires Gates Industrial Corporation to hold a binding shareholder vote on its directors’ remuneration policy at least once every three years. Remuneration payments made to directors and former directors of a company incorporated in England and Wales need to be consistent with the terms of the approved remuneration policy or otherwise approved by shareholder resolution.
The directors of a company incorporated in England and Wales must prepare a directors’ remuneration report annually. The directors’ remuneration report must form part of the annual financial statements and must be presented to the shareholders for approval at a general meeting.
English law requires, in the case of officers who are considered directors under English law, that employment agreements with a guaranteed term of more than two years be subject to the prior approval of shareholders.
Gates Industrial Corporation currently publishes its directors’ remuneration report and remuneration policy in both its U.K. Annual Report and in its annual proxy statement filed with the SEC.
Gates Industrial Corporation is also subject to various compensation reporting requirements under the SEC and the NYSE rules and regulations, including the “say on pay” rules promulgated by the SEC, which require an advisory shareholder vote on executive pay at least every three years.

Under Bermuda Law, directors may receive such compensation for attendance at any meetings of the New Gates Board (or a meeting of a committee) and any expenses incidental to the performance of their duties as the New Gates Board or a committee of the New Gates Board determines, without any requirement for approval of such remuneration by the shareholders.
New Gates will remain subject to the same various compensation reporting requirements under the SEC and the NYSE rules and regulations, including the “say on pay” rules promulgated by the SEC, which require an advisory shareholder vote on executive pay at least every three years.

Liability of Directors and Officers
Subject to exceptions, English law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability to the company or any associated company in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company. However, a company incorporated in England and Wales is permitted to purchase and maintain limited insurance for a director or executive officer of the company against any such liability.

Shareholders can ratify by ordinary resolution a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.

Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.
The New Gates Bye-laws contain a provision by virtue of which the New Gates Shareholders waive any claim or right of action a Shareholder might have (whether individually or by or in the right of New Gates) against any director or officer of New Gates on account of any action taken by such director or officer, or the failure of such director or officer to take any action in the performance of such director’s or officer’s duties with or for New Gates or any subsidiary of New Gates; provided that such waiver will not extend to any matter in respect of any fraud or dishonesty which may attach to such director or officer nor shall such waiver extend to any claims of violations of the U.S. Securities Act or the U.S. Exchange Act which waiver would be prohibited by Sections 14 of the U.S. Securities Act and 29(a) of the U.S. Exchange Act.
Consequently, this waiver limits the right of Shareholders to assert claims against our officers and directors unless the act or failure to act involves fraud or dishonesty or involves claims of violations of the U.S. Securities Act or the U.S. Exchange Act.
Shareholders can ratify by a resolution in a general meeting a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.

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Part V – Additional Information	Table of Contents

Provisions Applicable to Gates Shareholders	Provisions Applicable to New Gates Shareholders
Indemnification
The Articles include a provision that allows the Company to indemnify, to the extent permitted by law, any person who is or was a director of Gates Industrial Corporation against any loss or liability to a person other than the company or an associated company, whether in connection with any negligence, default, breach of duty or breach of trust by him or her or otherwise, in relation to the Company or any associated company.

The Articles and section 233 of the Companies Act also permit Gates Industrial Corporation to purchase and maintain insurance for the benefit of persons including any director or secretary of Gates Industrial Corporation, any holding company, any of their respective subsidiary undertakings and certain other allied or associated bodies against any liability incurred by or attaching to such persons in relation to such person’s duties, powers or offices in relation to such entities. Gates Industrial Corporation currently has in place and maintains a directors’ and officers’ liability policy for such purpose.

Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.
The New Gates Bye-laws provide that New Gates will indemnify New Gates’s officers and directors in respect of their actions in an official capacity as officers or directors or in any other capacity while serving as an officer or director, except in respect of any matter which would render indemnification void pursuant to the Bermuda Companies Act or other applicable law, rule or listing regulations, and that New Gates will advance funds to New Gates’s officers and directors for expenses incurred in their defense if authorized by the New Gates Board and upon receipt of an undertaking by the applicable officer or director to repay the funds if any allegation of fraud or dishonesty is proved against such officer or director. Section 98A of the Bermuda Companies Act permits New Gates to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. New Gates expects to purchase and maintain a directors’ and officers’ liability policy for such purpose. directors’ and officers’ liability policy for such purpose.
The New Gates Bye-laws indemnification provisions extend to cover situations where an officer or director, despite any potential defect in their appointment or election, is acting under the reasonable belief that they were properly appointed or elected. Specifically, even if there is a defect in the formal process of appointment or election, indemnification will be provided as if the officer or director were duly appointed or elected, ensuring that they are protected from liabilities incurred in the course of performing their duties. Additionally, it provides that indemnified individuals are not liable for the actions or omissions of other indemnified individuals.

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Part V – Additional Information	Table of Contents
Information on the Gates Industrial Corporation and New Gates Directors
The Gates Industrial Corporation and New Gates Directors
The current directors and their respective functions are set out in the table below, as of May 8, 2026.

Name	Age	Position

Neil P. Simpkins	60	Director, Chair
Ivo Jurek	61	Director, Chief Executive Officer
Joseph S. Cantie	62	Director
Fredrik Eliasson	55	Director
James W. Ireland, III	71	Director
Stephanie K. Mains	58	Director
Wilson S. Neely	70	Director
Dr. Peifang Zhang	64	Director
The New Gates directors and the executive officers of New Gates immediately after Effective Date will be the same as the directors and executive officers of Gates Industrial Corporation immediately prior to the Effective Date.
Gates Industrial Corporation’s registered office is at The Pavilions, Bridgwater Road, Bristol, England, BS13 8FD.
Continuing Executive Officer and Director Positions
After the Effective Date, these persons, as the New Gates directors and the executive officers of New Gates will receive their remuneration from New Gates or one of its affiliates, and the total compensation to be paid to each of those individuals will not be varied as a result of the Redomiciliation. In addition, the responsibilities of individual New Gates directors and the executive officers will remain unchanged in all material respects following implementation of the Redomiciliation.
Exculpation and Indemnification
Subject to the provisions of the Companies Act, the directors of Gates Industrial Corporation are currently indemnified against any liability incurred by such person for negligence, default, breach of duty or breach of trust in relation to the affairs of Gates Industrial Corporation. The New Gates Bye-laws contain similar indemnification provisions, although the scope of indemnification provided to the New Gates directors is limited in accordance with the Bermuda Companies Act. For more information on the limitations on the ability of a Bermuda company to indemnify its directors, see “Part V Additional Information — Comparison of the Rights of Gates Shareholders and New Gates Shareholders — Indemnification” beginning on page 87 of this Document.
In addition, in connection with the Redomiciliation, we expect that New Gates (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of the New Gates directors and certain officers of New Gates, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be similar to that which is currently afforded by Gates Industrial Corporation.
Gates Equity Incentive Plans
The Gates Equity Incentive Plans and the award agreements, awards and arrangements outstanding thereunder provide for options, restricted stock units, performance share units or other rights to purchase or receive Gates Shares (or the right to receive benefits or amounts by reference to those Gates Shares).
The Company will inform participants in the Gates Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Gates Equity Incentive Plans in respect of Gates Shares after the Scheme Record Time, and future awards will be granted under the assumed 2018 Equity Incentive Plan with respect to New Gates Shares.

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Part V – Additional Information	Table of Contents
Exchange and Exercise of Awards
In connection with the Redomiciliation, New Gates will adopt and assume each of the Gates Equity Incentive Plans or make other arrangements for any outstanding awards under the Gates Equity Incentive Plans to be exercisable for or settled in New Gates Shares. To the extent required, the Gates Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Gates Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Gates Shares. All such awards will otherwise generally be subject to the same terms and conditions (including the same vesting conditions and, with respect to any stock options, the same exercise price) as were applicable to such awards immediately prior to the Scheme Record Time. The Scheme will not result in a “change in control” for purposes of the Gates Equity Incentive Plans.
Employee Benefit Plans
At the Effective Date, the obligations of Gates Industrial Corporation with respect to each of its employee benefit and/or compensation plans, trusts, agreements, programs or arrangements shall be assumed by New Gates (or a subsidiary thereof) and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.
Independent Auditors
The consolidated financial statements of Gates Industrial Corporation plc and its subsidiaries as of December 31, 2025 and December 28, 2024, and for each of the years in the three (3)-year period ended December 31, 2025, incorporated by reference into this Document, and the effectiveness of internal controls over financial reporting as of December 31, 2025, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report, which is incorporated by reference herein.
Where You Can Find More Information
Gates Industrial Corporation is subject to the informational requirements of the U.S. Exchange Act and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Gates Industrial Corporation files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at +1(800) 732-0330 for further information on the public reference rooms. Gates Industrial Corporation’s SEC filings also are available to the public from commercial document retrieval services and at the SEC’s website at www.sec.gov. You may also access the SEC filings and obtain other information about Gates Industrial Corporation through the website maintained by Gates Industrial Corporation, which is investors.gates.com. The information contained on the website is not incorporated by reference in this Document.
Gates Industrial Corporation has filed this Document as a proxy statement on Schedule 14A with the SEC in connection with the Meetings to approve the Redomiciliation. This Document is not intended to be, and is not, a prospectus for purposes of the U.K. Financial Conduct Authority’s Prospectus Rules and Listing Rules.
The SEC allows Gates Industrial Corporation to “incorporate by reference” into this Document the information that Gates Industrial Corporation files with the SEC, which means that Gates Industrial Corporation can disclose important information to you by referring you to those documents. Any information incorporated this way is considered to be part of this Document, and any information that we file later with the SEC will automatically update and supersede this information. SEC rules and regulations also allow Gates Industrial Corporation to “furnish” rather than “file” certain reports and information with the SEC. Any such reports or information which we have indicated as being “furnished” shall not be deemed to be incorporated by reference in, or otherwise be considered to be a part of, this Document, regardless of when furnished to the SEC. Gates Industrial Corporation incorporates by reference the following documents that it has filed with the SEC, and any future filings that it makes with the SEC following the date hereof and prior to the date of the General Meeting under Sections 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act (other than information furnished rather than filed):
•Gates Industrial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 12, 2026;
•Gates Industrial Corporation’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2026;
•Gates Industrial Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 1, 2026; and

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•Gates Industrial Corporation’s Current Reports on Form 8-K (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations) filed with the SEC since February 12, 2026.
You can obtain the documents incorporated by reference herein by accessing the SEC’s website at www.sec.gov. Gates Industrial Corporation will also provide you with copies of these documents without charge. These documents are available to any Shareholder, including any beneficial owner, upon request directed to Gates Industrial Corporation plc, 1144 Fifteenth Street, Denver, Colorado 80202 United States, Attention: Gates Investor Relations. You may also obtain copies of certain of these documents by accessing Gates Industrial Corporation’s website at investors.gates.com, under the heading “SEC Filings”. To ensure timely delivery of these documents, any such request must be made no later than 10 Business Days prior to the date of the Meetings. The exhibits to these documents generally will not be made available unless they are specifically incorporated by reference herein or are otherwise requested by you.
No person has been authorized to give any information or make any representations other than those included or incorporated by reference herein and, if given or made, such information or representations must not be relied upon as having been authorized by Gates Industrial Corporation, the directors, New Gates, the New Gates directors or any other person involved in the Scheme. Neither the delivery of this Document, the occurrence of the Meetings, the occurrence of the Court Hearing nor the filing of the Court Order (and the related statement of capital) shall, under any circumstances, create any implication that there has been no change in the affairs of Gates Industrial Corporation or New Gates since the date hereof or that the information included or incorporated by reference herein is correct as of any time subsequent to its date.
Publication on Website
A copy of this Document and the information incorporated by reference herein is and will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Gates Industrial Corporation’s website at investors.gates.com.
We use our website as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and public conference calls, and webcasts. In addition, you may automatically receive email alerts and other information about Gates Industrial Corporation when you enroll your email address by visiting the “Investor Resources-Email Alerts” section of our website at https://investors.gates.com. The contents of our website and any alerts are not, however, a part of this Document.

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Other Information
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of , 2026, with respect to the number of Gates Shares owned by (a) each director of the Company, (b) each named executive officer of the Company, (c) all directors and executive officers and nominees as a group and (d) each shareholder known by the Company to own beneficially more than five percent of a class of the outstanding common stock. As of , 2026, there were Gates Shares outstanding. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name, and the address of each beneficial owner is 1144 Fifteenth Street, Suite 1400, Denver, Colorado 80202.

		Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Address	(#)	(%)

5% or greater shareholders:
Blackrock, Inc.(1)	50 Hudson Yards New York, NY 10001	28,830,770	11.2%
FMR LLC(2)	245 Summer Street Boston, Massachusetts 02210	16,452,923	6.4%
Vanguard Capital Management LLC(3)	100 Vanguard Blvd. Malvern, PA, 19355	13,375,910	5.3%
Vanguard Portfolio Management LLC(4)	100 Vanguard Blvd. Malvern, PA, 19355	13,122,379	5.2%
Allspring Global Investments Holdings, LLC(5)	1415 Vantage Park Drive Charlotte, NC 28203	12,596,459	5.0%
Directors and Named Executive Officers:
Joseph S. Cantie, Director(6)		7,867	*
Fredrik Eliasson, Director(6)		188,539	*
James W. Ireland, III, Director(6)		64,691	*
Ivo Jurek, Chief Executive Officer and Director(7)		4,624,965	1.8%
Stephanie K. Mains, Director(6)(8)		16,119	*
Wilson S. Neely, Director(6)(9)		135,053	*
Neil P. Simpkins, Director and Chair(6)(10)		1,032,397	*
Dr. Peifang Zhang, Director(6)(11)		—	*
Cristin C. Bracken, Executive Vice President, Chief Legal Officer (12)		169,923	*
L. Brooks Mallard, Executive Vice President, Chief Financial Officer(13)		374,708	*
Gwen Montgomery, Former Executive Vice President, Chief Human Resources Officer(14)		140,066	*
Thomas G. Pitstick, President, Americas(15)		468,240	*
Directors and executive officers as a group (12 persons)(16)		7,222,568	2.8%
*Represents less than 1%.
1.The number of shares held and percentage of outstanding shares were obtained from the holder’s Schedule 13G/A filing with the SEC filed January 21, 2026, which reports ownership as of December 31, 2025. The Schedule 13G/A filing indicates that the holder had sole voting power over 28,220,674 shares, sole dispositive power over 28,830,770 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.

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2.The number of shares held and percentage of outstanding shares were obtained from the holder’s Schedule 13G/A filing with the SEC filed February 5, 2026, which reports ownership as of December 31, 2025. The Schedule 13G/A filing indicates that the holder had sole voting power over 16,434,281 shares, sole dispositive power over 16,452,923.15 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.
3.The number of shares held and percentage of outstanding shares were obtained from the holder’s Schedule 13G filing with the SEC filed April 29, 2026, which report ownership as of March 31, 2026. The Schedule 13G filing indicates that the holder had sole voting power over 1,956,825 shares, sole dispositive power over 13,375,910 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.
4.The number of shares held and percentage of outstanding shares were obtained from the holder’s Schedule 13G filing with the SEC filed April 29, 2026, which reports ownership as of March 31, 2026. The Schedule 13G filing indicates that the holder had sole voting power over 30,965 shares, sole dispositive power over 13,122,379 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.
5.The number of shares held and percentage of outstanding shares were obtained from the holder’s Schedule 13G/A filing with the SEC filed April 14, 2026, which reports ownership as of March 31, 2026. The Schedule 13G/A filing indicates that the holder had sole voting power over 12,006,068 shares, sole dispositive power over 12,596,459 shares, shared voting power over 0 shares, and shared dispositive power over 0 shares.
6.Does not include unvested time-based RSUs held by non-employee directors in connection with their service as directors.
7.Includes (i) 1,884,435 Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) 2,740,530 Gates Shares owned by Mr. Jurek, 680,894 of which are owned indirectly through a trust of which Mr. Jurek’s spouse is the trustee.
8.Does not include 42,283 RSUs that are vested but deferred pursuant to the Supplemental Retirement Plan.
9.Includes (i) 6,000 Gates Shares held through a family trust through which Mr. Neely shares the power to vote or direct the vote of, and the power to dispose or direct the disposition of, such shares and (ii) 5,952 Gates Shares held by Mr. Neely’s spouse.
10.Mr. Simpkins shares with his spouse through a family limited liability company the power to vote or direct the vote of, and the power to dispose or direct the disposition of, 1,001,211 Gates Shares.
11.Does not include 54,947 RSUs that are vested but deferred pursuant to the Supplemental Retirement Plan.
12.Includes (i) no Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) 169,923 Gates Shares owned by Ms. Bracken. On April 27, 2026, Ms. Bracken notified Gates Industrial Corporation of her intention to retire from her role with the Company effective as of June 5, 2026.
13.Includes (i) 129,346 Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) 245,362 Gates Shares owned by Mr. Mallard.
14.Includes (i) 52,520 Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) 87,546 Gates Shares owned by Ms. Montgomery. Ms. Montgomery is our former Executive Vice President, Chief Human Resources Officer whose employment with Gates Industrial Corporation terminated on December 1, 2025.
15.Includes (i) 179,819 Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) 288,421 Gates Shares owned by Mr. Pitstick.
16.Shares shown as beneficially owned by directors and executive officers as a group reflect: (i) 2,246,120 Gates Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days, and (ii) and 4,976,448 Gates Shares owned. Does not include 97,230 RSUs that are vested but deferred pursuant to the Supplemental Retirement Plan.
Resolutions after the Redomiciliation
Assuming the Scheme becomes effective and upon consummation of the Redomiciliation, New Gates Shareholders will be entitled to present proposals for consideration at forthcoming meetings of New Gates Shareholders, provided that they comply with the proxy rules promulgated by the SEC, the New Gates Bye-laws and general laws of Bermuda. The deadline for submission of all proposals by New Gates Shareholders to be considered for inclusion in New Gates’s proxy statement for its first Annual General Meeting following the Redomiciliation will be disclosed in a subsequent filing with the SEC.
Postponements of the Meetings
At any time prior to commencement of the Court Meeting or the General Meeting, Gates Industrial Corporation may postpone the Court Meeting or the General Meeting one or more times for any reason without the approval of Gates Shareholders. If the Meetings were postponed, Gates Industrial Corporation could use the additional time to solicit additional proxies, including the solicitation of proxies that have previously authorized a proxy through the internet or by returning the applicable executed paper Proxy Card(s) or Voting Instruction Form(s).
Any adjournment or postponement of the Court Meeting or the General Meeting for the purpose of soliciting additional proxies will allow Shareholders of record who have already delivered their proxies to revoke them at any time prior to their use at the applicable Meeting.

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PART VI – NOTICE OF THE COURT MEETING

CR-2026-
IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)
Insolvency and Companies Court Judge
IN THE MATTER OF GATES INDUSTRIAL CORPORATION PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
NOTICE IS HEREBY GIVEN that, by an order dated , 2026 made in the above matters, the High Court of Justice of England and Wales has given permission for a meeting (the “Court Meeting”) to be convened of the holders (“Gates Shareholders”) of ordinary shares of $0.01 each (the “Gates Shares”) in the capital of Gates Industrial Corporation plc, a public limited company incorporated in England and Wales with registered number 10980824 (the “Company” or “Gates Industrial Corporation”) for the purpose of considering and, if thought fit, approving:
(with or without modification) a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Gates Shares comprising Scheme Shares (as defined in the Scheme) (the “Scheme Shareholders”) and that such meeting will be held by electronic means at the following website www.virtualshareholdermeeting.com/GTES2026SM at a.m. Mountain Time on , 2026, at which time and place all Scheme Shareholders are requested to attend, in virtual format or by proxy.
A copy of the Scheme and the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the document of which this notice forms part.
At the Court Meeting, the following resolution will be proposed:
“That the scheme of arrangement dated , 2026 (the “Scheme”) between the Company and the Scheme Shareholders (as defined in the Scheme), a print of which has been produced to this meeting and, for the purposes of identification, signed by the chair hereof, in its original form or with or subject to any modification, addition or condition approved by the Court, and consented to by Gates Industrial Corporation Ltd., be approved and the directors of the Company be authorized to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.”
Scheme Shareholders may vote in virtual format at the Court Meeting, or they may appoint another person or persons, whether a member or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting.
Voting on the resolution at the Court Meeting will be by a poll, which shall be conducted as the chair of the Court Meeting may determine. On a poll, each Gates Share is entitled to one vote on each matter properly brought before the Court Meeting and submitted to the Scheme Shareholders for approval.
Scheme Shareholders entitled to attend and vote at the Court Meeting should complete, sign, date and return the Proxy Card enclosed or provided under separate cover (labelled “Court Meeting”) (the “Proxy Card”) by mail, or submit their proxy through the internet before the Court Meeting at www.proxyvote.com, in each case, as soon as possible so that their Gates Shares are represented and voted at the Court Meeting. Instructions for voting through the internet are printed on the Proxy Card.

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In order to submit their proxy through the internet, Scheme Shareholders should have their Proxy Card available so they can input the required information from the Proxy Card, and log onto the internet website address shown on the Proxy Card. When Scheme Shareholders log onto the internet website address, Scheme Shareholders will receive instructions on how to submit their proxy to vote their Gates Shares. The internet proxy submission procedures are designed to authenticate proxies submitted by use of a personal identification number, which will be provided to each Gates Shareholder separately. Proxies submitted through the internet will be as effective as voting by completing, signing, dating and returning your Proxy Card.
Each Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Court Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that Scheme Shareholder. For the avoidance of doubt, any proxy appointed to exercise all or any of the rights of any Scheme Shareholder may delegate some or all such rights in respect of some or all of the shares in respect of which they have been appointed a proxy to one or more persons by substitute proxy, power of attorney or as otherwise approved by the Company.
If you require additional Proxy Cards, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833. To be valid, the submission of a Proxy Card must be received by a.m. Eastern Time on , 2026 (or if the Court Meeting is adjourned, by a.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting).
Scheme Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by a.m. Eastern Time on , 2026 (or if the Court Meeting is adjourned, by a.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting). If not so lodged, Scheme Shareholders (and duly appointed proxies) may attend and vote at the Court Meeting by electronic means by visiting www.virtualshareholdermeeting.com/GTES2026SM on the day of the Court Meeting and entering the 16-digit control number included in your Proxy Card. Online access to the webcast will open approximately 15 minutes prior to the start of the Court Meeting.
Completion and return of a Proxy Card by mail or via the internet will not prevent a Scheme Shareholder from attending, speaking and voting by electronic means at the Court Meeting, or any adjournment thereof, if such Scheme Shareholder wishes and is entitled to do so.
The register of members of the Company as at 5:00 p.m. Eastern Time on , 2026 has been fixed as the record date for determining those Scheme Shareholders who are entitled to receive notice of the Court Meeting or any adjournment thereof. 5:00 p.m. Eastern Time on , 2026 will also serve as the record date for determining those holders of Gates Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Gates Shares at the Court Meeting.
Entitlement to attend, speak and vote at the Court Meeting or any adjournment thereof, and the number of votes which may be cast at the Court Meeting, will be determined by reference to the register of members of the Company as at 5:00 p.m. Eastern Time on , 2026 or, if the Court Meeting is adjourned by 48 hours or more, 5:00 p.m. Eastern Time on the date which is 10 days before the date fixed for the adjourned meeting, or, if Gates Industrial Corporation gives notice of the adjourned Court Meeting, and an entitlement time is specified in that notice, the time specified in that notice. In the case of joint holders of Gates Shares comprising Scheme Shares, the vote of the senior holder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.
For DTC participants holding Gates Shares, Cede & Co., the nominee for DTC, is considered the shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Voting Instruction Form(s) enclosed or provided under separate cover or in such other form (including electronically) as the Company may permit.
References to the proxy committee of the Company in any proxy given by or on behalf of a DTC participant shall be deemed to mean , or failing , Ivo Jurek, or failing him, John S. Patouhas.
A Scheme Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the Court Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Gates Shares.
By the said order, the Court has appointed Ivo Jurek, or failing him, any other director or secretary of the Company to act as chair of the Court Meeting, and has directed the chair to report the result thereof to the Court.

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The Scheme will be subject to the subsequent sanction of the Court.
Dated: , 2026
Sidley Austin LLP
70 Saint Mary Axe London
EC3A 8BE
Solicitors for the Company
Notes:
Special arrangements for the Court Meeting Your vote is important, regardless of the number of Gates Shares you own. To make sure your Gates Shares are represented at the Court Meeting, please submit your proxy or your voting instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Court Meeting in virtual format. You may submit your proxy or voting instructions either through the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the Proxy Card or Voting Instruction Form enclosed or provided under separate cover in the envelope provided. If you have any questions or need assistance voting your Gates Shares, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.
As of , 2026, the last practicable date prior to the publication of this notice, there were Gates Shares in issue and entitled to vote. A copy of this notice can be found at https://investors.gates.com/governance/Proxy-Materials/.

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PART VII – NOTICE OF THE GENERAL MEETING OF GATES INDUSTRIAL CORPORATION PLC

Time and Date , 2026 a.m. Mountain Time	Location Live webcast at www.virtualshareholdermeeting.com/GTES2026SM	Voting Record Date You can vote and attend the General Meeting if you were a Shareholder of record at the close of business on , 2026.

NOTICE IS HEREBY GIVEN THAT a general meeting of Gates Industrial Corporation plc (the “Company” or “Gates Industrial Corporation”) will be held by electronic means in accordance with Article 48A of the Company’s Articles of Association (the “Articles”) at the following website www.virtualshareholdermeeting.com/GTES2026SM at a.m. Mountain Time on , 2026, (or as soon thereafter as the Court Meeting (as defined in the Definitions section of the document of which this notice forms part (the “Document”)) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, approving the following resolutions as ordinary and special resolutions of the Company (as the case may be, as indicated below) (the “General Meeting”).
SPECIAL RESOLUTIONS
1.THAT the scheme of arrangement, substantially in the form of “Part III The Scheme of Arrangement” of the accompanying Document, in its original form or with or subject to any modification, addition or condition approved by the High Court of Justice of England and Wales (the “Court”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the Scheme Shareholders (as defined therein) (the “Scheme”) be approved and the directors of the Company be, and they are hereby authorized, to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;
2.THAT the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares (the “Gates Reduction of Capital”);
3.THAT, subject to and upon the Gates Reduction of Capital above taking effect and notwithstanding anything to the contrary in the articles of association of the Company (the “Articles”):
(a)the reserve arising in the books of account of the Company as a result of the Gates Reduction of Capital in Resolution No. 2 above be applied by the Company in paying up in full at par such number of new ordinary shares of one cent ($0.01) each in the capital of the Company (“New Shares”) as shall be equal to the number of Scheme Shares cancelled pursuant to Resolution No. 2 above, which shall be allotted and issued, credited as fully paid, to Gates Industrial Corporation Ltd. (“New Gates”) and/or its nominee(s) in accordance with the terms of the Scheme; and
(b)conditional on the Scheme becoming effective in accordance with its terms, in addition to all existing authorities, for the purposes of section 551 of the Companies Act (and so that expressions used in this Resolution shall bear the same meaning as in the said section 551), the board of directors of the Company be generally and unconditionally authorized to exercise all the powers of the Company to allot the New Shares, provided that, (i) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (a) above, (ii) this authority shall expire (unless previously revoked, varied or renewed) on the fifth anniversary of this Resolution, and (iii) this authority shall be in addition and without prejudice to any other authority under section 551 of the Companies Act previously granted and in force on the date on which this Resolution is passed;

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4.THAT for the purpose of giving effect to the Scheme, with effect from the passing of this Resolution No. 4, the Articles be hereby amended by the adoption and inclusion of the following new articles: as article 125:
“Scheme of Arrangement
(a)In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Act between the Company and the Scheme Shareholders (as defined in the Scheme dated , 2026 (as amended or supplemented)) and as approved by the holders of the Scheme Shares at the meetings convened by the Court and agreed by the Company and Gates Industrial Corporation Ltd., a company formed under Bermudan law as an exempted company limited by shares incorporated under the Bermuda Companies Act (“New Gates”) (as defined in the Scheme) and as may be modified or amended in accordance with its terms, and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this article.
(b)Notwithstanding either any other provision of these Articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any Gates Shares (other than to New Gates or its nominee(s)) on or before the Scheme Record Time (as defined in the Scheme), such Gates Shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such Gates Shares shall be bound by the Scheme accordingly.
(c)Notwithstanding any other provision of these Articles, if any Gates Shares are issued to any person (other than New Gates or its nominee(s)) (“New Member”) after the Scheme Record Time (“Disposal Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme shall have become effective, be obliged to transfer immediately the Disposal Shares to New Gates (or to such other person as New Gates may otherwise direct) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the issue by or on behalf of New Gates to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) of the equivalent share in the capital of New Gates for each Disposal Share to which the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) would have been entitled had each Disposal Share been a Scheme Share.
(d)On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the close of business on the Effective Date (as defined in the Scheme), the number of shares in the capital of New Gates to be issued pursuant to (c) above shall be adjusted by the Company in such manner as the Board may determine to be appropriate to reflect such reorganization or alteration. References in this article to Gates Shares shall, following such adjustment, be construed accordingly.
(e)To give effect to any transfer required by this article, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of New Gates (or such other person as New Gates otherwise directs) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Disposal Shares in New Gates (or such other person as New Gates otherwise directs) and pending such vesting to exercise all such rights attaching to the Disposal Shares as New Gates may direct. If an attorney is so appointed, the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of New Gates) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by New Gates. The Company may give good receipt for the purchase price of the Disposal Shares and may register New Gates (or such other person as New Gates otherwise directs) as holder of the Disposal Shares and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder for any Disposal Shares.
(f)In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Gates reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Gates is advised that the allotment and issue of New Gates Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States or Bermuda or would, or might, require the Company or New Gates to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Gates, it would be unable to comply or compliance with which it regards as unduly onerous, then (i) the Company may (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme

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Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Gates Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (ii) New Gates may, in its sole discretion, determine that some or all of the New Gates Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Gates as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall, to the extent permitted by applicable law, be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or wilful default, none of the Company, New Gates, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.
(g)Notwithstanding any other provision of these Articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date.”
ORDINARY RESOLUTION
1.THAT the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other Resolutions, be and is hereby approved.
By order of the Board
Ivo Jurek
Chief Executive Officer
Dated: , 2026
Registered Office: The Pavilions, Bridgwater Road, Bristol, England, BS13 8FD
Registered in England & Wales No. 10980824
Notes:
Shareholders of record of ordinary shares of $0.01 each in the capital of the Company (together, the “Gates Shares”, and such holders the “Gates Shareholders”) are entitled to appoint a proxy to vote at the General Meeting in respect of some or all of their Gates Shares.
Gates Shareholders may vote at the General Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the General Meeting.
Voting on the Resolutions proposed at the General Meeting will be by a poll, which shall be conducted as the chair of the General Meeting may determine. On a poll, each Gates Share is entitled to one vote on each matter properly brought before the General Meeting and submitted to the Gates Shareholders for approval.
Gates Shareholders entitled to attend and vote at the General Meeting should complete, sign, date and return the Proxy Card enclosed or provided under separate cover (the “Proxy Card”) by mail, or through the internet before the General Meeting at www.proxyvote.com, in each case, as soon as possible so that their Gates Shares are represented and voted at the General Meeting. Instructions for voting through the internet and attending the General Meeting virtually are printed on the Proxy Card.
In order to submit their proxy through the internet, Gates Shareholders should have their Proxy Card available so they can input the required information from the Proxy Card, and log onto the internet website address shown on the Proxy Card. When Gates Shareholders log onto the internet website address, Gates Shareholders will receive instructions on how to submit their proxy to vote their Gates Shares. The internet proxy submission procedures are designed to authenticate proxies submitted by use of a personal identification number, which will be provided to each Gates Shareholder separately. Proxies submitted through the internet will be as effective as voting by completing, signing, dating and returning your Proxy Card.

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Each Gates Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the General Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that Gates Shareholder. For the avoidance of doubt, any proxy appointed to exercise all or any of the rights of any Gates Shareholder may delegate some or all of such rights in respect of some or all of the shares in respect of which they have been appointed a proxy to one or more persons by substitute proxy, power of attorney or as otherwise approved by the Company. If you require additional Proxy Cards, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833.
Gates Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by a.m. Eastern Time on , 2026 (or if the General Meeting is adjourned, by a.m. Eastern Time on the day before the date fixed for any adjourned meeting).
Completion and return of a Proxy Card by mail or via the internet will not prevent a Gates Shareholder from attending, speaking and voting at the General Meeting virtually, or any adjournment thereof, if such Gates Shareholder wishes and is entitled to do so.
The register of members of the Company as at 5:00 p.m. Eastern Time on , 2026 has been fixed as the record date for determining those shareholders who are entitled to receive notice of the General Meeting or any adjournment thereof. 5:00 p.m. Eastern Time on , 2026 will also serve as the record date for determining those holders of Gates Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Gates Shares at the General Meeting.
Entitlement to attend, speak and vote at the General Meeting or any adjournment thereof, and the number of votes which may be cast at the General Meeting, will be determined by reference to the register of members of the Company as at 5:00 p.m. Eastern Time on , 2026, or, if the General Meeting is adjourned by 48 hours or more, 5:00 pm Eastern Time on the date which is 10 days before the date fixed for the adjourned meeting, or, if Gates Industrial Corporation gives notice of the adjourned General Meeting, and an entitlement time is specified in that notice, the time specified in that notice.
For DTC participants holding Gates Shares, Cede & Co., the nominee for DTC, is considered the shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Voting Instruction Form(s) enclosed or provided under separate cover or in such other form (including electronically) as the Company may permit.
References to the proxy committee of the Company in any proxy given by or on behalf of a DTC participant shall be deemed to mean , , Ivo Jurek, Chief Executive Officer, or John S. Patouhas, Chief Accounting Officer.
In the case of joint holders of Gates Shares, the vote of the senior holder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.
A Gates Shareholder that is a corporation may authorize a person or persons to act as its representative(s) at the General Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Gates Shares.
The Board has appointed Ivo Jurek, or failing him, any other director or secretary of the Company to act as chair of the General Meeting.
Your vote is important, regardless of the number of Gates Shares you own. To make sure your Gates Shares are represented at the General Meeting, please submit your proxy or your voting instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the General Meeting in virtual format. You may submit your proxy or voting instructions either through the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the Proxy Card or Voting Instruction Form enclosed or provided under separate cover in the envelope provided. If you have any questions or need assistance voting your Gates Shares, please contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations). Brokers and banks may call (212) 750-5833. As of , 2026, being the last practicable date prior to the publication of this notice, there were Gates Shares carrying one vote each. Therefore, the total voting rights in the Company as at , 2026 were votes.
A copy of this notice can be found at https://investors.gates.com/governance/Proxy-Materials/.
Copies of the Articles and the articles of association as proposed to be amended by Resolution No. 4 of this notice are available for inspection at https://investors.gates.com/governance/Proxy-Materials/ from the date of this notice until the date of the General Meeting.

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Annex A:
New Gates Bye-Laws

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Annex A: New Gates Bye-Laws	Table of Contents

AMENDED AND RESTATED BYE-LAWS
OF
GATES INDUSTRIAL CORPORATION LTD.

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INTERPRETATION
Definitions
1.In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:
"Appointed Stock Exchange" means an appointed stock exchange as defined under the Companies Act.
"Auditor" includes a company, an individual or partnership.
"Bermuda" means the Islands of Bermuda.
"Board" means the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Companies Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum.
"Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Bermuda are authorized or required by law to close.
"Bye-laws" means these amended and restated bye-laws adopted by the Company with effect on the completion of the share exchange under the Scheme in their present form or as from time to time amended.
"Companies Act" means the Companies Act 1981 as amended from time to time.
"Company" means the company incorporated in Bermuda under the name of Gates Industrial Corporation Ltd. on [insert date] or such other name as is thereafter adopted in accordance with the Companies Act for which these Bye-laws are approved and confirmed.
“Contested Election” has the meaning set forth in Bye-law 96.
"Covered Transaction" has the meaning set forth in Bye-law 151.
"Director" means a director of the Company for the time being.
”Executive Officer” means any executive officer of the Company.
"Hybrid Meeting" has the meaning set forth in Bye-law 61.
"indemnitee" has the meaning set forth in Bye-law 116.
"Independent Committee" means a committee of the Board of at least three Directors, comprised solely of members of the Board who are independent from both the Company and the proposed Covered Transaction.
"notice" means the written notice as further provided in these Bye-laws unless otherwise specifically stated.
"Officer" means any person appointed by the Board to hold an office in the Company.
"Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, a limited liability partnership, an investment fund, a limited liability company, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
"Register of Directors and Officers" means the register of directors and officers of the Company.
"Register of Shareholders" means the register of members of the Company.
"Registered Office" shall be at such place in Bermuda as the Board shall from time to time appoint.
"Resident Representative" means any person appointed to act as resident representative and includes any deputy or assistant resident representative.
“SEC” means the U.S. Securities and Exchange Commission.

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"Secretary" means the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary.
"Scheme" means the scheme of arrangement to be entered into by Gates Industrial Corporation plc with its shareholders in the United Kingdom.
"Shareholder" means the person registered in the Register of Shareholders as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Shareholders as one of such joint holders or all of such persons, as the context so requires.
"shares" means a share in the capital of the Company of any class.
"Significant Shareholder" means as of the date of the execution of a definitive agreement with respect to a Covered Transaction, a shareholder of the Company who, directly or indirectly, through one or more intermediaries, owns more than 25% of the total voting power of the issued shares entitled to vote at a general meeting of the Company and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the U.S. Exchange Act with respect to the beneficial ownership (as such term is defined under the U.S. Exchange Act) of shares of the Company held by such shareholder.
"Treasury Share" means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.
2.In these Bye-laws, where not inconsistent with the context:
(a)words denoting the plural number include the singular number and vice versa;
(b)words denoting the masculine gender include the feminine and neuter genders;
(c)the word "may" shall be construed as permissive and the word "shall" shall be construed as imperative; and
(d)unless otherwise provided herein, words or expressions defined in the Companies Act shall bear the same meaning in these Bye-laws.
3.In these Bye-laws expressions referring to "writing" or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.
4.Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.
SHARES
Power To Issue Shares
5.Subject to these Bye-laws, the Board shall have the power to issue any authorized but unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital.
6.Subject to the Companies Act, any preference shares with nominal value in any currency may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).
7.The Company shall not issue any shares unless the consideration for such shares has been fully paid, in cash or otherwise, in accordance with the Companies Act. For avoidance of doubt, no share shall be issued as partly paid or nil paid. Any purported issuance of shares in contravention of this Bye-Law shall be null and void ab initio, and the Company shall not recognize any rights attaching to such shares, including but not limited to voting rights, dividend rights, or rights to participate in the distribution of assets upon liquidation. The Company shall not record in its Register of Shareholders any issuance of shares unless evidence of full payment has been provided and verified by the Board or its authorized representatives.
Power of the Company to Purchase its Shares
8.The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Companies Act on such terms as the Board shall think fit.

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9.The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Companies Act.
Rights Attaching to Shares
10.Subject to Bye-law 11 or to any other resolution of the Board (and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares), the share capital shall be divided into shares of a single class the holders of which shall, subject to these Bye-laws:
(a)be entitled to one vote per share;
(b)be entitled to such dividends as the Board may from time to time declare;
(c)not be entitled to any pre-emption rights with respect to the issuance of shares;
(d)in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and
(e)generally be entitled to enjoy all of the rights attaching to shares.
11.Subject to the Companies Act, the Board shall have the power to issue preference shares in one or more series, which may be so issued with such powers, designations, preferences, voting rights, rights and terms of redemption, denominated in such currencies and with such par values, and with relative participating, optional or other special rights and qualifications, limitations and restrictions attaching thereto as determined by the Board, including rights to (a) receive dividends (which may include rights to receive preferential or cumulative dividends), (b) distributions made on a winding up of the Company and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Companies Act) or at such rates of exchange and with such adjustments as may be determined by the Board.
12.All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Companies Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.
Share Certificates
13.Every Shareholder shall be entitled to a certificate under the common seal of the Company or bearing the signature of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Shareholder. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical or electronic means.
14.The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.
15.The holder of any shares of the Company shall immediately notify the Company of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to such holder a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or their legal representative to give the Company a bond in such sum and with such surety or sureties as it may direct to indemnify the Company against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.
16.For such time as any shares of the Company are traded on an Appointed Stock Exchange, nothing in these Bye-laws shall prevent title to any shares of the Company from being evidenced and/or transferred without a written instrument in accordance with the rules or regulations applicable to shares listed on any such Appointed Stock Exchange, and the Board shall have the power to implement any arrangements which it may think fit for such evidencing and/or transfer.
Uncertificated Shares
17.Any Shares of the Company shall be held by Shareholders in uncertificated form, unless otherwise determined by the Board or requested by a Shareholder under Bye-law 14 and the transfer of title of shares in that class shall be made by means of the relevant system used by any Appointed Stock Exchange on which the Company’s securities are listed or any other relevant system. The Board may determine and implement any arrangements it may, in its absolute discretion, think fit in

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relation to the evidencing of title to and transfer of certificated shares, subject to the facilities and requirements of any Appointed Stock Exchange on which the Company's securities are listed.
18.Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class is held in uncertificated form.
19.Where any class of shares is uncertificated and the Company is entitled under any provision of the Companies Act or these Bye-laws to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of, or otherwise enforce a lien over, a share held in uncertificated form, the Company shall be entitled, subject to the provisions of the Companies Act or these Bye-laws and the facilities and requirements of the relevant system:
(a)to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;
(b)to require the holder of that uncertificated share by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;
(c)to require the holder of that uncertificated share by notice to appoint any person to take any step, including, without limitation, the giving of any instructions by means of the relevant system, necessary to transfer the share within the period specified in the notice; and
(d)to take any action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share, or otherwise to enforce a lien in respect of that share.
Fractional Shares
20.The Company may issue its shares in fractional denominations and deal with such fractions as the Board thinks expedient with respect to the rights attaching thereto, including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
REGISTRATION OF SHARES
Register of Shareholders
21.The Board shall cause to be kept in one or more books a Register of Shareholders and shall enter therein the particulars required by the Companies Act. Subject to the provisions of the Companies Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit regarding the keeping of such registers. The Board may authorise any share on the Register of Shareholders to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register of Shareholders is maintain in accordance with the Companies Act.
22.The Register of Shareholders shall be open to inspection without charge at the Registered Office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of Shareholders may, after notice has been given in accordance with the Companies Act, be closed for any time or times not exceeding in the whole thirty days in each year.
Registered Holder Absolute Owner
23.The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.
Transfer of Registered Shares
24.An instrument of transfer shall be in writing in such form as the Board may accept.
25.Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Shareholders.

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26.The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.
27.The Board shall refuse to register a transfer unless all applicable notifications, consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.
28.The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Shareholder may transfer any such share to the executors or administrators of such deceased Shareholder.
29.Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Companies Act.
30.Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an Appointed Stock Exchange may be transferred in accordance with the rules and regulations of such exchange.
Transmission of Registered Shares
31.In the case of the death of a Shareholder, the remaining joint holder or holders where the deceased Shareholder was a joint holder, and the legal personal representatives of the deceased Shareholder where the deceased Shareholder was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Shareholder's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Shareholder with other persons. Subject to the Companies Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Shareholder or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Shareholder.
32.Any person becoming entitled to a share in consequence of the death or bankruptcy of any Shareholder may be registered as a Shareholder upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in such form as the Board may accept.
33.On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Shareholder.
34.Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.
ALTERATION OF SHARE CAPITAL
Power to Alter Capital
35.The Company may, if authorised by resolution of the Board and in any manner permitted by the Companies Act:
(a)divide the Company’s issued shares into several classes and attach thereto any preferential, deferred, qualified or special rights, privileges or conditions;
(b)consolidate all or any of the Company’s share capital into shares of larger par value than its existing shares;
(c)subdivide the Company's shares, or any of them, into shares of smaller par value than its existing shares; or
(d)make provision for the issue and allotment of Shares which do not carry any voting rights.
36.The Company may, if authorised by resolution of Shareholders at a general meeting, increase, change the currency denomination of, reduce, cancel, diminish or otherwise alter its share capital in any manner permitted by the Companies Act.

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37.Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.
Variation of Rights Attaching to Shares
38.If, at any time, the share capital is divided into different classes of shares, the rights attached to any class of shares (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing or with the sanction of a resolution passed by holders representing at least seventy five percent (75%) of the issued shares of such class at a separate meeting of the holders of such class of shares at which meeting the necessary quorum shall be one or more persons holding or representing by proxy at least one-third in nominal value of the issued shares of the relevant class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied or abrogated by:
(a)the creation or issue of further shares ranking in priority to, pari passu therewith, or subsequent to any existing share or class of shares (including, without limitation, any preference shares issued);
(b)the purchase, redemption, or other repurchase of any shares by the Company;
(c)any alteration of the Company's share capital in accordance with the Companies Act and these Bye-laws;
(d)the adoption, implementation, amendment, operation, or effects of any shareholder rights plan in accordance with these Bye-laws, including the issuance of rights, shares, or other securities in connection therewith.
DIVIDENDS AND CAPITALISATION
Dividends
39.The Board may, subject to these Bye-laws and in accordance with the Companies Act, declare a dividend or a distribution out of contributed surplus to be paid or distributed to the Shareholders, in proportion to the number of shares held by them, and such dividend or distribution may be paid or distributed in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. The Board may, subject to these Bye-laws and in accordance with the Companies Act, pay preferential or cumulative dividends to holders of preference shares.
40.The Board may fix any date as the record date for determining the Shareholders entitled to receive any dividend.
41.Each share is entitled to the same dividend per share if any are declared with respect to such class.
42.The Board may declare and make such other distributions (in cash or in specie) to the Shareholders as may be lawfully made out of the assets of the Company and of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend, the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board.
43.Unless otherwise specified in the terms and conditions of issue of the relevant class of shares, no unpaid dividend or distribution shall bear interest as against the Company.
Power to Set Aside Profits
44.The Board may, before declaring a dividend or distribution, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or distributions or for any other purpose.
Method of Payment
45.Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Shareholder at such Shareholder’s address in the Register of Shareholders, or to such person and to such address as the holder may in writing direct.

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46.In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Shareholders, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one of the joint holders can give an effectual receipt for any dividend paid in respect of such shares.
47.The Board may deduct from the dividends or distributions payable to any Shareholder all moneys due from such Shareholder to the Company on account of calls or otherwise.
Capitalisation
48.The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Shareholders.
MEETINGS OF SHAREHOLDERS
Annual General Meetings
49.Subject to any rights to waive the annual general meeting pursuant to the Companies Act, the annual general meeting shall be held in each year (other than the year of incorporation) at such place, date and hour as shall be fixed by the Board.
Special General Meetings
50.The Board may convene a special general meeting whenever in their judgment they shall think fit to be held at such place, date and hour as fixed by the Board. The Board shall, on the requisition of Shareholders holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed duly to convene a special general meeting and the provisions of the Companies Act shall apply.
Notice and Record Date
51.At least 10 clear days but no more than 60 clear days' notice of an annual general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the place, date and hour at which the meeting is to be held and the general nature of the business to be considered.
52.At least 10 clear days but no more than 60 clear days' notice of a special general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.
53.The Board may fix any date as the record date for determining the Shareholders entitled to receive notice of and to vote at any general meeting.
54.A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by: (i) in the case of an annual general meeting, all the Shareholders entitled to attend and vote thereat; and (ii) in the case of a special general meeting, by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares having a right to attend and vote thereat or one Shareholder if there is only one Shareholder.
55.The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.
Giving Notice and Access
56.A notice may be given by the Company to a Shareholder:
(a)by delivering it to such Shareholder in person; or
(b)by sending it by letter mail or courier to such Shareholder’s address in the Register of Shareholders; or
(c)by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Shareholder to the Company for such purpose; or

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(d)by delivering it in accordance with the provisions of the Companies Act pertaining to the delivery of electronic records by publication on a website.
57.Any notice required to be given to a Shareholder shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Shareholders and notice so given shall be sufficient notice to all the holders of such shares.
58.Any notice (save for one delivered in accordance with Bye-law 56(d) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.
59.In the case of information or documents delivered in accordance with Bye-law 56(d) service shall be deemed to have occurred when the requirements of the Companies Act in that regard have been met.
Postponement of General Meeting
60.The Secretary may postpone any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to the Shareholders before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Shareholder in accordance with these Bye-laws.
Electronic Participation in General Meetings
61.The Board may, in its sole discretion, determine that any general meeting may be held as (a) an in-person meeting; (b) a combined in-person and virtual general meeting (a “Hybrid Meeting”); or (c) a fully virtual meeting and Shareholders participation in any such a meeting shall constitute presence in person at such meeting.
Quorum at General Meetings
62.At any general meeting a quorum shall be present if at least one Shareholder representing at least the majority of the voting rights of all the Shareholders entitled to vote at the relevant meeting is present at the general meeting or represented by proxy, and such Shareholder shall form a quorum for the transaction of business at any general meeting held during such time.
63.If at the time appointed for any general meeting a quorum is not present, then the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine, or may be cancelled at the discretion of the Secretary. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.
Chair to Preside at General Meetings
64.The chair of the Board or a delegee of the chair of the Board shall act as chair of the meeting at all general meetings. If there is no such chair of the Board, or if at any meeting the chair or their delegee is not present within five minutes after the time appointed for holding the meeting or is unwilling to act as chair of the meeting, the Board may designate any Director or Officer to act as chair of any general meeting, and only the Board may further provide for determining who shall act as chair of any general meeting of shareholders in the absence of the chair of the Board and such designee. The Board may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board, and in accordance with the Companies Act, the chair of any general meeting shall have the right and authority to convene and (for any or no reason) to recess or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting.
Voting on Resolutions
65.Subject to the Companies Act and these Bye-laws, any question proposed for the consideration of the Shareholders at any general meeting shall be decided by the affirmative votes of a majority of the votes cast by Shareholders entitled to vote thereon, and in the case of an equality of votes the proposed resolution shall fail.
66.At any general meeting a resolution put to the vote of the meeting shall be voted on by way of a poll. Subject to any rights or restrictions for the time being lawfully attached to any class of shares, and subject to these Bye-laws, every person present

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at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy. Such vote shall be counted (a) by ballot, as described herein, or (b) in the case of a general meeting at which one or more Shareholders are present by telephone, electronically or by other communication facilities or means, in such manner as the chair of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting.
67.A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.
68.At any general meeting if an amendment is proposed to any resolution under consideration and the chair of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.
69.In the case of an in-person meeting or Hybrid Meeting, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record their vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast their vote in such manner as the chair of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by an independent inspector appointed by the Board or the chair of the meeting for the purpose and the result of the poll shall be declared by the chair of the meeting.
Voting by Joint Holders of Shares
70.In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Shareholders.
Instrument of Proxy
71.An instrument appointing a proxy shall be in writing in such form as the chair of the meeting or, in the case of a written resolution, the Board shall accept.
72.The instrument appointing a proxy must be received by the Company at the Registered Office or at such other place or in such manner as is specified in the notice convening the meeting or sent with the written resolution, or in any instrument of proxy sent out by the Company in relation to the meeting or written resolution on which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.
73.A Shareholder who is the holder of two or more shares may appoint more than one proxy to represent such Shareholder and vote on such Shareholder's behalf in respect of different shares.
74.The decision of the chair of any general meeting or, in the case of a written resolution, the Board as to the validity of any appointment of a proxy shall be final.
Representation of Corporate Shareholder
75.A corporation which is a Shareholder may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Shareholder, and that Shareholder shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.
76.Notwithstanding the foregoing, the chair of the meeting may accept such assurances as they think fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Shareholder.
Adjournment of General Meeting
77.The chair of a general meeting may adjourn the meeting at any time if:
(a)a quorum is not present, in which case Bye-law 63 shall apply; or
(b)it is likely to be impractical to hold or continue that meeting because of the number of Shareholders wishing to attend who are not present; or

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(c)the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or
(d)an adjournment is otherwise necessary so that the business of the meeting may be properly conducted; or
(e)the chair of the meeting considers, in good faith, any other reason to warrant an adjournment.
Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.
Written Resolutions
78.Subject to these Bye-laws, anything which may be done by resolution of the Company in a general meeting or by resolution of a meeting of any class of the Shareholders may, without a meeting, be done by unanimous written resolution in accordance with this Bye-law. Such written resolution may be signed by each Shareholder or its proxy, or in the case of a Shareholder that is a corporation by its representative on behalf of such Shareholder.
79.Notice of a proposed written resolution shall be given, and a copy of the proposed written resolution shall be circulated to all Shareholders who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Shareholder does not invalidate the passing of a written resolution.
80.A written resolution is passed when it is signed by (or, in the case of a Shareholder that is a corporation, on behalf of), the Shareholders who at the date that the notice is given represent all of the total voting power of the issued shares entitled to vote on such matter.
81.A written resolution may be signed in any number of counterparts.
82.A written resolution made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Shareholders, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Shareholders voting in favour of a resolution shall be construed accordingly.
83.A written resolution made in accordance with this Bye-law shall constitute minutes for the purposes of the Companies Act.
84.Bye-laws 78 to 83 shall not apply to:
(a)a resolution passed to remove an Auditor from office before the expiration of such Auditor's term of office; or
(b)a resolution passed for the purpose of removing a Director before the expiration of such Director's term of office.
85.For the purposes of Bye-laws 78 to 83, the effective date of the resolution is the date when the resolution is signed by (or in the case of a Shareholder that is a corporation whether or not a company within the meaning of the Companies Act, on behalf of) the last Shareholder whose signature results in all of the total voting power of the issued shares entitled to vote on such matter being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with Bye-laws 78 to 83, a reference to such date.
Directors' Attendance at General Meetings
86.The Directors shall be entitled to receive notice of, attend, and be heard at any general meeting.
Order of Business
87.At any annual general meeting, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual general meeting, nominations and proposals of other business must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly made at the annual general meeting, by or at the direction of the Board, or (iii) otherwise properly requested to be brought before the annual general meeting by a Shareholder in accordance with the applicable provisions of Bye-laws 90, 91 and 92. For nominations of persons for election to the Board or proposals of other business to be properly requested by a Shareholder to be made at an annual general meeting, a Shareholder must be a Shareholder of record at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, be entitled to vote at such

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annual general meeting, and comply with the procedures set forth in Bye-laws 90, 91 and 92 as to such nomination or business.
88.At any special general meeting, only such business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting (or any supplement thereto). To be properly brought before a special general meeting, proposals of business must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the special general meeting, by or at the direction of the Board, or (iii) otherwise properly requested to be brought before the special general meeting by a Shareholder who must be a Shareholder of record at the time of giving of notice of such special general meeting and at the time of the special general meeting, be entitled to vote at such special general meeting, and comply with the procedures set forth in Bye-laws 90, 91 and 92 as to such business. At any special general meeting, only such nominations of persons for election to the Board may be made at a special general meeting at which directors are to be elected, as shall have been properly brought before the meeting. For nominations to be properly made at a special general meeting, nominations must be (i) specified in the Company’s notice of meeting (or any supplement thereto), by or at the direction of the Board, or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any Shareholder who is a Shareholder of record at the time of giving of notice of such special general meeting and at the time of the special general meeting, is entitled to vote at the meeting and complies with the procedures set forth in Bye-laws 90, 91 and 92 as to such nomination.
89.If the chair of the Board (or other person presiding over the relevant general meeting) determines that a nomination or any business brought before a general meeting was not made in accordance with these Bye-laws, the chair of the Board (or such other person presiding over the relevant general meeting) shall declare to the meeting that the nomination or business brought before the general meeting was defective and same shall be disregarded.
Advance Notice of Director Nominations and Other Business
90.Without qualification or limitation, for any nominations or any other business to be properly brought before a general meeting by a Shareholder pursuant to Bye-laws 87 or 88, as applicable, the Shareholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for Shareholder action.
(a)To be timely, a Shareholder’s notice with respect to an annual general meeting shall be delivered to the Secretary at the Registered Office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that if the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of the 90th day prior to the date of such annual general meeting, or, if the first public announcement of the date of such annual general meeting is less than 100 days prior to the date of such annual general meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a Shareholder’s notice as described above.
(b)To be timely, a Shareholder’s notice with respect to a special general meeting shall be delivered to the Secretary at the Registered Office not earlier than the close of business on the 120th day prior to the date of such special general meeting and not later than the close of business on the later of the 90th day prior to the date of such special general meeting or, if the first public announcement of the date of such special general meeting is less than 100 days prior to the date of such special general meeting, the 10th day following the day on which public announcement is first made of the date of the special general meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of a special general meeting, or the public announcement thereof, commence a new time period for the giving of a Shareholder’s notice as described above.
Disclosure Requirements
91.To be in proper form, a Shareholder’s notice (whether given pursuant to Bye-laws 87 or 88) to the Secretary must include the following, as applicable.
(a)As to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a Shareholder’s notice must set forth:
(i)the name and address (x) of such Shareholder, as they appear on the Company’s books, (y) of such beneficial owner, if any, and (z) of their respective affiliates or associates;

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(ii)a representation that the Shareholder is a holder of shares in the Company and that the Shareholder intends to vote such shares at such meeting, including the class, series and number of shares of each class or series of shares (if any) of the Company that are, directly or indirectly, owned beneficially or of record (specifying the type of ownership) by such Shareholder (including any right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately or only after the passage of time or the fulfilment of a condition) and the date or dates on which such shares were acquired; and
(iii)any other information relating to such Shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a Contested Election pursuant to Section 14 of the U.S. Exchange Act and the rules and regulations promulgated thereunder.
(b)As to each person, if any, whom the Shareholder proposes to nominate for election or re-election to the Board, a Shareholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth:
(i)all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a Contested Election pursuant to Section 14 of the U.S. Exchange Act and the rules and regulations promulgated thereunder; and
(ii)the nominee’s written consent to being named as a nominee in the proxy statement or meeting notice and serving as a director if elected (or re-elected).
(c)If the notice relates to any other business that the Shareholder proposes to bring before the meeting, a Shareholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth:
(i)a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such Shareholder and beneficial owner, if any, in such business;
(ii)the full text of the proposal or business (including the text of any resolutions proposed for consideration); and
(iii)a description of all agreements, arrangements and understandings between such Shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Shareholder.
92.Notwithstanding the provisions of Bye-laws 87, 88, 90, or 91, a Shareholder shall also comply with all applicable requirements of the Companies Act and of the U.S. Exchange Act with respect to the matters set forth in Bye-laws 87, 88, 90, or 91. Nothing in Bye-laws 87, 88, 90, or 91 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the U.S. Exchange Act, subject in each case to compliance with the U.S. Exchange Act.
DIRECTORS AND OFFICERS
Number of Directors
93.The number of directors that shall constitute the entire Board shall be fixed, from time to time, exclusively by the Board, subject to the rights of the holders of any series of preference shares with respect to the election of directors, if any. The Board shall consist of a minimum of two directors and such maximum number as the Board may from time to time determine.
Term of Office of Directors
94.Directors shall hold office for such term as the Shareholders may determine or, in the absence of such determination, until the earlier of the next annual general meeting; when their successors are elected or appointed; or their office is otherwise vacated in accordance with these Bye-laws.

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Election of Directors
95.The Board of Directors shall be elected or appointed in the first place at the statutory meeting of the Company and thereafter, except in the case of a casual vacancy, at the annual general meeting or at any special general meeting called for that purpose.
96.At any general meeting duly called and held for the election or re-election of directors at which a quorum is present, directors shall be elected by a resolution passed by the affirmative votes of a majority of the votes cast by Shareholders entitled to vote on the election of directors. If the total number of director nominees properly nominated in accordance with these Bye-laws exceeds the number of directors to be elected as of the record date for such general meeting (a “Contested Election”), the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied. Following their election, all Directors, upon election or appointment (except upon re-election at an annual general meeting), must provide written acceptance of their appointment in such form as the Board may think fit, by notice in writing to the Registered Office within 30 days of their appointment.
No Alternate Directors
97.No Director may appoint an alternate director to act in their place, and any purported appointment of an alternate director shall be void and of no force or effect.
Removal of Directors
98.Subject to any provision to the contrary in these Bye-laws, the Shareholders entitled to vote for the election of Directors may, at any special general meeting called for such purpose and convened and held in accordance with these Bye-laws, remove a Director with or without cause upon the affirmative votes of a majority of the votes cast by Shareholders entitled to vote thereon at a general meeting provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director no fewer than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal.
99.If a Director is removed from the Board under this Bye-law, any vacancies in the Board shall be filled in accordance with Bye-law 101. A Director so appointed shall hold office for a term that shall coincide with the remaining term of the Director whose vacancy such Director was appointed to fill in accordance with Bye-law 94.
Vacancy in the Office of Director
100.The office of Director shall be vacated if the Director:
(a)is removed from office pursuant to these Bye-laws or is prohibited from being a Director by applicable law, rule or listing regulations;
(b)is or becomes bankrupt or insolvent;
(c)is or becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that such Director's office is vacated, or dies;
(d)resigns their office by notice to the Company; or
(e)does not receive the requisite approval of Shareholders for their re-election pursuant to Bye-law 96.
101.The Board, by the affirmative vote of a majority of the remaining Directors then in office (even if less than a quorum) shall have the power to appoint any person as a Director to fill a vacancy on the Board for any reason including as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the term of the Director whose vacancy such Director was appointed to fill, and until such Director's successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board shall shorten the term of any incumbent Director. In case the entire Board shall die or resign, the Secretary may call and cause notice to be given for a special general meeting of Shareholders in the same manner that the chair of the Board may call such a meeting, and Directors for the unexpired terms may be elected at such special general meeting.
102.The Shareholders in general meeting shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring for any reason including as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board.

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Directors to Manage Business
103.The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Companies Act or by these Bye-laws, required to be exercised by the Company in any general meeting.
Powers of the Board of Directors
104.The Board may:
(a)appoint, suspend, or remove any manager, chief financial officer, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;
(b)exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;
(c)appoint, suspend, or remove one or more person(s) (who may or may not be a Director) to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company, and may fix their remuneration;
(d)appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;
(e)by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;
(f)procure that the Company pays all expenses incurred in promoting and incorporating the Company;
(g)designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Company, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board as may be delegated to such committee in the management of the business and affairs of the Company; provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time;
(h)delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;
(i)present any petition and make any application in connection with the liquidation or reorganisation of the Company;
(j)in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and
(k)authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.
Register of Directors and Officers
105.The Secretary shall establish and maintain a Register of the Directors and Officers of the Company as required by the Companies Act. The Register of the Directors and Officers shall be open to inspection without charge at the Registered Office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection. The Register of the Directors and Officers may, after notice has been given in accordance with the Companies Act, be closed for any time or times not exceeding in the whole thirty days in each year.

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Appointment of Officers
106.The Board may appoint such officers (who may or may not be Directors) as the Board may determine.
Appointment of Secretary and Resident Representative
107.The Secretary and Resident Representative, if necessary, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board.
Duties of Officers
108.The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.
Duties of the Secretary
109.The duties of the Secretary shall be those prescribed by the Companies Act together with such other duties as shall from time to time be prescribed by the Board.
Remuneration of Officers and Directors
110.The Officers shall receive such remuneration as the Board or a committee of the Board may determine.
The Directors shall receive such remuneration as the Board or a committee of the Board may determine.
Conflicts of Interest
111.Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director’s firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director’s firm, partner or company to act as Auditor to the Company.
112.A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall not be permitted to vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may not be counted in the quorum for such meeting.
113.For the purposes of these Bye-laws, in addition to any interests they would be deemed to be interested in under the provisions of the Companies Act, a Director shall be considered to be interested in a contract or proposed contract or arrangement with the Company if such contract, proposed contract or arrangement is between any member of a Director's immediate family and the Company (where "immediate family" shall mean father, mother, step-father, step-mother, sibling (including stepsiblings and adopted siblings), spouse, domestic partner, child (including step-child or adopted child) or grandchild).
114.Subject to the Companies Act and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that they are a director or officer or have an interest in any business entity and is to be regarded as interested in any transaction or arrangement made with that business entity shall be sufficient declaration of interest in relation to any transaction or arrangement so made.
Indemnification and Exculpation of Directors and Officers
115.To the fullest extent permitted by the Companies Act, a Director of the Company shall not be liable to the Company or its Shareholders for monetary damages for breach of fiduciary duty as a Director. Any repeal or modification of this Bye-law 115 shall be prospective only and shall not adversely affect any limitation, right or protection of a Director existing at the time of such repeal or modification.
116.Without limitation of any right conferred by Bye-law 115, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person is or was a Director, Officer or Resident Representative of the Company, or is or was serving at the request of the Company as a director, officer, Resident Representative, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, and regardless of whether there is found to be

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any potential defect in their appointment or election and is thereby acting under the reasonable belief that the director or officer was properly appointed or elected (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer, Resident Representative, employee or agent or in any other capacity while serving as a director, officer, Resident Representative, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Companies Act against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, provided always that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Act or other applicable law, rule or listing regulations and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, Resident Representative, employee or agent, as applicable, and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators; provided, however, except as provided in Bye-law 117 with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board. An indemnitee shall not be liable for actions or omissions or otherwise of any other indemnitees. The right to indemnification conferred in this Bye-law 116 shall be a contract right and shall include the right to be paid by the Company, the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however that the advancement of expenses is authorized by the Board, and only upon delivery to the Company of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that any allegation of fraud or dishonesty is proved against the indemnitee. The advancement of expenses would not be paid unless the advancement was duly authorized upon a determination that the indemnification of the indemnitee was appropriate because the indemnitee had met the standard of conduct which would entitle the indemnitee to indemnification and further the determination referred to above must be made by a majority vote of the Board at a meeting duly constituted by a quorum of Directors not party to the proceedings in respect of which the indemnification is, or would be, claimed; or, in the case such meeting cannot be constituted by lack of disinterested quorum by an independent third party.
117.If a claim under Bye-law 116 is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 30 days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the Companies Act. In any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Companies Act. Neither the failure of the Company (including the Board, independent legal counsel, or the Shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Companies Act, nor an actual determination by the Company (including the Board, independent legal counsel or the Shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Bye-law or otherwise shall be on the Company.
118.Each Shareholder agrees to waive any claim or right of action such Shareholder might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer, nor shall such waiver extend to any claims of violations of the Securities Act of 1933 (the “U.S. Securities Act”) or the U.S. Exchange Act which waiver would be prohibited by Sections 14 of the U.S. Securities Act and 29(a) of the U.S. Exchange Act.
119.The rights to indemnification and to the advancement of expenses conferred in Bye-law 116 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of these Bye-laws, agreement, vote of Shareholders or disinterested Directors, or otherwise.

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120.The Company may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a Director, Officer, Resident Representative, employee or agent of the Company or any person who is or was serving at the request of the Company as a director, officer, Resident Representative, employer or agent of another company, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Companies Act.
MEETINGS OF THE BOARD OF DIRECTORS
Board Meetings
121.The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the Directors and in the case of an equality of votes of the Directors the resolution shall fail.
Notice of Board Meetings
122.A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director orally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director's last known address or in accordance with any other instructions given by such Director to the Company for this purpose.
Electronic Participation in Meetings
123.Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.
Quorum at Board Meetings
124.At all meetings of the Board, a majority of Directors constituting the Board shall constitute a quorum for the transaction of business.
Board to Continue in the Event of Vacancy
125.The Board may act notwithstanding any vacancy in its number but, subject to Bye-law 101, if and so long as its number is reduced below the minimum number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.
Chair to Preside
126.Unless otherwise agreed by a majority of the Directors attending, the chair of the Board, if there be one, and if not, the chief executive officer or president of the Company, if there be one, shall act as chair at all meetings of the Board at which such person is present. In their absence, a chair shall be appointed or elected by the Directors present at the meeting.
Written Resolutions
127.A written resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the resolution is signed by the last Director.
Validity of Prior Acts of the Board
128.No regulation or alteration to these Bye-laws made by the Company in a general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.
CORPORATE RECORDS
Minutes
129.The Board shall cause minutes to be duly entered in books provided for the purpose:

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Annex A: New Gates Bye-Laws	Table of Contents
(a)of all elections and appointments of Officers;
(b)of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and
(c)of all resolutions and proceedings of general meetings of the Shareholders, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.
Place Where Corporate Records Kept
130.Minutes prepared in accordance with the Companies Act and these Bye-laws shall be kept by the Secretary at the Registered Office of the Company.
Form and Use of Seal
131.The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.
132. A seal may, but need not, be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of: (i) any Director; (ii) any Officer; (iii) the Secretary; or (iv) any person authorised by the Board for that purpose.
133. A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.
ACCOUNTS
Books of Account
134.The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:
(a)all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;
(b)all sales and purchases of goods by the Company; and
(c)all assets and liabilities of the Company.
135.Such records of account shall be kept at the Registered Office of the Company, or subject to the Companies Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.
Financial Year End
136.The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31 December in each year.
AUDITS
Annual Audit
137.Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Companies Act, the accounts of the Company shall be audited at least once in every year.
Appointment of Auditor
138.If an Auditor is not otherwise appointed under these Bye-laws, subject to any waiver of the requirement to appoint an auditor pursuant to the Companies Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Shareholders shall be appointed by them as Auditor of the accounts of the Company.
139.The Auditor may be a Shareholder but no Director, Officer or employee of the Company shall, during their continuance in office, be eligible to act as an Auditor of the Company.

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Remuneration of Auditor
140.Save in the case of an Auditor appointed pursuant to Bye-law 147, the remuneration of the Auditor shall be fixed by the Company in a general meeting or in such manner as the Shareholders may determine. In the case of an Auditor appointed pursuant to Bye-law 147, the remuneration of the Auditor shall be fixed by the Board.
Duties of Auditor
141.The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.
142.The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Companies Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.
Change to the Company’s Auditors
143.Subject to Bye-law 147, no change to the Company’s Auditors may be made save in accordance with the Companies Act and until the same has been approved by a unanimous resolution of the Board and by the Shareholders at a general meeting with the requisite approval threshold in accordance with the Companies Act.
Access to Records
144.The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.
Financial Statements
145.Subject to any rights to waive laying of accounts pursuant to the Companies Act, financial statements as required by the Companies Act shall be laid before the Shareholders in a general meeting. A resolution in writing made in accordance with Bye-law 78 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Shareholders in a general meeting.
Distribution of Auditor’s Report
146.The report of the Auditor shall be submitted to the Shareholders in a general meeting.
Vacancy in the Office of Auditor
147.The Board may fill any casual vacancy in the office of the Auditor.
VOLUNTARY WINDING UP AND DISSOLUTION
148.If the Company shall be wound up, the liquidator may, with the sanction of a resolution of the Shareholders at a general meeting, divide amongst the Shareholders in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as they deem fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Shareholders as the liquidator shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities or assets whereon there is any liability.
MERGERS AND AMALGAMATIONS OR COVERED TRANSACTIONS
149.The Company may merge or amalgamate in accordance with the Companies Act, upon the approval of:
(a)at least two-thirds (66.67%) of the Board and the affirmative vote of greater than fifty percent (50%) of the votes cast by Shareholders entitled to vote thereon at a general meeting of the Shareholders; or
(b)less than two-thirds (66.67%) but greater than fifty percent (50%) of the Board and the affirmative vote of at least seventy-five percent (75%) of the votes cast by Shareholders entitled to vote thereon at a general meeting of the Shareholders.

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150.Notwithstanding Bye-law 149, in order to authorise a Covered Transaction, the following procedures must be followed for a Covered Transaction to be validly authorised:
(a)if the Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the Board must form an Independent Committee with such determination of independence to be made pursuant to a resolution of the Board after consultation with counsel selected by the Board, and such determination(s) shall be final;
(b)the Independent Committee shall be granted the authority, on behalf of the Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) will be final; provided that if the Independent Committee concludes that the proposed transaction is not a Covered Transaction, the provisions of this Bye-law shall not apply to such proposed transaction; and
(c)after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction must be approved by:
(i)at least two-thirds of the members of the Independent Committee,
(ii)a majority of the members of the Board, and
(iii)a majority of the votes cast by Shareholders entitled to vote thereon; provided that any Shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum, will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote but Shares held by a Significant Shareholder or any Director or Executive Officer that owns an interest in any such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.
151."Controlled Acquiror" means a Person, other than the Company or one of its subsidiaries, in which (x) a Director, (y) an Executive Officer or (z) a Significant Shareholder, in each case, owns, individually or together with one or more other Directors, Executive Officers or Significant Shareholders, more than 25% of the total voting power of the issued shares of such Person entitled to vote at a general meeting and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”), with respect to the beneficial ownership (as such term is defined under the U.S. Exchange Act) of shares of the Company held by the Controlled Acquiror.
A "Covered Transaction" in the context of these Bye-laws means (x) a merger or amalgamation, in each case, proposed by a Controlled Acquiror pursuant to Section 104, 104A, 104B or 104H of the Companies Act, as a result of which the shareholders of the Company immediately prior to the consummation of such Covered Transaction cease to own, immediately following the consummation of such Covered Transaction a majority of the total voting power of (1) the surviving or amalgamated company or the Company, as the case may be, or (2) if the surviving or amalgamated company or the Company, as the case may be, is a wholly owned subsidiary of another corporation immediately following such merger or amalgamation, the ultimate parent corporation of such surviving or amalgamated corporation or the Company, as the case may be, in such Covered Transaction; provided that any voting power held, directly or indirectly, by any Significant Shareholder and any Director or Executive Officer, in each case, whose ownership of voting power of a Person results in such Person becoming the Controlled Acquiror shall be taken into account in determining whether the shareholders of the Company hold a majority of the total voting power of the applicable Person immediately following the consummation of the Covered Transaction or (y) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger or amalgamation) in one or a series of related transactions, of substantially all of the assets of the Company to a Controlled Acquiror.

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CHANGES TO CONSTITUTION
Changes to Bye-laws
152.No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Companies Act and until the same has been approved by a resolution of the Board and by the Shareholders at a general meeting.
Changes to the Memorandum of Association
153.No alteration or amendment to the Memorandum of Association may be made save in accordance with the Companies Act and until same has been approved by a resolution of the Board and by the Shareholders at a general meeting.
Discontinuance
154.The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Companies Act.
Forum
155.In the event that any dispute arises concerning the Companies Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Companies Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

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GATES INDUSTRIAL CORPORATION PLC
1144 FIFTEENTH ST.
SUITE 1400
DENVER, CO 80202

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GATES INDUSTRIAL CORPORATION PLC

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To attend the virtual Court Meeting, please visit www.virtualshareholdermeeting.com/GTES2026SM. There will be no physical meeting location.

The Board of Directors recommends you vote FOR the following proposal (as listed in the Document).

The undersigned directs the proxy to vote in relation to all shares/the number of shares specified below that the undersigned has the power to vote as follows in respect of the proposal:

	For	Against
1. To approve the Court Meeting Resolution, a resolution to approve the Scheme as set forth in the Document.	☐	☐

Name of proxy appointed/persons named on continuation sheet (delete as appropriate)

You only need to complete this box if you wish to appoint a person other than the default proxy specified overleaf.

Number of shares in respect of appointment (if no number is specified, the proxy will relate to all of the shares in respect of which the undersigned has power to vote).

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy.

If two or more valid proxy cards are delivered in respect of the same share, the one which was delivered last (regardless of the date of its execution) will be valid.

In the case of a corporation, this proxy card may be executed under its common seal or signed on its behalf by a duly authorized officer of the corporation or attorney duly authorized in writing. In the case of an individual, the proxy card must be signed by the individual or his attorney. The proxy card may be signed or authenticated in writing or in accordance with Article 116 of the articles of association of Gates Industrial Corporation.

Authorized signatory/signatory acting under power of attorney in respect of the persons specified in the schedule (delete as appropriate)

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Court Meeting:
The Notice of the Court Meeting and the Proxy Statement are available at www.proxyvote.com.

V96040-TBD

Gates Industrial Corporation plc
Court Meeting of Gates Industrial plc Shareholders
[ ], 2026 [ ] a.m. Mountain Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned or the persons set out in the schedule hereby appoint [ ], [ ], or failing [ ], Ivo Jurek, Chief Executive Officer, or failing him, John Patouhas, Chief Accounting Officer (or, alternatively, the person named overleaf), as the proxy of the undersigned or the persons set out in the schedule with authority to attend, speak and vote on behalf of the undersigned or the persons set out in the schedule in respect of the number of shares specified overleaf or in the schedule at the Court Meeting and at any adjournment thereof in relation to the resolution specified in the Notice of the Court Meeting and any other business which may properly come before the Court Meeting or any adjournment thereof. To appoint a person other than the person nominated in this form, insert the full name in the space provided overleaf.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "**Document**").

By an order dated [ ], 2026 made in the matter of Gates Industrial Corporation plc ("**Gates Industrial Corporation**"), the Court has granted permission for a meeting of the Scheme Shareholders (as defined in the Document) to be convened for the purpose of considering and if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (as amended) (the "**Scheme**") between Gates Industrial Corporation and the Scheme Shareholders, such court meeting to be held virtually at [ ] a.m. Mountain Time on [ ], 2026 (the "**Court Meeting**"). Before completing this form, please read the Notice of the Court Meeting in the Document and the notes and instructions contained therein, which are incorporated by reference into this proxy card. As described in more detail in the Document, Gates is proposing to redomicile by forming a new holding company incorporated in Bermuda, Gates Industrial Corporation Ltd. ("**New Gates**"), that will become the parent company of the Gates Industrial Corporation Group and the issuer of the New Gates Shares (the "**Redomiciliation**").

The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the "**Scheme**") under which the Shareholders of Gates will cease to be Shareholders of Gates and will instead become Shareholders of New Gates. The resolution set forth in this proxy card relates to the approval of the Scheme. We are separately asking the holders of Gates Shares to approve certain resolutions required to implement the Scheme at a general meeting of Gates Industrial Corporation (the "**General Meeting**"). The Scheme will only be implemented if the Scheme Resolutions are also approved by the requisite majority at the General Meeting.

Return of a proxy card will not preclude you from attending, speaking and voting by virtual means at the Court Meeting, or any adjournment thereof, should you wish to and be entitled to do so.

Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will be invalid and the Scheme Shares will not be voted. If you have any questions or to appoint more than one proxy in respect of your Scheme Shares, you may contact the Proxy Solicitor by calling (877) 456-3510 (toll-free within the U.S. and Canada) or +1 (412) 232-3651 (from other locations).

In order to vote in advance of the Court Meeting, this form must be completed and returned in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.proxyvote.com, by [ ] Eastern Time on [ ], 2026. Your proxy may also vote at www.virtualshareholdermeeting.com/GTES2026SM during the Court Meeting.

Only those shareholders registered in the register of members of Gates Industrial Corporation at 5:00 p.m. Eastern Time on [ ], 2026 shall be entitled to attend, participate and vote at the Court Meeting in respect of the number of shares registered in their respective names at that time. If the Court Meeting is adjourned to a time not more than 48 hours after [ ] a.m. Mountain Time on [ ], 2026, that time will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purposes of determining the number of votes they may cast) at the adjourned meeting. Changes to the register of members of Gates Industrial Corporation after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the Court Meeting.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

GATES INDUSTRIAL CORPORATION PLC
1144 FIFTEENTH ST.
SUITE 1400
DENVER, CO 80202

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to submit your proxy form up until [ ] Eastern Time on [ ], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GTES2026SM**

Your proxy may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96041-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS GENERAL MEETING PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GATES INDUSTRIAL CORPORATION PLC

Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document"). The terms of this proxy card prevail over any contrary terms in the attached schedule (where applicable).

To attend the virtual General Meeting, please visit www.virtualshareholdermeeting.com/GTES2026SM. There will be no physical meeting location.

The Board of Directors recommends you vote FOR the following proposals (as listed in the Document).

The undersigned directs the proxy to vote in relation to all shares/the number of shares specified below that the undersigned has the power to vote as follows in respect of the proposals:

Name of proxy appointed/persons named on continuation sheet (delete as appropriate)

You only need to complete this box if you wish to appoint a person other than the default proxy specified overleaf.

Number of shares in respect of appointment (if no number is specified, the proxy will relate to all of the shares in respect of which the undersigned has power to vote).

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy.

If this proxy card is returned duly signed but without any indication as to how the person appointed proxy shall vote, the person will exercise their discretion as to how they will vote and whether or not they abstain from voting.

If two or more valid proxy cards are delivered in respect of the same share, the one which was delivered last (regardless of the date of its execution) will be valid.

In the case of a corporation, this proxy card may be executed under its common seal or signed on its behalf by a duly authorized officer of the corporation or attorney duly authorized in writing. In the case of an individual, the proxy card must be signed by the individual or his attorney. The proxy card may be signed or authenticated in writing or in accordance with Article 116 of the articles of association of Gates Industrial Corporation.

Authorized signatory/signatory acting under power of attorney in respect of the persons specified in the schedule (delete as appropriate)

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the General Meeting:
The Notice of the General Meeting and the Proxy Statement are available at www.proxyvote.com.

V96042-TBD

Gates Industrial Corporation plc
General Meeting of Shareholders
[ ], 2026 [ ] a.m. Mountain Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned or the persons set out in the schedule hereby appoint [ ], [ ], or failing [ ], Ivo Jurek, Chief Executive Officer, or failing him, John Patouhas, Chief Accounting Officer (or, alternatively, the person named overleaf), as the proxy of the undersigned or the persons set out in the schedule with authority to attend, speak and vote on behalf of the undersigned or the persons set out in the schedule in respect of the number of shares specified overleaf or in the schedule at the General Meeting and at any adjournment thereof in relation to the resolution specified in the Notice of the General Meeting and any other business which may properly come before the General Meeting or any adjournment thereof. To appoint a person other than the person nominated in this form, insert the full name in the space provided overleaf.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "**Document**").

As described in more detail in the Document, Gates Industrial Corporation is proposing to redomicile by forming a new holding company incorporated in Bermuda, Gates Industrial Corporation Ltd. ("**New Gates**"), that will become the parent company of the Gates Industrial Corporation Group and the issuer of the New Gates Shares (the "**Redomiciliation**"). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the "**Scheme**") under which the Shareholders of Gates Industrial Corporation will cease to be Shareholders of Gates Industrial Corporation and will instead become Shareholders of New Gates. The resolutions set forth in this proxy card relate to approvals required to implement the Scheme. We are separately asking the Scheme Shareholders to approve the Scheme at a meeting convened by order of the Court pursuant to Part 26 of the Companies Act 2006 (the "**Court Meeting**").

Return of a proxy card will not preclude you from attending, speaking and voting virtually at the General Meeting, or any adjournment thereof, should you wish to and be entitled to do so.

In order to vote in advance of the General Meeting, this form must be completed and returned in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of Gates Industrial Corporation), or electronically at www.proxyvote.com, by [ ] Eastern Time on [ ], 2026.

Only those shareholders registered in the register of members of Gates Industrial Corporation at 5:00 p.m. Eastern Time on [ ], 2026 shall be entitled to attend, participate and vote at the General Meeting in respect of the number of shares registered in their respective names at that time. If the General Meeting is adjourned to a time not more than 48 hours after [ ] a.m. Mountain Time on [ ], 2026, that time will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purposes of determining the number of votes they may cast) at the adjourned meeting. Changes to the register of members of Gates Industrial Corporation after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the General Meeting.

Continued and to be signed on reverse side